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                                                                     Exhibit 4.1

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                              THE MACERICH COMPANY


                                       and

                        CHASE MANHATTAN TRUSTEES LIMITED

                                   as Trustee



                              --------------------

                                    INDENTURE


                            Dated as of June 27, 1997


                              --------------------


                                  $175,000,000
                         7 1/4% Convertible Subordinated
                               Debentures Due 2002



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                    INDENTURE, dated as of June 27, 1997, between THE MACERICH
               COMPANY, a corporation duly organized and existing under the laws of the State of Maryland, having its principal office at 233 Wilshire Boulevard, Santa Monica, California 90401 (herein called the "Company"), and Chase Manhattan Trustees Limited, as Trustee hereunder (herein called the "Trustee").


                             RECITALS OF THE COMPANY

          The Company has duly authorized the creation of an issue of its 7 1/4% Convertible Subordinated Debentures Due 2002 (herein called the "Securities") and the coupons, if any, thereto appertaining, of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

          All things necessary to make the Securities and the coupons thereto appertaining, when the Securities are executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done. Further, all things necessary to duly authorize the issuance of the Common Stock of the Company issuable upon the conversion of the Securities, and to duly reserve for issuance the number of shares of Common Stock issuable upon such conversion, have been done.


          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and

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                                                                               2


proportionate benefit of all Holders of the Securities and the coupons thereto appertaining, as follows:


                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

          SECTION 1.01. DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of this instrument; and

          (c) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

          (d) "or" is not exclusive;

          (e) unsecured indebtedness shall not be deemed to be subordinate or junior to secured indebtedness merely by virtue of its nature as unsecured indebtedness; and

          (f) all references to the date the Securities were originally issued shall refer to the date the Securities were originally issued.

          "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 1.04.

          "Additional Amounts" has the meaning specified in Exhibit A.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or

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                                                                               3


controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent Members" has the meaning set forth in Exhibit G.2.

          "Articles" means the Company's Articles of Amendment and Restatement, as amended by the articles supplementary filed with the Maryland State Department of Assessments and Taxation on May 30, 1995.

          "Authenticating Agent" means any Person authorized pursuant to
Section 4.12 to act on behalf of the Trustee to authenticate Securities.

          "Authorized Newspaper" means a newspaper, in an official language of the country of publication or in the English language, customarily published on each Monday, Tuesday, Wednesday, Thursday and Friday, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Monday, Tuesday, Wednesday, Thursday and Friday. For purposes of publication in London, Luxembourg and The City of New York, such term shall mean The Financial Times, The Luxembourg Wort and The Wall Street Journal (Eastern Edition), respectively, unless any such newspaper is not available.

          "Bankruptcy Law" has the meaning specified in Section 3.01.

          "Bearer Additional Amounts" has the meaning specified in Exhibit A.

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                                                                               4

          "Bearer Definitive Security" means any Security issued in substantially the form set forth in Exhibit A.

          "Bearer Security" means any Bearer Definitive Security and the Temporary Bearer Global Security.

          "Board of Directors" means either the board of directors of the Company or any committee of that board empowered to act for it with respect to this Indenture.

          "Board Resolution" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

          "Business Day", when used with respect to any Place of Payment, Place of Conversion or any other place, as the case may be, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in such Place of Payment, Place of Conversion or other place, as the case may be, are authorized or obligated by law or executive order to close.

          "Capital Stock" means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity.

          "Capital Stock Rights" has the meaning specified in Section 10.06.

          "Capital Stock Rights Distribution Date" has the meaning specified in
Section 10.06.

          "CEDEL" has the meaning specified in Section 2.04.

          "CEDEL Participants" has the meaning specified in Section 2.04.

          A "Change of Control" will be deemed to have occurred when (a) any "person" or "group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, is or becomes the "Beneficial Owner" (as defined in Rules 13d-3 and 13d-5

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                                                                               5


under the Exchange Act, including all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the Voting Stock (on a fully diluted basis, including for such purpose the impact of the redemption of OP Units held by such Person or group for shares of Common Stock but excluding the impact of the redemption of OP Units held by any other Person for shares of Common Stock) of the Company, (b) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office, (c) the merger or consolidation of the Company or the Operating Partnership, as the case may be, with or into another Person or the merger of another Person with or into the Company or the Operating Partnership, as the case may be, or the sale of all or substantially all the assets of the Company and the Company Subsidiaries taken as a whole to another Person (in each case, other than a Person that is wholly-owned by the Company or the Permitted Holders), and, in the case of any such merger consolidation or sale, the securities of the Company that are outstanding immediately prior to such transaction and which represent 100% of the aggregate voting power of the Voting Stock of the Company are changed into or exchanged for cash, securities or property, unless pursuant to such transaction such securities are changed into or exchanged for, in addition to any other consideration, securities of the surviving corporation that represent, immediately after such transaction, at least a majority of the aggregate voting power of the Voting Stock of the surviving Person or (d) the Company shall for any reason cease to be the sole general partner of the Operating Partnership.

          "Closing Date" means June 27, 1997.

          "Code" has the meaning specified in Section 2.04.

          "Commission" means the United States Securities and Exchange
Commission.

          "Common Depositary" has the meaning specified in Section 2.04.

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                                                                               6


          "Common Stock" means the Common Stock, par value $.01 per share, of the Company authorized at the date of this instrument as originally executed. Subject to the provisions of Section 11.11, shares issuable on conversion of securities shall include only shares of Common Stock or shares of any class or classes of common stock resulting from any reclassification or reclassifications thereof; PROVIDED, HOWEVER, that if at any time there shall be more than one such resulting class, the shares so issuable on conversion of Securities shall include shares of all such classes, and the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

          "Common Stock Rights" has the meaning set forth in Section 10.06(b).

          "Common Stock Rights Distribution Date" has the meaning specified in
Section 10.06.

          "common stock" includes any stock of any class of capital stock which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer thereof and which is not subject to redemption by the issuer thereof.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Entities" means the Company and those entities owned or controlled by the Company, which entities include, without limitation, the Operating Partnership and the Property Partnerships other than Property Partnerships in which the Company holds, directly or indirectly less than or equal to a 50% interest.

          "Company Notice" has the meaning specified in Section 13.02.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its President or a Vice President, and by its principal financial officer,

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                                                                               7


Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Company Subsidiaries" means the Operating Partnership, the Property Partnerships, the Management Companies and all entities of which the Company beneficially owns, directly or indirectly 50% or more of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof which is at the time owned or controlled, directly or indirectly, by any person or one or more other Company Subsidiaries of that person or a combination thereof.

          "Conversion Agent" means any Person authorized by the Company to convert Securities in accordance with Article XI. The Company has initially appointed The Chase Manhattan Bank, located at Trinity Tower, 9 Thomas More Street, London E1 9YT, as its Conversion Agent in London, England, The Chase Manhattan Bank located at 450 West 33rd Street, 15th Floor, New York, New York 10001-2697 as its Conversion Agent in the Borough of Manhattan, The City of
New York, and Chase Manhattan Bank Luxembourg S.A. located at 5 rue Plaetis, L-2338 Luxembourg as its Conversion Agent in Luxembourg.

          "Conversion Price" has the meaning specified in Section 11.01.

          "Conversion Shares" has the meaning set forth in Section 11.06.

          "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered (which at the date of this Indenture is located at Trinity Tower, 9 Thomas More Street, London E1 9YT).

          "corporation" means a corporation, company or similar association, including, without limitation, a limited liability company, association, joint-stock company or business trust.

          "coupon" means any interest coupon appertaining to a Bearer Security.

          "Custodian" has the meaning specified in Section 4.01.

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                                                                               8


          "Daily Trading Price" of shares of Common Stock of the Company or any other issuer for a day shall mean the last reported sales price, regular way, or, in case no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case as reported on the New York Stock Exchange--Composite Transactions Tape or, if such security is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the NASDAQ National Market System or, if such security is not quoted on such National Market System, the average of the closing bid and asked prices on each such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such security on each such day shall not have been reported through NASDAQ, the average of the bid and asked prices of such day as furnished by any New York Stock Exchange member firm regularly making a market in such security selected for such purpose by the Board of Directors of the Corporation or a committee thereof. If the Common Stock or other class of capital stock or security in question is not publicly held, or so listed, or publicly traded, "Daily Trading Price" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or properly selected in good faith by the Board of Directors or a committee thereof.

          "Default" means any event that is or, with the passage of time or the giving of notice or both, would be an Event of Default.

          "Defaulted Interest" has the meaning specified in Section 2.07.

          "Definitive Security" means any Security that is a Bearer Definitive Security or a Registered Definitive Security.

          "Depositary" means DTC, its nominees and their respective successors.

          "Designated Event" means a Change of Control or a Termination of Trading.

          "Determination Notice" has the meaning specified in Exhibit A.

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                                                                               9


          "Distribution Date" has the meaning specified in Section 11.04.

          "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

          "DTC" has the meaning specified in Exhibit E.

          "EUROCLEAR" has the meaning specified in Section 2.04.

          "EUROCLEAR Participant" has the meaning specified in Section 2.04.

          "Event of Default" has the meaning specified in Section 4.01.

          "Excess Shares" has the meaning specified in the Articles.

          "Exchange Act" means the United States Securities Exchange Act of 1934, as amended from time to time.

          "Exchange Date" means the date 40 days after the Closing Date.

          "Global Securities" means the Temporary Bearer Global Security, the Temporary Registered Global Security and the Restricted 144A Global Security.

          "Holder", when used with respect to any Registered Security, means the Person in whose name the Security is registered in the Security Register, when used with respect to any Bearer Security or Temporary Global Security, means the bearer thereof and, when used with respect to any coupon, means the bearer thereof.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

          "Interest Period" has the meaning specified in Exhibit B.

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          "Management Companies" means Macerich Property Management Company and
Macerich Management Company, both California corporations and each of their successors and permitted assigns.

          "Managers" means Lazard Capital Markets, Lehman Brothers International (Europe) and UBS Limited, each a "Manager".

          "Material Subsidiary" means any Company Subsidiary which is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Exchange Act and such term shall include, without limitation, the Operating Partnership.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of the repurchase right set forth in
Article XIII or otherwise.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President or a Vice President and by the principal financial officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

          "OP Interests" means OP Units or other equity interests in the Operating Partnership, and its successors or permitted assigns.

          "OP Units" means limited partnership interests in the Operating Partnership and its successors or permitted assigns, which are redeemable on a one-for-one basis for shares of Common Stock.

          "Operating Partnership" means The Macerich Partnership, L.P., a Delaware limited partnership, and its successors or permitted assigns.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for, or an employee of, the Company and who shall be acceptable to the Trustee.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all

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Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancelation;

          (ii) Securities for the payment or redemption of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such securities and any coupons thereto appertaining; PROVIDED that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Securities which have been paid pursuant to Section 2.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of Outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

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          "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company and, except as otherwise specifically set forth herein, such term shall include the Company if it shall act as its own Paying Agent. The Company has initially appointed The Chase Manhattan Bank, Trinity Tower, 9 Thomas More Street, London E1 9YT as its Paying Agent in London, England, The Chase Manhattan Bank located at
450 West 33rd Street, New York, New York 10001-2697 as its Paying Agent the Borough of Manhattan, The City of New York and Chase Manhattan Bank
Luxembourg S.A. located at 5 rue Plaetis, L-2338 Luxembourg as its Paying Agent in Luxembourg.

          "Payment Date" has the meaning specified in Section 2.14.

          "Payment Default" has the meaning specified in Section 4.01.

          "Permitted Holders" means Mace Siegel, Arthur M. Coppola, Dana K. Anderson and Edward C. Coppola, or any of their affiliates or family members.

          "Person" means any individual corporation, partnership, joint venture, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Conversion" means any city in which any Conversion Agent is located.

          "Place of Payment" means any city in which any Paying Agent is located.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Property Partnerships" means the single-purpose Partnerships jointly owned, in whole or in part, by the Company and the Operating Partnership.

          "Record Date" means any Regular Record Date or Special Record Date.

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                                                                              13


          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Registered Definitive Security" means any Security issued in substantially the form set forth in Exhibit B, and includes both the Restricted U.S. Definitive Security and the Regulation S Definitive Security.

          "Registered Security" means any Registered Definitive Security and the Restricted 144A Global Security, each of which is registered in the Security Register.

          "Registrar" has the meaning specified in Section 2.05.

          "Registration Rights Agreement" has the meaning specified in Exhibit B.

          "Regular Record Date" for interest payable in respect of any Registered Security on any Interest Payment Date means the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Regulation S Definitive Security" means any Security issued in accordance with Regulation S under the Securities Act in substantially the form set forth in Exhibit B.

          "Regulation S Registered Security" means any Regulation S Definitive Security and the Temporary Registered Global Security.

          "REIT" means a real estate investment trust under the Code.

          "Representative" means any trustee, agent or representative (if any) for an issue of Senior Debt of the Company or Subsidiary Debt of a Company Subsidiary.

          "Repurchase Date" has the meaning specified in Section 13.01.

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                                                                              14


          "Repurchase Price" has the meaning specified in Section 13.01.

          "Repurchase Right" has the meaning specified in Section 13.01.

          "Resale Restriction Termination Date" has the meaning specified in Exhibit E.

          "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust Services (or any successor group) of the Trustee including without limitation any vice president, assistant vice president, assistant secretary, corporate trust officer, assistant corporate trust officer or other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge and familiarity with the particular subject.

          "Restricted 144A Global Security" means any Security issued in substantially the form set forth in Exhibit E.

          "Restricted U.S. Definitive Security" means a Registered Definitive Security offered under Rule 144A under the Securities Act.

          "Restricted Securities" has the meaning specified in Section 2.04 and includes both Restricted 144A Global Securities and Restricted U.S. Definitive Securities.

          "Section 897 Certification" has the meaning set forth in Section 2.11.

          "Securities" has the meaning ascribed to it in the first paragraph under the caption "Recitals of the Company".

          "Securities Act" means the United States Securities Act of 1933, as amended from time to time.

          "Security Register" has the meaning specified in Section 2.05.

          "Senior Debt" shall mean the principal of, premium, if any, and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not a claim for post-filing interest is allowed in such proceeding) on, and fees, charges, expenses, reimbursement and indemnification obligations and all other amounts payable under or with respect to, (a) any indebtedness of the Company for money borrowed, including indebtedness of the Operating Partnership for which the Company is liable as the general partner of the Operating Partnership, whether or not evidenced by debentures, notes or similar instruments, issued, incurred, or assumed by the Company, including any guaranty of any indebtedness for money borrowed of any other person, and whether outstanding on the date hereof or hereafter created or incurred, (b) indebtedness incurred, assumed or guaranteed by the Company in connection with the acquisition by it or any of the Company Subsidiaries of any other business, properties or assets, (c) all indebtedness and other obligations guaranteed by the Company, including indebtedness of the Operating Partnership for which the Company is liable as the general partner of the Operating Partnership, or the payment and performance of which is secured by a lien on property or assets of the Company, (d) any refunding, renewal, extension or refinancing of any such indebtedness, obligation or liability described in clauses (a) through (c) above; PROVIDED HOWEVER, that "Senior Debt" shall not include (x) any indebtedness, obligation or liability referred to in clauses (a) through (d) above as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such indebtedness, obligation or liability is subordinate to or pari passu with the Securities and (y) the Securities.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Company pursuant to Section 2.07.

          "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of interest is due and payable.

          "Subsidiary Debt" shall mean the principal of, premium, if any, and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the applicable Company Subsidiary whether or not a claim for post-filing interest is allowed in such proceeding) on, and fees, charges, expenses, reimbursement and indemnification obligations and all other amounts payable under or with respect to, (a) any indebtedness of any Company Subsidiary for money borrowed, whether or not evidenced by debentures, notes or similar instruments, issued, incurred or assumed by any such Company Subsidiary, including any guaranty of any indebtedness for money borrowed of any other Person, and whether outstanding on the date hereof or hereafter created or incurred; (b) indebtedness incurred, assumed or guaranteed by any Company Subsidiary in connection with the acquisition by the Company or any Company Subsidiary of any other business, properties or assets; (c) all indebtedness and other obligations guaranteed by any Company Subsidiary, or the payment and performance of which is secured by a lien on property or assets of such Company Subsidiary; (d) any refunding, renewal, extension or refinancing of any such indebtedness, obligation or liability described in clauses (a) through (c) above; PROVIDED, HOWEVER, that "Subsidiary Debt" shall not include any indebtedness, obligation or liability referred to in clauses (a) through (d) above as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such indebtedness, obligation or liability is subordinate to or pari passu with the Debentures.

          "Tax Law Change" means any change in, or amendment to, the laws (including any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or any change in, or amendment to, the application or official interpretation of such laws, regulations or rulings.

          "Temporary Bearer Global Security" means any Security issued in substantially the form set forth in Exhibit C.

          "Temporary Global Securities" means the Temporary Bearer Global Security and the Temporary Registered Global Security.

          "Temporary Registered Global Security" means any Security issued in substantially the form set forth in Exhibit D.

          A "Termination of Trading" shall have occurred if the Common Stock (or other common stock into which the Securities are then convertible) is neither listed for trading on a U.S. national securities exchange nor approved for trading on an established automated over-the-counter trading market in the United States for a period of 30 consecutive days.

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                                                                              17


          "TIA" means the Trust Indenture Act of 1939, as amended as in effect on the date of execution of this Indenture.

          "Trading Days" means (i) if the Common Stock is quoted on the Nasdaq National Market or any similar system of automated dissemination of quotations of securities prices, days on which trades may be effected through such system,
(ii) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business or (iii) if the Common Stock is not quoted on the Nasdaq National Market or similar system or listed or admitted to trading on any national securities exchange, days on which the Common Stock is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for the Common Stock are available.

          "Transfer Agent" has the meaning specified in Section 9.02. The Company has initially appointed The Chase Manhattan Bank located at Trinity Tower, 9 Thomas More Street, London E1 9YT, as its Transfer Agent in London, England, The Chase Manhattan Bank located at 450 West 33rd Street, New York, New York 10001-2697 as its Transfer Agent in the Borough of Manhattan, The City of New York and Chase Manhattan Bank Luxembourg S.A. located at 5 rue Plaetis, L-2338, Luxembourg as its Transfer Agent in Luxembourg.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "United States" has the meaning specified in Exhibit A.

          "United States Alien" has the meaning specified in Exhibit A.

          "United States person" has the meaning specified in Section 2.04.

          "Vice President", when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

          "Voting Stock" of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

          "Western Europe" means Austria, Belgium, Denmark, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

          SECTION 1.02. COMPLIANCE CERTIFICATES AND OPINIONS. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and, except in the case of any such application or request as to which the furnishing of additional documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (including other than Officers' Certificate provided for in Section 10.04) shall include:

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          SECTION 1.03. FORM OF DOCUMENTS DELIVERED TO THE TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 1.04. ACTS OF HOLDERS OF SECURITIES. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by (i) one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing by such Holders or (ii) the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article VII. Such action shall become effective when such instrument or instruments or record is delivered to the Trustee and, where it is hereby expressly required, to the Company. The Trustee shall promptly deliver to the Company copies of all such instruments and records delivered to the Trustee. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Securities signing such instrument or instruments and so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 4.01) conclusive in favor of the Trustee and the Company if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

          (c) The principal amount and serial number of any Bearer Security held by any Person, and the date of his holding the same, may be proved by the production of such Bearer Security or by a certificate executed by any trust company, bank, broker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee or the Paying Agent in Luxembourg or London to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Security therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Security, if such certificate or affidavit is deemed by the Trustee or the Paying Agent in London or Luxembourg to be satisfactory. The Trustee, the Paying Agent in Luxembourg or London and the Company may assume that any Bearer Security continues to be held by such Person until (i) another certificate or affidavit bearing a later date issued in respect of such Bearer Security is produced, or (ii) such Bearer Security is produced to the Trustee or the Paying Agent in Luxembourg or London by some other Person, or (iii) such Bearer Security is surrendered in exchange for a Registered Security, or (iv) such Bearer Security is no longer Outstanding.

          (d) The principal amount and serial number of any Registered Security held by any Person, and the date of his holding the same, shall be proved by the Security Register.

          (e) The principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee or Paying Agent in Luxembourg or London deems sufficient; and the Trustee or Paying Agent in Luxembourg or London may in any instance require further proof with respect to any of the matters referred to in this Section 1.04.

          (f) The fact and date of execution of any such instrument or writing and the authority of the Person executing the same may also be proved in any other manner which the Trustee or any Paying Agent deems sufficient; and the Trustee or any Paying Agent may in any instance require further proof with respect to any of the matters referred to in this Section 1.04.

          (g) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and any coupon appertaining thereto and the Holder of every Security or coupon issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security or coupon.

          (h) The provisions of this Section 1.04 are subject to the provisions of Section 7.05.

          SECTION 1.05. NOTICES, ETC., TO TRUSTEE AND COMPANY. Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders of Securities or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (a) the Trustee or any Paying Agent by any Holder of Securities or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee and received at its
     Corporate Trust Office, Attention:  [          ];

     to or with the Paying Agent in New York and received at 450 West 33rd
     Street, 15th Floor, New York, New York 10001-2697, Attention:  [       ];
     to or with the Paying Agent in Luxembourg and received at 5 rue Plaetis,
     L-2338, Luxembourg, Attention:  [       ]; or to or with the Paying Agent
     in London and received at Trinity Tower, 9 Thomas More Street, London E1
     9YT, Attention: [     ].

          (b) the Company by the Trustee or by any Holder of Securities shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing, mailed, first-class postage prepaid, or telecopied and confirmed by mail, first-class postage prepaid, or delivered by hand or overnight courier, addressed to the Company at 233 Wilshire Boulevard,
     Santa Monica, California 90401, Attention:  [       ] or at any other
     address previously furnished in writing to the Trustee by the Company.

          Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

          SECTION 1.06. NOTICE TO HOLDERS OF SECURITIES; WAIVER. Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event, such notice shall be sufficiently given to Holders of Securities if published in an Authorized Newspaper in the City of London, England and, so long as the Securities are listed on the Luxemburg Stock Exchange, in Luxembourg or, if not practicable in London, England or Luxembourg, elsewhere in any country in Western Europe, and in The City of New York on a Business Day at least twice, the first such publication to be not earlier than the earliest date and the second such publication to be not later than the latest date herein prescribed for the giving of such notice. In addition, notices to any Holder of Registered Securities shall be given by first class mail, postage prepaid, to such Holders at the address of such Holder as it appears in the Security Register 15 days prior to such mailing, not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice.

          Neither the failure to give notice nor any defect in any notice to any Holder shall affect the sufficiency of any notice to any other Holder. If, due to the suspension of publication of any Authorized Newspaper or Authorized Newspapers or any other cause it shall be impracticable to publish any notice as provided above, or if, due to the suspension of regular mail service or any other cause it shall be impracticable to give notice by mail, then such notification shall be given in a manner approved by the Trustee, which approval shall not be unreasonably withheld, shall constitute sufficient notice to such Holders for every purpose hereunder.

          Notice given pursuant to this Section shall be deemed to have been given on the date such notice is published or mailed.

          Where this Indenture provides for notice, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          SECTION 1.07. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 1.08. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          SECTION 1.09. SEPARABILITY CLAUSE. In case any provision in this Indenture or the securities or coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 1.10. BENEFITS OF INDENTURE. Except as provided in the next sentence, nothing in this Indenture or in the Securities or coupons, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns hereunder and the Holders of Securities and coupons, any benefit or legal or equitable right, remedy or claim under this Indenture. The provisions of Article XIII are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness.

          SECTION 1.11. GOVERNING LAW. THIS INDENTURE AND THE SECURITIES AND COUPONS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK THE UNITED STATES OF AMERICA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

          SECTION 1.12. LEGAL HOLIDAYS. In any case where any Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity of any Security or coupon or the last day on which a Holder of a Security has a right to convert his Security shall not be a Business Day at a Place of Payment or Place of Conversion, as the case may be, then (notwithstanding any other provision of this Indenture or of the Securities or coupons) payment of interest or principal and premium, if any, or delivery for conversion of such Security need not be made at such Place of Payment or Place of Conversion, as the case may be, on or by such day, but may be made on or by the next succeeding Business Day at such Place of Payment or Place of Conversion, as the case may be, with the same force and effect as if made on the Interest Payment Date, Redemption Date or Repurchase Date, or at the Stated Maturity or by such last day for conversion; PROVIDED, HOWEVER, that in the case that payment is made on such succeeding Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repurchase Date, Stated Maturity or last day for conversion, as the case may be.

          SECTION 1.13.  INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.
This Indenture is subject to the mandatory provisions of the TIA which are incorporated by reference in and made part of this Indenture. The following TIA terms have the following meanings:

          "indenture securities" means the Securities.

          "indenture security holder" means a Holder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means the Company and any other obligor on the indenture securities.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

          SECTION 1.14. CONFLICT WITH TIA. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by operation of, TIA Sections 310 to 318, inclusive, such imposed duties or incorporated provision shall control.


                                   ARTICLE II

                                 THE SECURITIES

          SECTION 2.01. TITLE, TERMS. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $175,000,000, except for Securities authenticated and delivered in exchange for, or in lieu of, other Securities pursuant to Section 2.04, 2.05, 2.06, 10.05 or 13.02(f). The Securities shall be known and designated as the "7 1/4% Convertible Subordinated Debentures Due 2002" of the Company.

          SECTION 2.02. DENOMINATIONS. The Definitive Securities shall be issuable (i) in the case of Bearer Definitive Securities, with interest coupons attached, in denominations of $1,000, $10,000, $100,000 and $1,000,000, (ii) in
the case of Regulation S Definitive Securities, in registered form, without coupons, in denominations of $1,000, $10,000 and integral multiples of $10,000, and (iii) in the case of Restricted U.S. Definitive Securities, in denominations of $250,000 and integral multiples of $1,000 in excess thereof (other than a Restricted U.S. Definitive Security issued in connection with a partial conversion, redemption or repurchase of a Restricted U.S. Definitive Security).

          SECTION 2.03. EXECUTION, AUTHENTICATION, DELIVERY AND DATING. The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its President or one of its Vice Presidents, under a facsimile of its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. Any such signature may be manual or facsimile.

          Securities bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee or to its order for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee or an Authenticating Agent in accordance with such Company Order shall authenticate and make available for delivery such Securities as in this Indenture provided and not otherwise. No Bearer Security shall be mailed or otherwise delivered to any location in the United States. In connection with any Company Order for authentication, an Officers' Certificate and Opinion of Counsel pursuant to
Section 1.02 shall not be required.

          Each Bearer Security shall be dated as of the Closing Date. Each Registered Security shall be dated the date of its authentication.

          No Security (or coupon attached thereto) shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or an Authenticating Agent by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Except as permitted by
Section 2.04 or 2.06, neither the Trustee nor an Authenticating Agent shall authenticate and make available for delivery any Security unless all coupons appurtenant thereto for interest then matured have been detached and canceled.

          SECTION 2.04. FORM. (a) FORMS GENERALLY. The Securities shall be in substantially the forms set forth in Exhibits A, B, C, D and E hereto, the coupons for Bearer Definitive Securities shall be in substantially the form set forth in Exhibit A.2, the Trustee's certificates of authentication shall be in substantially the form set forth in Exhibits A.1, and conversion notices shall be in substantially the forms set forth in F.1 and F.2, each of which is hereby incorporated in and expressly made part of this Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable law, including without limitation the Internal Revenue Code of 1986, as amended (the "Code"), and regulations thereunder, the rules of any securities exchange, agreements to which the Company is subject or as may, consistently herewith, be determined by the officers executing such Securities and coupons, as evidenced by their execution thereof.

          The Securities shall bear the legends required by this Section 2.04. The Global Securities may be printed, lithographed, typewritten, mimeographed or otherwise produced, as determined by the officers of the Company executing such Security, as evidenced by their execution thereof. The format and spacing of the text of a Global Security may be varied to facilitate such production. The Definitive Securities and coupons shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities and coupons, as evidenced by their execution thereof. The format and spacing of the text of a Definitive Security may be varied to facilitate such production.

          (b) TEMPORARY GLOBAL SECURITIES. Securities offered and sold pursuant to Regulation S of the Securities Act shall be issued initially in the form of one Temporary Bearer Global Security and one Temporary Registered Global Security, the forms of which are set out in Exhibits C and D respectively. The Temporary Global Securities shall be deposited on behalf of the subscribers for the Securities represented thereby with The Chase Manhattan Bank, London branch, as common depositary (the "Common Depositary"), for credit to their respective accounts (or to such other accounts as they may direct) at MORGAN GUARANTY TRUST COMPANY OF NEW YORK, BRUSSELS OFFICE, as operator of the EUROCLEAR CLEARANCE SYSTEM ("EUROCLEAR"), or CEDEL, BANK, SOCIETE ANONYME ("CEDEL").

          On or before the Exchange Date, the Company shall deliver to the Trustee, at its Corporate Trust Office, or its designated agent, Bearer Definitive Securities and Regulation S Definitive Securities executed by the Company. On or after the Exchange Date, the Temporary

Global Securities shall be surrendered by the Common Depositary to the Trustee or its agent, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for Bearer Definitive Securities (in the case of the Temporary Bearer Global Security) or Regulation S Definitive Securities (in the case of the Temporary Registered Global Security), as the case may be, without charge to Holders, and the Trustee or the Paying Agent in Luxembourg or London or other Paying Agent outside the United States shall authenticate and deliver (at an office or agency outside the United States), in exchange for the Temporary Global Securities or the portions thereof to be exchanged, an equal aggregate principal amount of Bearer Definitive Securities or Regulation S Definitive Securities, as the case may be, as shall be specified by the beneficial owners thereof; PROVIDED, HOWEVER, that upon such presentation by the Common Depositary, the Temporary Global Securities are accompanied by certificates (the forms of which are referred to below) dated the Exchange Date or a subsequent date and signed by EUROCLEAR or CEDEL, as the case may be, as to the portions of the Temporary Global Securities held for their respective accounts then to be exchanged. The Company hereby appoints the Trustee and the Paying Agent in Luxembourg or London or their designated agents, as its agents outside the United States where Definitive Securities may be delivered in exchange for the Temporary Global Securities or portions thereof. Each beneficial owner of any portion of a Temporary Bearer Global Securities shall be entitled to take delivery of Bearer Definitive Securities and Regulation s Definitive Securities at such office. Notwithstanding any other provision hereof or of the Securities, no Bearer Definitive Security initially represented by the Temporary Bearer Global Security will be mailed to or otherwise delivered in connection with its original issuance to any location within the United States. The Trustee agrees that it will cause the Paying Agent in London to retain each certificate provided by EUROCLEAR or CEDEL for a period of two calendar years following the year in which the certificate is received and not to destroy or otherwise dispose of any such certificate without first offering to deliver it to the Company.

          Each certificate to be provided by EUROCLEAR and CEDEL in respect of the Temporary Bearer Global Security shall be substantially in the form set forth in Exhibit C.1, which is hereby incorporated in and expressly made part of this Indenture, with such changes thereto as shall be approved by the Company and be satisfactory in form to the Trustee.

          Whenever any provision of this Indenture or the form of Temporary Bearer Global Security contemplates that certification be given by a beneficial owner of a portion of the Temporary Bearer Global Security, such certification shall be provided substantially in the form set forth in Exhibit C.2 hereto which is hereby incorporated in and expressly made part of this Indenture, with such changes thereto as shall be approved by the Company and the Managers and be satisfactory to the Managers.

          Each certificate to be provided by EUROCLEAR and CEDEL in respect of the Temporary Registered Global Security shall be substantially in the form set forth in Exhibit D.1, which is hereby incorporated in and expressly made part of this Indenture, with such changes thereto as shall be approved by the Company and be satisfactory in form to the Trustee.

          Whenever any provision of this Indenture or the form of Temporary Registered Global Security contemplates that certification be given by a beneficial owner of a portion of the Temporary Registered Global Security, such certification shall be provided substantially in the form set forth in Exhibit D.2, which is hereby incorporated in and expressly made part of this Indenture, with such changes as shall be approved by the Company and be satisfactory to the Managers.

          Upon any such exchange of a portion of the Temporary Global Securities for Bearer Definitive Securities or Regulation S Definitive Securities, as the case may be, such Temporary Global Security shall be endorsed to reflect the reduction of the principal amount evidenced thereby. Until so exchanged in full, the Temporary Global Securities shall in all respects be entitled to the same benefits under, and subject to the same terms and conditions of, this Indenture as Bearer Definitive Securities or Regulation S Definitive Securities, as the case may be, authenticated and delivered hereunder, except that none of EUROCLEAR, CEDEL or the beneficial owners of any Temporary Global Security shall be entitled to receive payment of interest or other payments thereon or to convert any Temporary Global Security, or any portion thereof, into Common Stock or any other security, cash or other property.

          (c) RESTRICTED 144A GLOBAL SECURITIES. Securities offered and sold to Qualified Institutional Buyers ("QIBs") in reliance on Rule 144A under the

Securities Act ("Rule 144A") shall be issued in the form of one or more Restricted 144A Global Securities in fully registered form without interest coupons, the form of which is set forth in Exhibit E. Restricted 144A Global Securities shall be deposited on behalf of the purchasers of the Securities represented thereby with The Chase Manhattan Bank, New York, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of Restricted 144A Global Securities may from time to time be increased or decreased by adjustments made on the records of the Registrar and the Depositary or its nominee as hereinafter provided.

          The Company shall execute and the Trustee shall, in accordance with this Section, authenticate and deliver initially one or more such Restricted 144A Global Securities that (a) shall be registered in the name of Cede & Co. or other nominee of such Depositary and (b) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Trustee as custodian for the Depositary.

          Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Restricted 144A Global Security held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Restricted 144A Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Restricted 144A Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Restricted 144A Global Security.

          If required to do so pursuant to any applicable law or regulation, beneficial owners may obtain Restricted U.S. Definitive Securities in exchange for their beneficial interests in a Restricted 144A Global Security upon written request in accordance with the Depositary's and the Registrar's procedures. In addition, Restricted U.S. Definitive Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a

Restricted 144A Global Security if (A) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or the Depositary ceases to be a clearing agency registered under the Exchange Act, at a time when the Depositary is required to be so registered in order to act as Depositary, and in each case a successor depositary is not appointed by the Company within 90 days of such notice or, (B) the Company executes and delivers to the Trustee an Officers' Certificate stating that such Global Security shall be so exchangeable or (C) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depositary. In addition, (x) if Securities are registered with the Commission under a shelf registration statement, persons that hold beneficial interests in a Restricted 144A Global Security may obtain Restricted U.S. Definitive Securities in exchange for their interests in such Restricted 144A Global Security for the purposes of resale under such shelf registration statement and (y) Restricted U.S. Definitive Securities may be obtained in exchange for interests in the Restricted 144 Global Securities in connection with a transfer pursuant to Section 2.05(a) and Regulation S Definitive Securities may be obtained in exchange for interests in the Restricted 144 Global Security in connection with a transfer in accordance with Section 2.05(a)(iii)(C).

          (d) BEARER AND REGISTERED DEFINITIVE SECURITIES. Registered Definitive Securities shall be issued in definitive, fully registered form, without interest coupons, shall be registered in such names and be in such authorized denominations as set forth in Section 2.02 and shall bear the legends required hereunder. Bearer Definitive Securities shall be issued in definitive form, with interest coupons, and be in such authorized denominations as set forth in Section 2.02 and shall bear the legends required hereunder. The Company will make available to the Trustee a reasonable supply of Registered DEFINITIVE Securities and Bearer Definitive Securities in definitive form.

          (e) TEMPORARY SECURITIES. Pending the preparation of definitive Registered Definitive Securities or Bearer Definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Registered Definitive Securities or temporary Bearer Definitive Securities, as the case may be. Temporary Securities shall be substantially in the form of Registered Definitive Securities and Bearer Definitive Securities, respectively, but may have variations that the Company considers appropriate for Temporary Securities. Without unreasonable delay, but in no case later than 60 days after issuance of temporary securities the Company shall prepare and the Trustee shall authenticate permanent Registered Definitive Securities or Bearer Definitive Securities, as the case may be, and deliver them in exchange for temporary Registered Definitive Securities or temporary Bearer Definitive Securities, as the case may be.

          After the preparation of permanent Registered Definitive Securities or Bearer Definitive Securities, as the case may be, the temporary Registered Definitive Securities or temporary Bearer Definitive Securities, as the case may be, shall be exchangeable for permanent Registered Definitive Securities or Bearer Definitive Securities, as the case may be, upon surrender of the temporary Registered Definitive Securities or temporary Bearer Definitive Securities, as the case may be, at any office or agency of the Company designated pursuant to Section 9.02, without charge to the Holder; PROVIDED, HOWEVER that permanent Bearer Definitive Securities shall be delivered in exchange for temporary Bearer Definitive Securities at an office or agency that shall be located outside the United States.

          (f) LEGENDS. For two years after the later of the Closing Date and the last date on which the Company or any Affiliate of the Company was the owner of any Securities or shares of Common Stock issuable upon conversion thereof (or such shorter period as the Company may direct in an Officers' Certificate), any Security originally issued in reliance on Rule 144A under the Securities Act, including any Security issued in exchange therefor or in lieu thereof, shall be issued in registered form, and shall be deemed a "Restricted Security" subject to the restrictions on transfer provided in the legends set forth in the first two paragraphs on the face of the form of Registered Security in Exhibit B and second and third paragraphs on the face of the form of Restricted 144 Global Security in Exhibit E; PROVIDED, HOWEVER, that the term "Restricted Securities" shall not include Registered Securities as to which restrictions have been terminated in accordance with Section 2.05. All Restricted Securities shall bear the applicable legends set forth on the face of the form of Registered Physical Security in Exhibit B and the form of Restricted 144A Global Security in
Exhibit E. The Trustee shall not issue any unlegended Restricted Security until it has received an Officers' Certificate from the Company directing it to do so.

          The Securities shall bear the other legends set forth on their respective forms in Exhibits A, B, C, D and E. The Trustee shall not issue any unlegended Security until it has received an Officers' Certificate from the Company directing it to do so.

          SECTION 2.05. RESTRICTIONS ON TRANSFER; REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

          (a) TRANSFER AND EXCHANGE. Until the Resale Restriction Termination Date or the Securities are transferred or exchanged under an effective registration statement under the Securities Act, the following provisions shall apply:

          (i) TRANSFERS OF INTERESTS IN THE TEMPORARY BEARER GLOBAL SECURITY. The following provisions shall apply to the transfer of a beneficial interest in the Temporary Bearer Global Security and the registration thereof:

               (A) the Holder of such beneficial interest may transfer such interest to a non-U.S. person (as defined in Regulation S under the Securities Act) that will hold it as a beneficial interest in the Temporary Bearer Global Security through an account of a CEDEL or EUROCLEAR Participant. Such sale or transfer shall be conducted in accordance with the rules and procedures of CEDEL and EUROCLEAR, as the case may be, and will be settled using the procedures applicable to conventional eurobonds.

               (B) the Holder of such beneficial interest may transfer such interest to a non-U.S. person that will hold it as a beneficial interest in the Temporary Registered Global Security through an account of a CEDEL or EUROCLEAR Participant. In connection therewith, the proposed transferor shall deliver a certificate substantially in the form of Exhibit H.1 and, upon receipt thereof, the Registrar or the Transfer Agent shall reflect on its books and records (x) a decrease in the principal amount of the Temporary Bearer Global Security in an amount equal to the beneficial interest so transferred and (y) an increase in the principal amount of the Temporary Registered Global Debenture in a corresponding amount.

               (C) the Holder of such beneficial interest may exchange such beneficial interest for Bearer Definitive Securities as provided in
          Section 2.04.

               (D) no Holder may transfer such beneficial interest to a person that will hold such interest (x) as a beneficial interest in the Restricted 144A Global Security through an account of a DTC Participant or (y) in the form of a Restricted U.S. Definitive Security.

          (ii) TRANSFERS OF INTERESTS IN THE TEMPORARY REGISTERED GLOBAL SECURITY. The following provisions shall apply to the transfer of a beneficial interest in the Temporary Registered Global Security and the registration thereof:

               (A) the Holder of such beneficial interest may transfer such interest to a non-U.S. person that will hold it as a beneficial interest in the Temporary Registered Global Security through an account of a CEDEL or EUROCLEAR Participant. Such transfer shall be conducted in accordance with the rules and procedures of CEDEL and EUROCLEAR, as the case may be, and will be settled using the procedures applicable to conventional eurobonds.

               (B) the Holder of such beneficial interest may transfer such interest to a QIB that will hold it as a beneficial interest in a Restricted 144A Global Security through an account of a DTC Participant. In connection therewith, the proposed transferor shall deliver a certificate substantially in the form of Exhibit H.2 and, upon receipt thereof, the Registrar or Transfer Agent shall reflect on its books and records (x) a decrease in the principal amount of the Temporary Registered Global Security in an amount equal to the amount so transferred and (y) an increase in the principal amount of the Restricted 144A Global Security in a corresponding amount.

               (C) the Holder of such beneficial interest may exchange such beneficial interest for Regulation S Definitive Securities as provided in Section 2.04.

               (D) no Holder may transfer such beneficial interest to a person that will hold such interest as (x) a Restricted U.S. Definitive Security, (y) a beneficial interest in a Temporary Bearer Global Security or (z) a Bearer Definitive Security.

          (iii) TRANSFERS OF INTERESTS IN A RESTRICTED 144A GLOBAL SECURITY. The following provisions shall apply to the transfer of a beneficial interest in a Restricted 144A Global Security and the registration thereof:

               (A) the Holder of such beneficial interest may transfer such interest to a QIB that will hold it as a beneficial interest in a Restricted 144A Global Security through DTC. Such transfer shall be conducted in accordance with the rules and procedures of DTC applicable to United States corporate debt obligations and will settle in next day funds.

               (B) the Holder of such beneficial interest may transfer such interest to an institutional "accredited investor" (as defined in Rule 501(a)(1),(2),(3) or (7) under the Securities Act). In connection therewith, the proposed transferor shall deliver a certificate substantially in the form of Exhibit H.3 and, upon receipt thereof, the Registrar or Transfer Agent shall reflect on its books and records a decrease in the principal amount of the Restricted 144A Global Security in an amount equal to the beneficial interests so transferred and the Company shall execute, and the Authenticating Agent shall authenticate and deliver, Restricted U.S. Definitive Securities in an aggregate amount equal to the beneficial interest so transferred.

               (C) following the Exchange Date, the Holder of such beneficial interest may transfer such interest to a non-U.S. person in an offshore transaction in accordance with Regulation S under the Securities Act. In connection therewith, the proposed transferor shall deliver a certificate substantially in the form of Exhibit H.1 and, upon receipt thereof, the Registrar or Transfer Agent shall reflect on its books and records a decrease in the principal amount of the Restricted 144A Global Security in an amount equal to the beneficial interest so transferred and the Company shall execute, and the Authenticating Agent shall authenticate and deliver, Regulation S Definitive Securities in an aggregate amount equal to the beneficial interest so transferred.

               (D) the Holder of such beneficial interest may transfer such interest to a non-U.S. person that will hold it as a beneficial interest in the Temporary Registered Global Security through an account of a CEDEL or EUROCLEAR Participant. In connection therewith, the proposed transferor shall deliver a certificate substantially in the form of Exhibit H.1 and, upon receipt thereof, the Registrar or Transfer Agent shall reflect on its books and records (x) a decrease in the principal amount of the Restricted 144A Global Security in an amount equal to the beneficial interest so transferred and (y) an increase in the principal amount of the Temporary Registered Global Security in a corresponding amount.

               (E) no Holder may transfer such beneficial interest to a purchaser that will hold such interest (x) as a beneficial interest in the Temporary Bearer Global Security through an account of a CEDEL or EUROCLEAR Participant or (y) in the form of a Bearer Definitive Security.

          (iv) TRANSFERS OF REGULATION S DEFINITIVE SECURITIES. The following provisions shall apply to the transfer of Regulation S Definitive Securities and the registration thereof:

               (A) the Holder of such Securities may transfer such Securities to a QIB who will hold such interests as a beneficial interest in the Restricted 144A Global Security. In connection therewith, the proposed transferor shall deliver a certificate substantially in the form of Exhibit H.2 and, upon receipt thereof, the Registrar or Transfer Agent shall reflect on its books and records an increase in the principal amount of the Restricted 144A Global Security in an amount equal to the principal amount of the Securities so transferred and the Trustee shall cancel the Securities so transferred.

               (B) the Holder of such beneficial interest may transfer such interest to a purchaser (including a QIB) that will hold such interest in the form of a Regulation S Definitive Security.

          Upon such transfer, the Registrar or Transfer Agent shall reflect on its books and records the transfer of such Regulation S Definitive Security.

               (C) no Holder of such Securities may transfer such Securities to a person that will hold such interests (x) as a beneficial interest in the temporary bearer global security or (y) in the form of a Bearer Definitive Security.

          (v) TRANSFERS OF INTERESTS IN BEARER DEFINITIVE SECURITIES. The following provisions shall apply to the transfer of Bearer Definitive Securities and the registration thereof:

               (A) the Holder of such Securities may transfer such Securities to persons who will hold them in the form of Bearer Definitive Securities.

               (B) the Holder of such Securities may transfer such Securities to persons who will hold such Securities in the form of Regulation S Definitive Securities. Upon such transfer, the Company shall execute and the Authenticating Agent shall authenticate and deliver, Regulation S Registered Securities in an amount equal to the amount of Securities transferred in exchange therefor and the Trustee shall cancel such Bearer Definitive Securities being so transferred.

               (C) no Holder of such Securities may transfer such Securities to a person that will hold such interests (x) as a beneficial interest in a Restricted 144 Global Security or (y) in the form of a Restricted U.S. Definitive Security.

          Any Bearer Definitive Security exchanged for a Regulation S Definitive Security shall include all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Definitive Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if such Bearer Definitive Security is accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons or the surrender of such missing coupon or coupons may be waived by the Company, the Trustee, and the Paying Agent in Luxembourg, if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Definitive Security shall surrender to any Paying Agent outside the United States any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; PROVIDED, HOWEVER, that, except as otherwise provided in the form of Security set forth in Exhibit A, interest represented by coupons shall be payable only upon presentation and surrender of such coupons at an office of a Paying Agent outside the United States. Notwithstanding the foregoing, in case a Bearer Definitive Security is surrendered in exchange for a Regulation S Definitive Security at an office of a Transfer Agent outside the United States designated pursuant to Section 8.02 after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the next succeeding Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Definitive Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date of payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or such related date for payment of Defaulted Interest, as the case may be, in respect of the Regulation S Definitive Security issued in exchange for such Bearer Definitive Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

          (vi) TRANSFERS OF INTEREST IN A RESTRICTED U.S. DEFINITIVE SECURITIES. The following provisions shall apply to the transfer of Restricted U.S. Definitive Securities and the registration thereof:

               (A) prior to the Exchange Date, the Holder of such Securities may transfer such Securities to a non-U.S. person that will hold such interests as a beneficial interest in the Temporary Registered Global Security through an account of a CEDEL or EUROCLEAR Participant. In connection therewith, the proposed transferor shall deliver a certificate substantially in the form of Exhibit H.1 and, upon receipt thereof, the Registrar or Transfer Agent shall reflect on its books and records an increase in the principal amount of the Temporary Registered Global Security in an amount equal to the principal amount of the Restricted U.S. Definitive Securities so transferred and the Trustee shall cancel such Restricted U.S. Definitive Securities so transferred.

               (B) the Holder of such Securities may transfer such Securities to a QIB who will hold such interests as a beneficial interest in the Restricted 144A Global Security. In connection therewith, the proposed transferor shall deliver a certificate substantially in the form of Exhibit H.2 and, upon receipt thereof, the Registrar or Transfer Agent shall reflect on its books and records an increase in the principal amount of the Restricted 144A Global Security in an amount equal to the principal amount of the Securities so transferred and the Trustee shall cancel the Securities so transferred.

               (C) following the Exchange Date, the Holder of such Securities may transfer such Securities in an offshore transaction in accordance with Regulation S under the Securities Act. In connection therewith, the proposed transferor shall deliver a certificate substantially in the form of Exhibit H.1 and, upon receipt thereof, the Trustee shall cancel such Restricted U.S. Definitive Securities so transferred and the Company shall execute, and the Authenticating Agent shall authenticate and deliver, Regulation S Definitive Securities in a corresponding amount.

               (D) no Holder of such Securities may transfer such Securities to a person that will hold such interests (x) as a beneficial interest in the Temporary Bearer Global Security or (y) in the form of a Bearer Definitive Security.

          As used in this Section 2.05, the term "transfer" encompasses any sale, pledge, transfer or other disposition of any Restricted Security.

          Beneficial ownership of every Restricted Security shall be subject to the restrictions on transfer provided in the legends required to be set forth on the face of each Restricted Security pursuant to Section 2.04(f) unless such restrictions on transfer shall be waived by the written consent of the Company, and the Holder of each Restricted

Security, by such Holder's acceptance thereof, agrees to be bound by such restrictions on transfer.

          The restrictions imposed by this Section 2.05 and Section 2.04(f) (except with respect to ownership of more than 5% of the Common Stock and qualification of the Company as a REIT) upon the transferability of any particular Restricted Security shall cease and terminate upon delivery by the Company to the Trustee of an Officers' Certificate stating that such Restricted Security has been sold pursuant to an effective registration statement under the Securities Act or transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto). Any Restricted Security as to which the Company has delivered to the Trustee an Officers' Certificate that such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon surrender of such Restricted Security for exchange to the Registrar or any Transfer Agent in accordance with the provisions of this Section 2.05 be exchanged for a new Registered Security, of like tenor and aggregate principal amount, which shall not bear the restrictive legends required by Section 2.04(f) (except with respect to ownership of more than 5% of the Common Stock and qualification as a REIT). The Company shall inform the Trustee in writing of the effective date of any registration statement registering the Securities under the Securities Act. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned registration statement.

          (b) REGISTRATION. The Company shall cause to be kept at the offices of the Registrar a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 18.02 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Chase Manhattan Bank in the Borough of Manhattan, The City of New York is hereby appointed "Registrar" for the purpose of registering Registered Securities and transfers and exchanges of Registered Securities as herein provided.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and subject to the other provisions of this Section 2.05, entitled to the same benefits under this Indenture, as the

Securities surrendered upon such registration of transfer or exchange.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 2.04, 6.04, 9.05 or 10.04 (other than, in the case of Registered Securities, where the shares of Common Stock are to be issued or delivered in a name other than that of the Holder of the Registered Security) not involving any transfer and other than any stamp and other duties, if any, which may be imposed in connection with any such transfer or exchange by the United States or the United Kingdom or any political subdivision thereof or therein, which shall be paid by the Company.

          In the event of a redemption of the Securities in part, the Company will not be required (a) to register the transfer of or exchange Registered Securities or to exchange Bearer Securities for Regulation S Definitive Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption, (b) to register the transfer of or exchange any Registered Security, or portion thereof, called for redemption, or (c) to exchange any Bearer Security called for redemption; PROVIDED, HOWEVER, that a Bearer Security called for redemption may be exchanged for a Regulation S Definitive Security which is simultaneously surrendered to the Transfer Agent making such exchange with written instructions for payment on the relevant Redemption Date, unless the Redemption Date is after a Regular Record Date and on or before the next Interest Payment Date, in which such case, such exchange may only be made prior to the Record Date immediately preceding the Redemption Date.

          In addition, the Company will not be required (i) to exchange Bearer Securities for Regulation S Definitive Securities during the period between the close of business on each Interest Record Date and the opening of business on the next succeeding Interest Payment Date; (ii) to exchange Bearer Securities for Regulation S Definitive Securities if, as a result, the Company would incur adverse consequences under United States federal income tax law at the time of exchange;

          The Company and the Registrar and any Transfer Agent may refuse to exchange or register the transfer of any Registered Security if such transfer
(x) would, or in the determination of the Board of Directors might, result in a single person beneficially owning (or upon conversion of any Securities thereupon owning), directly or constructively, more than 5% of the Company's outstanding Common Stock (including Common Stock issuable upon conversion of Securities held by that person, but not Common Stock issuable upon conversion of Securities held by others) or (y) would cause the Company to fail to meet any requirement necessary for the continued qualification of the Company as a real estate investment trust under the Code. If the exchange or transfer of any Registered Security would cause either of the consequences described in the preceding sentence, then such exchange or transfer will be null and void
AB INITIO as to both the transferor and the intended transferee, and the intended transferee will acquire no rights or economic interests in the Securities.

          (c) OBLIGATIONS OF TRUSTEE, PAYING AGENTS, TRANSFER AGENTS AND REGISTRAR. None of the Trustee, the Paying Agents, the Transfer Agents or the Registrar nor any of their agents shall (1) have any duty to monitor compliance with or with respect to any federal or state or other securities or tax laws or
(2) have any duty to obtain documentation on any transfers or exchanges other than as specifically required hereunder.

          SECTION 2.06. MUTILATED, DESTROYED, LOST OR STOLEN SECURITIES AND COUPONS. If any mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee or to a Transfer Agent, the Company shall execute, the Trustee or an Authenticating Agent shall authenticate and the Trustee or such Transfer Agent shall deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security; PROVIDED, HOWEVER, that any Bearer Security or any appertaining coupon shall be mailed or otherwise delivered only outside the United States.

          If there be delivered to the Company and either to the Trustee or to a Transfer Agent:

          (1) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon, and

          (2) such security or indemnity as may be satisfactory to the Company and the Trustee or such Transfer Agent to save each of them and any agent of either of them harmless,

then, in the absence of actual notice to the Company, the Trustee or the Transfer Agent that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute, the Trustee or an Authenticating Agent shall authenticate and the Trustee or Transfer Agent shall deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which such coupon appertains (together with all appurtenant coupons not destroyed, lost or stolen), a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or appertaining to the Security to which such destroyed, lost or stolen coupon appertains; PROVIDED, HOWEVER, that any Bearer Security or any coupon shall be delivered only outside the United States and, such delivery shall occur at the Transfer Agent in London or Luxembourg; and PROVIDED FURTHER that all Bearer Securities shall be delivered and received in person.

          In case any such mutilated, destroyed, lost or stolen Bearer Security or coupon has become or is about to become due and payable, the Company may, in its discretion but subject to any conversion rights, instead of issuing a new Bearer Security, pay the principal of, premium if any and interest on such Bearer Security or coupon, upon satisfaction of the conditions set forth in the preceding paragraph; PROVIDED, HOWEVER, that, except as otherwise provided in the form of Bearer Security set forth in Exhibit A, the principal of, premium, if any, and interest on Bearer Securities shall be payable only at an office or agency outside the United States and, in the case of interest, only upon presentation and surrender of the coupons appertaining thereto.

          Upon the issuance of any new Security under this Section 2.06, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto (other than any stamp and other duties, if any, which may be imposed in connection therewith by the United States or the United Kingdom or any political subdivision thereof or therein, which shall be paid by the Company) and any other expenses (including the fees and expenses of the Trustee, the Paying Agents and the Transfer Agents) connected therewith.

          Every new Security with its coupons, if any, issued pursuant to this
Section 2.06 in lieu of any mutilated, destroyed, lost or stolen Security or in exchange for a Security to which a mutilated, destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security and its coupons, if any, or the mutilated, destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and such new Security and coupons, if any, shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities and coupons duly issued hereunder.

          The provisions of this Section 2.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies of any Holder with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

          SECTION 2.07. PAYMENT OF INTEREST, INTEREST RIGHTS PRESERVED. Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the immediately preceding Regular Record Date. Interest on any Bearer Security shall be payable only upon presentation and surrender to an officer or agency of the Company of the interest coupons attached thereto, as they severally mature. In case a Bearer Security is surrendered in exchange for a Registered Security at an office or agency of the Company designated pursuant to Section 8.02 for the purpose after the close of business (at such office or agency) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due.

          Interest on the Temporary Global Securities shall be payable only after the issuance of the Bearer Definitive Securities or Regulation S Definitive Securities for which they are exchangeable as provided in the form of Temporary Global Securities set forth in Exhibits C and D.

          Any interest on any Registered Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been Holder on such date, and such Defaulted Interest (and interest on such Defaulted Interest to the extent lawful) may be paid by the Company in any lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee. The Company may pay the defaulted interest to the persons who are Holders of the Securities on a subsequent special record date ("Special Record Date"). The Company shall fix or cause to be fixed any such Special Record Date and payment date to the reasonable satisfaction of the Trustee and shall promptly mail to each Holder of a Registered Security a notice that states the special record date, the payment date and the amount of defaulted interest to be paid. In case a Bearer Security is surrendered in exchange for a Regulation S Registered Security at an office or agency of the Company designated pursuant to Section 8.02 for such purpose after the close of business (at such office or agency) on any Special Record Date and before the opening of business (at such office or agency) on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered outside the United States without the coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Regulation S Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon upon surrender thereof.

          Subject to the foregoing provisions of this Section and Section 2.05, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          In the case of any Registered Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Registered Security whose Maturity is prior to such Interest Payment Date), interest payable on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name such Registered Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest payable after the date of conversion of such Security shall not be payable.

          SECTION 2.08. PERSONS DEEMED OWNERS. Title to any Bearer Security or coupon shall pass by delivery. The Company, the Trustee, the Paying Agents and any other agent of the Company or the Trustee may treat the bearer of any Bearer Definitive Security or the Temporary Bearer Global Security and the bearer of any coupon as the absolute owner of such Security or coupon, as the case may be, for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither the Company, the Trustee, the Paying Agents nor any other agent of the Company or the Trustee shall be affected by notice to the contrary. Prior to due presentment of a Registered Security for registration of transfer, and prior to the effective registration of such transfer in the Security Register the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Sections 2.05 and 2.07) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          SECTION 2.09. CANCELATION. All Securities and coupons surrendered for payment, redemption, repurchase, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Bearer Securities and coupons so surrendered shall be immediately canceled by such Person upon receipt prior to being forwarded to the Trustee. All Registered Securities so delivered to the Trustee shall be canceled promptly by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this
Section 2.09. Unless otherwise requested by the Company and confirmed in writing, the Trustee shall, from time to time but not less than once annually, destroy all canceled Securities and coupons and deliver to the Company a certificate of destruction, which certificate shall specify the number, principal amount and, the form of each canceled Security and coupon so destroyed.

          SECTION 2.10. COMPUTATION OF INTEREST. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

          SECTION 2.11. SECTION 897 CERTIFICATION. If the Company reasonably and in good faith determines that it is not a "domestically controlled REIT" (as defined in Section 897(h)(4)(B) of the Code), payments of the Redemption Price upon redemption, the Repurchase Price upon repurchase, delivery of shares of Common Stock upon conversion of a Security and payments of cash, if any, in lieu of fractional shares upon conversion of a Security will be subject to applicable withholding unless (a) the Holder provides the Company with written certification ("Section 897 Certification") described below or (b) the Company reasonably and in good faith determines that withholding is not otherwise required. The Section 897 Certification for Bearer Definitive Securities and Registered Definitive Securities shall be substantially in the form set forth in Exhibit G.1, which is hereby incorporated in and expressly made part of this Indenture, with such changes therein as shall be approved by the Company and the Managers and be in form satisfactory to the Trustee.

          The Section 897 Certification for Restricted 144A Global Securities shall be substantially in the form set out in Exhibit G.2 which is hereby incorporated in and expressly made part of this Indenture, with such changes therein as shall be approved by the Company and the Managers and be satisfactory in form to the Trustee.

          SECTION 2.12. CUSIP AND ISIN NUMBERS. The Company in issuing Registered Securities or Restricted 144 Global Securities may use "CUSIP" numbers (if then generally in use) in addition to serial numbers, and in issuing Bearer Securities may use "ISIN" numbers (if then generally in use); if so, the Trustee shall use such "CUSIP" and "ISIN" numbers in addition to serial numbers in notices of redemption and repurchase as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such CUSIP and ISIN numbers either as printed on the Securities or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect in or omission of such CUSIP or ISIN numbers.

          SECTION 2.13. NOTIFICATION OF WITHHOLDING. The Company shall notify the Trustee in writing of the necessity, if any, to withhold any amounts from payments to Holders (and the amount of any such withholding) arising from the delivery by a Holder of any certificate pursuant to Section 2.04 or 2.11.

          SECTION 2.14. PAYING AGENTS; DISCHARGE OF PAYMENT OBLIGATIONS; INDEMNITY OF HOLDERS. (a) The Company may from time to time appoint one or more Paying Agents under this Indenture and the Securities. Subject to
Section 8.03, the Company may act as Paying Agent.

          (B)  Unless the Company shall be acting as Paying Agent as provided in
Section 8.03, the Company shall, no later than one Business Day prior to each Interest Payment Date or principal date on any securities (whether on maturity, redemption or otherwise) (each, a "Payment Date"), deposit with the Paying Agent in New York in immediately available funds a sum sufficient to pay such principal, any premium, and interest when so becoming due (including any Additional Amounts). The Company shall request that the bank through which such payment is to be made agree to supply to the Paying Agent in New York by 10:00 a.m. (New York Time) two Business Days prior to the due date for any such payment an irrevocable confirmation (by tested telex or authenticated SWIFT MT 100 Message) of its intention to make such payment. The New York Paying Agent shall arrange with all other Paying Agents for the payment, from funds furnished by the Company to the Trustee pursuant to this Indenture, of the principal, and premium, if any, and interest (including Additional Amounts, if any) on the Securities and of the compensation of such Paying Agents for their services as such. All Paying Agents will hold in trust, for the benefit of the Holders or the Trustee, all money held by such Paying Agent for the payment of principal, or premium if any, of or interest (including Additional Amounts, if any) on the Securities and shall notify the Trustee of any default by the Company in making any such payment. The Company, at any time may require a Paying Agent to pay all money hold by it to the Trustee and to account for any funds disbursed by it. Upon complying with this Section 2.14 applicable provisions of
Section 8.03, the Paying Agents shall have no further liability for the money delivered to the Trustee.

          (c) Any payment to be made in respect of the Securities by the Company to or to the order of any Paying Agent shall be in satisfaction PRO TANTO of the obligations of the Company under the securities. The Company shall indemnify the Holders against any failure on the part of any Paying Agent to pay any sum due in respect of the Securities and shall pay such sum to the Trustee on demand. This indemnity constitutes a separate and independent obligation from the other obligations of the Company under the Securities, shall give rise to a separate and independent cause of action, will apply irrespective of any waiver granted by the Trustee or any Holder and shall continue in full force and effect despite any judgment, order, claim, or proof for a liquidated amount in respect of any sum due under the indenture, the securities or any judgment or order.

          (d) Notwithstanding the fact that the Paying Agent is not obligated to make any such payment, if the Paying Agent pays out any amount due under the terms of the Securities on or after the due date therefor on the assumption that the corresponding payment for such amount has been or will be made by the Company and such payment has in fact not been so made by the Company prior to the time that the Paying Agent makes such payment, then the Company shall on demand reimburse the Paying Agent for the relevant amount, and pay interest to the Paying Agent on such amount from the date on which it is paid out to the date of reimbursement at a rate per annum equal to the cost of the Paying Agent of funding the amount paid out, as certified by the Paying Agent and expressed as a rate per annum.


                                   ARTICLE III

                               DEFAULTS, REMEDIES

          SECTION 3.01. EVENTS OF DEFAULT. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article XI or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the payment of any interest (including any Additional Amount or Bearer Additional Amount) upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (b) default in the payment of the principal of or premium, if any, on any Security at its Maturity; or

          (c) the failure to observe or perform any covenant or agreement contained in Article XII hereof,

          (d) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture or in the Securities (other than a covenant or warranty a default in the performance or breach of which is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (e) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by any Company or the payment of which is guaranteed by any Company Entity (other than indebtedness for which recourse is limited to (x) real property owned by any Company Subsidiary or
     (y) the Operating Partnership or the limited partners of the Operating Partnership (other than the Company), whether such indebtedness now exists or is created after the date on which the Securities are first authenticated and issued), which default (i) is caused by a failure to pay when due principal of or interest on such indebtedness (which failure is not cured within 30 days of its occurrence) (a "Payment Default") or
     (ii) results in the acceleration of such indebtedness prior to its express maturity (which acceleration is not rescinded or annulled within 30 days of its occurrence) and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there is a Payment Default or the maturity of which has been so accelerated, exceeds $20,000,000 or its foreign currency equivalent at the time;

          (f) a judgment or judgments (other than any judgment as to which a reputable insurance company has accepted full liability and any judgment related to mortgages or notes payable that are secured by real property owned by any Company Subsidiary) for the payment of money are entered by a court or courts of competent jurisdiction against any Company Subsidiary and remain undischarged for a period of 60 days (during which execution shall not be effectively stayed or any action shall be legally taken by any judgment creditor to levy upon assets or properties of the Company Subsidiaries to enforce such judgment), PROVIDED that the aggregate of all such judgments exceeds $20,000,000 or its foreign currency equivalent at the time;

          (g) the Company or any Material Subsidiary pursuant to or within the meaning of any Bankruptcy Law (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case in which it is the debtor, (iii) consents to the appointment of a Custodian of it or for all or substantially all its property, (iv) makes a general assignment for the benefit of its creditors, or (v) makes the admission in writing that it generally is unable to pay its debts as they become due; or

          (h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against the Company or any Material Subsidiary of the Company in an involuntary case, (ii) appoints a Custodian of the Company or any Material Subsidiary of the Company or for all or substantially all its property, and the order or decree remains unstayed and in effect for 60 days, or (iii) orders the liquidation of the Company or any Material Subsidiary of the Company, and the order or decree remains unstayed and in effect for 60 days.

          The term "Bankruptcy Law" means Title 11, United STates Bankruptcy Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

          SECTION 3.02. ACCELERATION. If an Event of Default (other than an Event of Default specified in clauses (g) and (h) of Section 4.01 hereof) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the Outstanding Securities by notice to the Company and the Trustee, may declare all the Securities to be due and payable. Upon such declaration, the principal of, premium, if any, and accrued and unpaid interest on the Securities shall be due and payable immediately. If an Event of Default specified in clause (g) or (h) of Section 4.01 hereof occurs, such an amount shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of the Securities. The Holders of a majority in aggregate principal amount of the Outstanding Securities by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration.

          SECTION 3.03. OTHER REMEDIES. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal, premium, if any, or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Securities or coupons or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

          SECTION 3.04. WAIVER OF PAST DEFAULTS. The Holders of a majority in aggregate principal amount of the Outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences other than (i) a continuing Default or Event of Default in the payment of principal of, or interest on, any Security or (ii) a Default or Event of Default in respect of a provision that under Section 6.02 cannot be amended without the consent of each Holder affected thereby. When a Default or Event of Default is waived, it is cured and ceases; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

          SECTION 3.05. APPLICATION OF MONEY COLLECTED. Any money collected by the Trustee pursuant to this Article III shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under
Section 4.07;

          SECOND: To the payment of all Senior Debt and Subsidiary Debt to the extent required by Article XI.

          THIRD: To the payment of the amounts then due and unpaid for principal, premium, if any, interest or Additional Amounts or Bearer Additional Amounts on the Securities and coupons in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and coupons for principal, premium, if any, interest or Additional Amounts and Bearer Additional Amounts, respectively; and

          FOURTH: Any remaining amounts shall be repaid to the Company.

          SECTION 3.06. LIMITATION ON SUITS. No Holder of any Security or coupon shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (b) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

          SECTION 3.07. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST AND TO CONVERT. Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 2.07) interest on such Security or payment of such coupon on the respective Stated Maturities expressed in such Security or coupon (or, in the case of redemption or repurchase, on the Redemption Date or Repurchase Date, as the case may be), and to convert such Security in accordance with Article X, and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

          SECTION 3.08. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities and coupons shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holders shall continue as though no such proceeding had been instituted.

          SECTION 3.09. RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 2.06, each right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 3.10. CONTROL BY HOLDERS OF SECURITIES. The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; PROVIDED that

          (a) such direction shall not be in conflict with any rule of law or with this Indenture;

          (b) such direction shall not be unduly prejudicial to the rights of other holders of the Securities; and

          (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          SECTION 3.11. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Security or coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this
Section 3.11 shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder of any Security or coupon for the enforcement of the payment of the principal of, premium, if any, or interest on any Security or the payment of any coupon on or after the respective Stated Maturity or Maturities expressed in such Security or coupon (or, in the case of redemption or repurchase, on or after the Redemption Date or Repurchase Date, as the case may be) or for the enforcement of the right to convert any Security in accordance with Article X.

          SECTION 3.12. WAIVER OF STAY OR EXTENSION LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 3.13. COLLECTION SUIT BY TRUSTEE. If an Event of Default specified in Section 3.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) and the amount provided for in Section 4.07.

          SECTION 3.14. TRUSTEE MAY FILE PROOFS OF CLAIM. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders of the Securities allowed in any judicial proceedings relative to the Company, its creditors or its property and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 4.07.

                                   ARTICLE IV

                                   THE TRUSTEE

          SECTION 4.01. CERTAIN DUTIES AND RESPONSIBILITIES. (a) Except during the continuance of an Event of Default,

          (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture, but not to verify the contents thereof.

          (b) in case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, EXCEPT that

          (i) this paragraph (c) shall not be construed to limit the effect of paragraph (a) of this Section;

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the

     Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this indenture, and

          (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (v) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          SECTION 4.02. NOTICE OF DEFAULTS. Within 90 days after the occurrence of any default hereunder the Trustee shall give to all Holders of Securities, in the manner provided in Section 1.06 and to the extent provided in TIA Section 313(c), notice of all such defaults known to the Trustee, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Security or coupon, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders.

          SECTION 4.03. CERTAIN RIGHTS OF TRUSTEE. Subject to the provisions of Section 4.01:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture   the Trustee
     shall deem it desirable that a matter be proved or established prior to
     taking, suffering   or omitting any action hereunder, the Trustee (unless
     other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities or coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (h) the permissive right of the Trustee to take or refrain from taking any actions enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable in such actions other than for its own negligence or wilful misconduct; and

          (i) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Indenture.

          SECTION 4.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) and in the coupons shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, of the Securities or coupons, or of the Common Stock issuable upon the conversion of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

          SECTION 4.05. MAY HOLD SECURITIES, ACT AS TRUSTEE UNDER OTHER INDENTURES. The Trustee, any Authenticating Agent, any Paying Agent, any Conversion Agent, any Transfer Agent or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Conversion Agent, Transfer Agent or such other agent.

          The Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding in the same manner as if it were not Trustee hereunder.

          SECTION 4.06. MONEY HELD IN TRUST. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

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                                                                              61


          SECTION 4.07.  COMPENSATION AND REIMBURSEMENT.  The Company agrees

          (a) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs, expenses and reasonable attorneys' fees of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 3.01(g) or Section 3.01(h), the expenses (including the reasonable charges of its counsel) and the compensation for the services are intended to constitute expenses of the administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

          The provisions of this Section shall survive the termination of this Indenture.

          SECTION 4.08. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY; DISQUALIFICATION; CONFLICTING INTEREST. (a) Any Successor Trustee hereunder shall at all times be a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, authorized under such laws to exercise corporate trust powers having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or state authority, in good standing and having an established place of business in the Borough of Manhattan, The City of New York, the City of London, England and Luxembourg. If such successor Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as Trustee. If at any time any successor Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article and a successor shall be appointed pursuant to Section 4.09.

          (b) If the Trustee has or shall acquire any conflicting interest, as defined in TIA Section 310(b), with respect to the Securities, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign in the manner and with the effect provided by, and subject to the provisions of TIA Section 310(b) and this Indenture.

          In the event that the Trustee shall fail to comply with the provisions of the preceding sentence, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit, in the manner and to the extent provided in TIA Section 313(c), to all Holders of Securities notice of such failure.

          Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of TIA
Section 310(b).

          This Section 4.08(b) shall not be operative as part of this Indenture until this indenture is qualified under the TIA and until such qualification, this Indenture shall be construed as if this Section 4.08(b) were not contained herein.

          SECTION 4.09.  RESIGNATION AND REMOVAL; APPOINTMENT OF
SUCCESSOR. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 4.10.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 4.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and the Company. If the instrument of acceptance by a successor Trustee required by Section 4.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (d) So long as no Default or Event of default has occurred and is continuing, the Issuer may at any time terminate the appointment of the Trustee and appoint a successor Trustee, or approve any change in the office through which the Trustee Acts.

          (e)   if at any time:

          (i) the Trustee shall cease to be eligible under Section 4.08(a) and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months,

          (ii) the Trustee shall fail to comply with Section 4.08(b) after written request therefor by the Company or by any such Holder, or

          (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 3.12, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (F) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of this Section and Section 4.10. If within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 4.10, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by this Section and Section 4.10, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (G) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 1.06. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

          SECTION 4.10. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          SECTION 4.11. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; PROVIDED such corporation shall be otherwise qualified and eligible under this Article, without, the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          SECTION 4.12. AUTHENTICATING AGENTS. The Trustee may, with the consent of the Company, appoint an Authenticating Agent or Agents acceptable to the Company with respect to the Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange or substitution pursuant to this Indenture.

          The Trustee has initially appointed The Chase Manhattan Bank, Trinity Tower, 9 Thomas More Street, London E1 9YT as its Authenticating Agent in London, England, The Chase Manhattan Bank located at 450 West 33rd Street, New York, New York 10001-2697 as its Authenticating Agent in the Borough of Manhattan, The City of New York and Chase Manhattan Bank Luxembourg S.A. located at 5 rue Plaetis, L-2338 Luxembourg as its Authenticating Agent in Luxembourg.

          Securities authenticated by an Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder, and every reference in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be subject to acceptance by the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof, the District of Columbia, England and Wales, or Luxembourg, authorized under such laws to act as Authenticating Agent and subject to supervision or examination by government or other fiscal authority. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 4.12, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this
Section 4.12.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent; PROVIDED such corporation shall be otherwise eligible under this Section 4.12, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 4.12, the Trustee may appoint a successor Authenticating Agent which shall be subject to acceptance by the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 4.12.

          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 4.12.

          If an Authenticating Agent is appointed with respect to the Securities pursuant to this Section 4.12, the Securities may have endorsed thereon, in addition to or in lieu of the Trustee's certification of authentication, an alternative certificate of authentication in the form set forth in Exhibit A.1 hereto:

          SECTION 4.13. LIMITATION ON RIGHTS OF TRUSTEE AS A CREDITOR. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship described in TIA Section 311(b) and a Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent included therein. This Section 4.13 shall not be operative as part of this Indenture until this Indenture is qualified under the tia and until such qualification, this Indenture shall be construed as if this Section 4.13 were not contained herein.


                                    ARTICLE V

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

          SECTION 5.01. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS. Neither the Company nor the Operating Partnership shall consolidate or merge with or into any person (whether or not the Company or the Operating Partnership, as the case may be, is the surviving corporation), and the Company and the Company Subsidiaries may not sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of their properties or assets, taken as a whole, unless:

          (a) the Company or the Operating Partnership, as the case may be, is the surviving corporation or the entity or the person formed by or surviving any such consolidation or merger (if other than the Company or the Operating Partnership, as the case may be) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is an entity organized or existing under the laws of the United States, any state thereof or the District of Columbia;

          (b) the entity or person formed by or surviving any such consolidation or merger (if other than the Company or the Operating Partnership, as the case may be,) assumes all the obligations of the Company, pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee, under the Securities and the Indenture;

          (c) such sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the properties or assets of the Company and the Company Subsidiaries taken as a whole shall be as an entirety or virtually as an entirety to one person and such person shall have assumed all the obligations of the Company, pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee, under the Securities and the Indenture;

          (d) immediately after such transaction no Default or Event of Default exists; and

          (e) the Company or such person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such transaction and the supplemental indenture comply with this Indenture and that all conditions precedent in this Indenture relating to such transaction have been satisfied.

          SECTION 5.02. SUCCESSOR CORPORATION SUBSTITUTED. Upon any consolidation or merger of the Company or the Operating Partnership, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the properties or assets of the Company and the Company Subsidiaries taken as a whole in accordance with Section 5.01 hereof, the successor corporation formed by such consolidation or into or with which the Company or the Operating Partnership, as the case may be, is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor person has been named as the Company herein; PROVIDED, HOWEVER, that the predecessor Company in the case of a sale, assignment, transfer, lease, conveyance or other disposition shall not be released from the obligations under this Indenture, the Securities and the coupons, if any.

                                   ARTICLE VI

                                   AMENDMENTS

          SECTION 6.01. AMENDMENTS WITHOUT CONSENT OF HOLDERS OF SECURITIES OR COUPONS. Without the consent of any Holders of Securities or coupons, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, for any of the following purposes:

          (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities and coupons as permitted by this Indenture; or

          (b) to add to the covenants of the Company for the benefit of the Holders of Securities or coupons, or to surrender any right or power herein conferred upon the Company; or

          (c) to permit Registered Securities to be exchanged for Bearer Securities or to remove or relax the restrictions on payment of principal, premium, if any, or interest in respect of Bearer Securities in the United States to the extent then permitted under the Code and applicable regulations of the United States Treasury Department; PROVIDED, HOWEVER, that no adverse consequences would result to any Holder; or

          (d) to make provision with respect to the conversion rights of Holders of Securities pursuant to Section 10.12; or

          (e) to comply with any requirements of the Commission in connection with qualifying this Indenture under the TIA; or

          (f) to make any change in Article XI that would limit or terminate the benefits available to any holder of Senior Debt or Subsidiary Debt (or their respective Representatives); or

          (g) to add guarantees with respect to the Securities and coupons or to secure the Securities and coupons; or

          (h) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture or the Securities and coupons as the Company and the Trustee may deem necessary or desirable; PROVIDED that such action pursuant to this clause (h) shall not adversely affect the interests of the Holders of Securities or coupons.

          Upon Company Request, accompanied by a Board Resolution authorizing the execution of any such amendment, and subject to and upon receipt by the Trustee of the documents required in connection therewith, the Trustee shall join with the Company in the execution of any amendment authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained.

          SECTION 6.02. AMENDMENTS WITH CONSENT OF HOLDERS OF SECURITIES. With the written consent of the Holders of not less than a majority in principal amount of the Outstanding Securities or by a resolution passed in accordance with Section 7.04, by the Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this indenture or of modifying in any manner the rights of the Holders of Securities or coupons under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent or affirmative vote of the Holder of each Outstanding Security or coupon affected thereby,

          (a) reduce the requirements of Section 7.04 for quorum or voting, or reduce the amount of Securities the consent of whose Holders is required for any supplemental indenture or waiver (of compliance with certain provisions herein or certain defaults hereunder);

          (b) reduce the principal of or change the Stated Maturity of any Security;

          (c) reduce the rate of or change the time for payment of interest on any Security;

          (d) waive a default in the payment of principal of, premium, if any, interest, Additional Amounts and any Bearer Additional Amounts, any Security or the Repurchase Price upon exercise of the Repurchase Right in connection with a Designated Event (except a rescission of acceleration of the Securities by the Holders of not less than a majority in principal amount of Outstanding Securities and a waiver of the payment default that resulted from such acceleration);

          (e) make any Security payable in money other than that stated in the Securities;

          (f) make any change in this Section 6.02 or Section 3.10 except to increase any percentage contained herein or therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby;

          (g) modify the obligation of the Company to pay Additional Amounts or Bearer Additional Amounts;

          (h) change the obligation of the Company to maintain an office or agency in the Borough of Manhattan, The City of New York, a city in Western Europe, and so long as the Securities are listed on the Luxembourg Stock Exchange and the rules of such Exchange shall so require, Luxembourg;

          (i) adversely affect the right to convert any Security as provided in
     Article XI hereof, or modify the rights of redemption provided in Article X hereof; or

          (j) modify the subordination provisions as provided in Section XII this Indenture in a manner adverse to the Holders.

          It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          SECTION 6.03. REVOCATION AND EFFECT OF CONSENTS AND WAIVERS. A consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Securityholder.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date.

          SECTION 6.04. NOTATION ON OR EXCHANGE OF SECURITIES. If an amendment changes the terms of a Security, the trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

          SECTION 6.05. TRUSTEE TO SIGN AMENDMENTS. The Trustee shall sign any amendment authorized pursuant to this Article VI if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and to receive, and (subject to Section 4.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

          SECTION 6.06. PAYMENT FOR CONSENT. Neither the Company nor any Affiliate of the Company shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid to all Holders that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

          SECTION 6.07. CONFORMITY WITH TIA. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect if this indenture shall then be qualified under the TIA.


                                   ARTICLE VII

                        MEETINGS OF HOLDERS OF SECURITIES

          SECTION 7.01. PURPOSES FOR WHICH MEETINGS MAY BE CALLED. A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities.

          SECTION 7.02. CALL, NOTICE AND PLACE OF MEETINGS. (a) The Trustee may at any time call a meeting of Holders of Securities for any purpose specified in Section 7.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in the City of London, England, as the Trustee shall determine. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.06, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

          (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 25% in principal amount of the Outstanding Securities shall have requested the Trustee to call a meeting of the Holders of Securities for any purpose specified in Section 7.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities in the amount specified, as the case may be, may

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                                                                              74


determine the time and the place in the Borough of Manhattan, The City of New York, or in the City of London, England, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this Section.

          SECTION 7.03. PERSONS ENTITLED TO VOTE AT MEETINGS. To be entitled to vote at any meeting of Holders of Securities, a Person shall be (a) a Holder of one or more Outstanding Securities, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

          SECTION 7.04. QUORUM; ACTION. The Persons entitled to vote a majority in principal amount of the Outstanding Securities shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting (subject to repeated applications of this sentence). Notice of the reconvening of any adjourned meeting shall be given as provided in Section 7.02(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Securities which shall constitute a quorum.

          Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the Persons entitled to vote 25% in principal amount of the Outstanding Securities at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

          At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the

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                                                                              75


proviso to Section 6.02) shall be effectively passed and decided if passed or decided by the Persons entitled to vote not less than a majority in aggregate principal amount of Outstanding Securities represented and entitled to vote at such meeting.

          Any resolution passed or decisions taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities and coupons, whether or not present or represented at the meeting. The Trustee shall, in the name and at the expense of the Company, notify all the Holders of Securities of any such resolutions or decisions pursuant to Section 1.06.

          SECTION 7.05. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS. (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.04 and the appointment of any proxy shall be proved in the manner specified in Section 1.04 or by having the signature of the Person executing the proxy witnessed or certified by any officer authorized by Section 1.04(c) to certify to the holding of Bearer Securities.

          (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be the Trustee) of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in
Section 7.02(b), in which case the Company or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting.

          (c) At any meeting, each Holder of a Security or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

          (d)  Any meeting of Holders of Securities duly called pursuant to
Section 7.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting, and the meeting may be held as so adjourned without further notice.


                                  ARTICLE VIII

                                    COVENANTS

          SECTION 8.01. PAYMENT COVENANT. The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of, premium, if any, and interest on the Securities the Repurchase Price upon repurchase and the Redemption Price upon redemption, in each case, in accordance with the terms of the Securities, any coupons appertaining thereto and this Indenture. Unless otherwise specified herein with respect to any series of Securities, any interest due on Bearer Securities on or before Maturity shall be payable only outside the United States upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.

          SECTION 8.02.  MAINTENANCE OF OFFICE OR AGENCY.   The Company will
maintain (A) in the Borough of Manhattan, The City of New York, an office or agency where any Registered Securities may be presented or surrendered for payment (a "Paying Agent"), where any Registered Securities may be surrendered for registration of transfer or for exchange (a "Transfer Agent"), where Securities may be presented for conversion (a "Conversion Agent") and (B) in a city in Western Europe and for so long as the Securities are listed on the Luxembourg Stock Exchange, Luxembourg, a Paying Agent, Transfer Agent and Conversion Agent for the Securities. The Registrar shall keep a register of the Securities and their transfer and exchange. The Chase Manhattan Bank, New York office will act as "Registrar." The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations, and surrenders of Securities may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment and the Company hereby appoints the Trustee as its agent to receive such respective presentations, surrenders, notices and demands.

          Except as otherwise provided in the form of Bearer Definitive Security pursuant to the provisions of this Indenture, no payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; PROVIDED, HOWEVER, payment of principal of and any premium and interest denominated in Dollars (including additional amounts payable in respect thereof) on any Bearer Security may be made at an office or agency of, and designated by, the Company located in the United States if (but only if) payment of the full amount of such principal, premium, interest or additional amounts in Dollars at all offices outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or similar restrictions and the Trustee receives an Opinion of Counsel that such payment within the United States is legal.

          The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all of such purposes specified above in this Section and may constitute and appoint one or more Paying Agents, Transfer Agents or Conversion Agents for the payment of such Securities, in one or more other cities, and may from time to time rescind such designations and appointments; PROVIDED, HOWEVER, that no such designation, appointment or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the places set forth in this Section 8.02. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless and until the Company rescinds one or more such appointments, the Company hereby appoints: (i) The Chase Manhattan Bank, New York, as its Paying Agent, Transfer Agent and Conversion Agent in The City of New York with respect to all series of Securities having a Place of Payment in The City of New York and (ii) The Chase Manhattan

Bank, London branch as its Paying Agent, Transfer Agent and Conversion Agent in London, England and Chase Manhattan Bank Luxembourg S.A., as its Paying Agent, Transfer Agent and Conversion Agent in Luxembourg.

          SECTION 8.03. MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST. If the Company shall at any time act as its own Paying Agent for Securities, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities of such series and any appurtenant coupons, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents, it will, at or prior to the opening of business on each due date of the principal of, premium, if any, or interest on any Securities of such series and any appurtenant coupons, deposit with a Paying Agent a sum sufficient to pay the principal, premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee subject to the provisions of this Section, that such Paying Agent will:

          (i) hold all sums held by it for the payment of principal of, premium, if any, or interest on Securities and any appurtenant coupons in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (ii) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal, premium or interest on the Securities or any appurtenant coupons; and

        (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent, and, upon such payments by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security or any appurtenant coupons and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          SECTION 8.04. STATEMENT AS TO COMPLIANCE. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, an Officers' Certificate (which need not comply with Section 1.02) (PROVIDED, HOWEVER, that one of the signatories of which shall be the Company's principal executive officer, principal financial officer or principal accounting officer) stating, as to each signer thereof, that:

          (i) a review of the activities of the Company during such year and of performance under this Indenture and under the terms of the Securities has been made under his supervision; and

         (ii) to the best of his knowledge, based on such review, (a) the Company has fulfilled all its obligations and complied with all conditions and covenants under this Indenture and under the terms of the Securities throughout such year, or, if there has been a default in the fulfillment of any such obligation, condition or covenant specifying each such default known to him and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or if such an event has occurred and is continuing, specifying such event known to him and the nature and status thereof.

          For purposes of this Section, compliance or default shall be determined without regard to any period of grace or requirement of notice provided for herein.

          SECTION 8.05. MAINTENANCE OF CORPORATE EXISTENCE, RIGHTS AND FRANCHISES. So long as any of the Securities shall be Outstanding, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises to carry on its business; PROVIDED, HOWEVER, that nothing in this Section 8.05 shall (i) require the Company to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders, (ii) prevent any consolidation or merger of the Company, or any conveyance or transfer of its property and assets substantially as an entirety to any person, permitted by
Article V, or (iii) prevent the liquidation or dissolution of the Company after any conveyance or transfer of its property and assets substantially as an entirety to any person permitted by Article V.


                                   ARTICLE IX

                                   REDEMPTION

          SECTION 9.01. SELECTION OF SECURITIES TO BE REDEEMED. If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate. The Trustee shall make the selection not more than 60 days and not less than 30 days before the redemption date from Outstanding

Securities not previously called for redemption. The Trustee may, by such method as it shall deem fair and appropriate, select for redemption portions of the principal of Securities that have denominations of $10,000 or integral multiples thereof. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be called for redemption.

          If any Security selected for partial redemption is converted in part after such selection, the converted portion of such Security shall be deemed (so far as may be) to be the portion to be selected for redemption. The Securities (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Security is converted in whole or in part before the mailing of the notice of redemption. Upon any redemption of less than all the Securities, the Company and the Trustee may treat as an Outstanding Security any Security surrendered for conversion during the period 15 days preceding the mailing of a notice of redemption and need not treat as an Outstanding Security any Security authenticated and delivered during such period in exchange for the unconverted portion of any Security converted in part during such period.

          SECTION 9.02. NOTICE OF REDEMPTION. At least 30 days but not more than 60 days before a Redemption Date, the Company shall give notice of redemption in accordance with Section 1.06.

          The notice or notices shall identify the Securities (including CUSIP number or ISIN number, as the case may be) to be redeemed and shall state:

          (a) the Redemption Date;

          (b) the Redemption Price;

          (c) if any Security is being redeemed in part, (i) the portion of the principal amount of such Security to be redeemed and the aggregate principal amount of Outstanding Securities after such partial redemption
     (ii) the last date on which exchanges or registration of transfers of Securities may be made pursuant to Section 2.05 hereof and (iii) the serial numbers of the Securities and the portions thereof called for redemption and that, after the redemption date, upon cancelation of such Security, a new Security

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                                                                              82


     or Securities in principal amount equal to the unredeemed portion will be issued in the name of the Holder thereof;

          (d) the name and address of the Paying Agents;

          (e) that Securities called for redemption must be surrendered to a Paying Agent (in the case of the Bearer Securities, to a Paying Agent outside the United States) to collect the redemption price plus accrued and unpaid interest;

          (f) that, unless the Company defaults in making such redemption payment or the Paying Agents are prohibited from making such payment pursuant to the terms of this Indenture, interest on Securities called for redemption ceases to accrue on and after the redemption date;

          (g) the paragraph of the Securities pursuant to which the Securities called for redemption are being redeemed.

          Such notice shall also state the current Conversion Price and the date on which the right to convert such Securities or portions thereof into Common Stock of the Company will expire.

          At the Company's request, the Trustee shall give notice of redemption in the Company's name and at its expense.

          SECTION 9.03. EFFECT OF NOTICE OF REDEMPTION. Once notice of redemption is mailed or otherwise provided, Securities called for redemption become due and payable on the Redemption Date at the Redemption Price set forth in the Security.

          SECTION 9.04. DEPOSIT OF REDEMPTION PRICE. Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (outside the United States, in the case of Bearer Securities) money sufficient to pay the Redemption Price of and accrued interest up to but not including the Redemption Date on all Securities to be redeemed on that date (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date) unless theretofore converted into Common Stock pursuant to the provisions hereof. The Trustee or such Paying Agent shall return to the Company any money not required for that purpose.

          SECTION 9.05. SECURITIES REDEEMED IN PART. Upon cancelation of a Security that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder at the expense of the Company a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

          SECTION 9.06. PAYMENT OF REDEMPTION PRICE. (a) In the event of a redemption of Securities by the Company, the Company shall pay or cause to be paid to the Trustee or any Paying Agent the Redemption Price; PROVIDED, HOWEVER, that installments of interest that mature on or prior to the Redemption Date shall be payable in cash, in the case of Registered Securities, to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date and, in the case of Bearer Securities, to the holder of the coupon with respect thereto, in each case according to the terms and provisions of Article II; and PROVIDED FURTHER, that Bearer Securities and coupons shall be payable only at an office or agency outside the United States (except as otherwise provided in the form of Bearer Definitive Security set forth in Exhibit A hereto).

          (b) If any Bearer Definitive Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all missing coupons or the surrender of such missing coupons or coupon may be waived by the Company and the Trustee, if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Definitive Security shall surrender to any Paying Agent any missing coupon in respect of which a deduction shall have been made from the Redemption Price, if any, such Holder shall be entitled to receive the amount so deducted; PROVIDED, HOWEVER, that interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States (except as otherwise provided in the form of Bearer Security set forth in Exhibit A hereto).

                                    ARTICLE X

                                   CONVERSION

          SECTION 10.01. CONVERSION PRIVILEGE. Except as set forth in the next succeeding paragraph, a Holder of a Security may convert the principal amount thereof (or any portion thereof that is an integral multiple of $10,000) into fully paid and nonassessable shares of Common Stock of the Company at any time on or after the date that is 60 days following the Closing Date and prior to the close of business (New York time) on the date of the Security's maturity, at the Conversion Price then in effect, except that, with respect to any Security called for redemption or repurchase, such conversion right shall terminate at the close of business on the Business Day immediately preceding the Redemption Date or the Repurchase Date, as the case may be. The number of shares of Common Stock issuable upon conversion of a Security is determined by dividing the principal amount of the Security to be converted by the conversion price in effect on the Conversion Date (the "Conversion Price").

          Notwithstanding anything to the contrary set forth in the immediately proceeding paragraph, a Holder may not convert any Security, and such Security shall not be convertible by any Holder, if as a result of such conversion any person would be deemed to beneficially own, directly or constructively, 5% of the outstanding Common Stock. Any attempted conversion in violation of the limitation set forth in the immediately preceding sentence shall be null and void AB INITIO as to the Holder and such Holder shall acquire no rights or economic interest in the Common Stock, and shares of Common Stock that such Holder would have received in the absence of the limitation set forth in the first sentence of this paragraph shall be exchanged for Excess Shares pursuant to the Articles. For purposes of calculating the beneficial ownership of a Holder of Securities, outstanding Common Stock shall include shares of Common Stock issuable upon conversion of Securities held by such Holder and exclude shares of Common Stock issuable upon conversion of Debentures held by other Holders.

          The initial Conversion Price is stated in the forms of the Securities in the Exhibits hereto and is subject to adjustment as provided in this Article X.

          Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of it. A Holder of Securities is not entitled to any rights of a holder of Common Stock until such Holder of Securities has converted such Securities into Common Stock, and only to the extent that such Securities are deemed to have been converted into Common Stock under this
Article X.

          SECTION 10.02. CONVERSION PROCEDURE. To convert a Security, a Holder must (1) complete and sign a notice of election to convert substantially in the forms set forth in Exhibits F.1 or F.2, as the case may be, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements or transfer documents if required by the Registrar, Transfer Agent or Conversion Agent and
(4) pay any transfer or similar tax, if required. The date on which the Holder satisfies all of those requirements is the conversion date (the "Conversion Date"). As soon as practicable after the Conversion Date, the Company shall deliver to the Holder through the Conversion Agent, acting as agent for the Company, a certificate for the number of whole shares of Common Stock issuable upon the conversion and a check for any fractional share determined pursuant to
Section 10.03. The person in whose name the certificate is registered shall become the stockholder of record on the Conversion Date and, as of such date, such person's rights as a Holder of the Securities shall cease; PROVIDED, HOWEVER, that no surrender of a Security on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person entitled to receive the shares of Common Stock upon such conversion as the stockholder of record of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person entitled to receive such shares of Common Stock as the stockholder of record thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; PROVIDED FURTHER, HOWEVER, that such conversion shall be at the Conversion Price in effect on the date that such Security shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed.

          No payment or adjustment will be made for accrued and unpaid interest on a converted Security or for dividends or distributions on shares of Common Stock issued upon conversion of a Security, but if any Holder surrenders a Security for conversion after the close of business on the Record Date for the payment of an installment of interest and prior to the opening of business on the next Interest Payment Date, then, notwithstanding such conversion, the interest payable on such interest payment date shall be paid to the Holder of such Security on such record date. In such event, such Security, when surrendered for conversion, must be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the portion so converted.

          If a holder converts more than one Security at the same time, the number of whole shares of Common Stock issuable upon the conversion shall be based on the total principal amount of Securities converted.

          Upon surrender of a Security that is converted in part, the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unconverted portion of the Security surrendered.

          SECTION 10.03. FRACTIONAL SHARES. The Company will not issue fractional shares of Common Stock upon conversion of a Security. In lieu thereof, the Company will pay an amount in cash based upon the Daily Market Price of the Common Stock on the trading day prior to the date of conversion.

          SECTION 10.04. TAXES ON CONVERSION. The issuance of certificates for shares of Common Stock upon the conversion of any Security shall be made without charge to the converting Holder for such certificates or for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the Holder or Holders of the converted Security; PROVIDED, HOWEVER, that in the event that certificates for shares of Common Stock are to be issued in a name other than the name of the Holder of the Security converted, such Security, when surrendered for conversion, shall be accompanied by an instrument of transfer, in form satisfactory to the Company, duly executed by the Holder thereof or his duly authorized attorney; and PROVIDED FURTHER, HOWEVER, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder of the converted Security, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not applicable.

          SECTION 10.05. COMPANY TO PROVIDE STOCK. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of issuance upon

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                                                                              87


conversion of Securities as herein provided, a sufficient number of shares of Common Stock to permit the conversion of all outstanding Securities for shares of Common Stock.

          All shares of Common Stock which may be issued upon conversion of the Securities shall be duly authorized, validly issued, fully paid and nonassessable when so issued.

          SECTION 10.06. ADJUSTMENT OF CONVERSION PRICE. The Conversion Price shall be subject to adjustment from time to time as follows:

          (a) In case the Company shall (i) pay a dividend in shares of Common Stock to holders of Common Stock, (ii) make a distribution in shares of Common Stock to holders of Common Stock, (iii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock or (iv) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which he would have owned immediately following such action had such Securities been converted immediately prior thereto. Any adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

          (b) In case the Company shall issue rights , warrants or options to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) ("Common Stock Rights") at a price per share less than the current market price (as determined pursuant to subsection (f) below) of the Common Stock on the record date for the determination of stockholders entitled to receive such rights, warrants or options, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of

Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the offered shares of Common Stock so offered for subscription or purchase (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock so offered for subscription or purchase (or into which the convertible securities so offered are convertible). Such adjustments shall become effective immediately after such record date. To the extent that shares of Common Stock are not delivered pursuant to such rights, warrants or options, upon the expiration or termination of such rights, warrants or options the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights, warrants or options been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights, warrants or options are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights, warrants or options had not been fixed. Notwithstanding the foregoing, in the event that the Company shall distribute Common Stock Rights to all holders of Common Stock, the Company may, in lieu of making any adjustment pursuant to this
Section 10.06(b), make proper provision so that each holder of a Security who converts such Security (or any portion thereof) after the record date for such distribution and prior to the expiration or redemption of the Common Stock Rights shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion (the "Conversion Shares"), a number of Common Stock Rights to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of Common Stock Rights of separate certificates evidencing such Common Stock Rights (the "Common Stock Rights Distribution Date"), the same number of shares of Common Stock Rights to which a holder of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Common Stock Rights; and (ii) if such conversion occurs after the Common Stock Rights Distribution Date, the same number of Common Stock Rights to which a holder of the number of shares of Common Stock into which the principal amount of the Security so converted was convertible immediately prior to the Common Stock Rights Distribution Date would have been entitled on the Common Stock Rights Distribution Date in accordance with the terms and provisions of and applicable to the Common Stock Rights.

          (c) In case the Company shall issue shares of Common Stock (or the Company or the Operating Partnership, as the case may be, shall issue securities convertible into

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                                                                              89


Common Stock, other than to the Company in the case of an issuance by the Operating Partnership) at a price per share less than the current market price (as determined pursuant to subsection (f) below) of the Common Stock on the record date for such issuance (other than pursuant to any employee or director incentive or benefit plan of the Company or the Operating Partnership heretofore or hereafter adopted), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares of Common Stock that the aggregate offering price of the offered shares of Common Stock (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered (or into which the convertible securities so offered are convertible). Such adjustments shall become effective immediately after such record date.

          (d) In case the Operating Partnership shall issue OP Interests (or the Company or the Operating Partnership, as the case may be, shall issue securities convertible into OP Interests) at a price per share less than the current market price (as determined pursuant to subsection (f) below) of the OP Interests on such record date (other than pursuant to any employee or director incentive or benefit plan of the Company or the Operating Partnership heretofore or hereafter adopted and other issuances to the Company), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the record date for such issuance by a fraction of which the numerator shall be the number of OP Interests outstanding on such record date, plus the number of OP Interests that the aggregate offering price of the offered OP Interests (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price, and of which the denominator shall be the number of OP Interests outstanding on such record date plus the number of additional OP Interests offered (or into which the convertible securities so offered are convertible). Such adjustments shall become effective immediately after such record date.

          (e) In case the Company shall distribute to all holders of Common Stock shares of any class of Capital Stock of the Company other than Common Stock, evidences of indebtedness or other assets (other than cash), or shall distribute to all holders of Common Stock rights, warrants or options to subscribe for securities (other than those securities referred to in subsection (b) above), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price (determined as provided in subsection (f) below) of the Common Stock on the record date mentioned below less the then fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and described in a Board Resolution) of the portion of the assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock, and of which the denominator shall be such current market price of the Common Stock. Such adjustment shall become effective immediately after the record date for the determination of the holders of Common Stock entitled to receive such distribution. Notwithstanding the foregoing, in the event that the Company shall distribute rights, warrants or options to subscribe for additional shares of the Company's Capital Stock (other than the Common Stock referred to in subsection (b) above) ("Capital Stock Rights") pro rata to holders of Common Stock, the Company may, in lieu of making any adjustment pursuant to this
Section 10.06, make proper provision so that each holder of a Security who converts such Security (or any portion thereof) after the record date for such distribution and prior to the expiration or redemption of the Capital Stock Rights shall be entitled to receive upon such conversion, in addition to the Conversion Shares, a number of Capital Stock Rights to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of Capital Stock Rights of separate certificates evidencing such Capital Stock Rights (the "Capital Stock Rights Distribution Date"), the same number of Capital Stock Rights to which a holder of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Capital Stock Rights; and (ii) if such conversion occurs after the Capital Stock Rights Distribution Date, the same number of Capital Stock Rights to which a holder of the number of shares of Common Stock into which the principal amount of the Security so converted was convertible immediately prior to the Capital Stock Rights Distribution Date would have been entitled on the Capital Stock Rights Distribution Date in accordance with the terms and provisions of and applicable to the Capital Stock Rights.

          (f) Current market price per share of Common Stock on any date shall be deemed to be the average of the Daily Market Prices for 30 consecutive Trading Days ending on the last full trading day on the exchange or market referred to in determining such Daily Market Prices prior to the time of determination. Current market price per security or OP Interest which is convertible into Common Stock shall be deemed to be the current market price per share of Common Stock on the date of determination multiplied by the number of shares of Common Stock into which each such security or OP Interest is convertible. Current market price per OP Interest which is not convertible into shares of Common Stock shall be determined in good faith by the Board of Directors, whose determination shall be conclusive of such current market price, and described in a Board Resolution. Current market price per security convertible into OP Interests shall be the current market price of such OP Interests on such date of determination multiplied by the number of OP Interests into which such securities are convertible. Notwithstanding the foregoing,
(i) the issuance of Common Stock or OP Interests (or securities convertible into Common Stock or OP Interests) at a price per share not less than 90% of the current market price as determined above in connection with the acquisition of real property to be controlled by the Company shall be deemed to be an issuance of such Common Stock or OP Interests (or securities convertible into Common Stock or OP Interests) at the current market price and (ii) if, in connection with the acquisition by the Company or any Company Subsidiary of real property, the Company or the Operating Partnership agrees to issue Common Stock or OP Interests (or securities convertible into Common Stock or OP Interests) to the Seller of such real property, as part of the purchase price for such real property, and such issuance will occur after the closing date of such acquisition, the current market price of such Common Stock or OP Interests (or securities convertible into Common Stock or OP Interests) shall be determined, as of the closing date of such transaction, in good faith by the Board of Directors, whose determination shall be conclusive of such current market price absent manifest error, and described in a Board Resolution.

          (g) In any case in which this Section 10.06 shall require that an adjustment be made immediately following a record date for an event, the Company may elect to defer, until such event, issuing to the holder of any Security converted after such record date the shares of Common Stock and other Capital Stock of the Company issuable upon such conversion over and above the shares of Common Stock and other Capital Stock of the Company issuable upon such conversion only on the basis of the Conversion Price prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, the Company shall issue or cause its transfer agents to issue due bills or other appropriate evidence of the right to receive such shares.

          SECTION 10.07. NO ADJUSTMENT. No adjustment in the Conversion Price shall be required until cumulative adjustments amount to $0.25 or more of the Conversion Price as last adjusted; PROVIDED, HOWEVER, that any adjustments which by reason of this Section 10.07 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article X shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest. No adjustment need be made for a change in the par value or no par value of the Common Stock.

          SECTION 10.08. OTHER ADJUSTMENTS. In the event that, as a result of an adjustment made pursuant to Section 10.06 above, the holder of any Security thereafter surrendered for conversion shall become entitled to receive any shares of capital stock of the Company other than shares of its Common Stock, thereafter the Conversion Price of such other shares so receivable upon conversion of any Securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Article X.

          SECTION 10.09. ADJUSTMENTS FOR TAX PURPOSES. The Company may, at its option, make such reductions in the Conversion Price, in addition to those required by Section 10.06 above, as it determines to be advisable in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities or distribution of securities convertible into or exchangeable for stock made by the Company to its stockholders will not be taxable to the recipients thereof.

          SECTION 10.10. NOTICE OF ADJUSTMENT. Whenever the Conversion Price is adjusted, the Company shall give notice to the Holders in accordance with
Section 1.06 and file with the Trustee an Officers' Certificate briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence of the correctness of such adjustment.

          SECTION 10.11.  NOTICE OF CERTAIN TRANSACTIONS.  In the event that:

          (1) the Company takes any action which would require an adjustment in the Conversion Price;

          (2) the Company takes any action that would require a supplemental indenture pursuant to Section 10.12; or

          (3) there is a dissolution or liquidation of the Company;

a holder of a Security may wish to convert such Security into shares of Common Stock prior to the record date for or the effective date of the transaction so that he may receive the rights, warrants, securities or assets which a holder of shares of Common Stock on that date may receive. Therefore, the Company shall give notice to the Holders in accordance with Section 1.06 and to the Trustee stating the proposed record or effective date, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any transaction referred to in clause (1), (2) or (3) of this Section 10.11.

          SECTION 10.12. EFFECT OF RECLASSIFICATIONS, CONSOLIDATIONS, MERGERS OR SALES ON CONVERSION PRIVILEGE. If any of the following shall occur, namely:
(i) any reclassification or change of outstanding shares of Common Stock issuable upon conversion of Securities (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination) in, outstanding shares of Common Stock or (iii) any sale or conveyance of all or substantially all of the property or business of the Company and the Company Subsidiaries as an entirety, then the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver to the Trustee a supplemental indenture in form satisfactory to the Trustee providing that the holder of each Security then outstanding shall have the right to convert such Security into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock deliverable upon conversion of such Security immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such supplemental indenture shall provide for adjustments of the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Price provided for in this Article X. The foregoing, however, shall not in any way affect the right a holder of a Security may otherwise have, pursuant to subsection (b) and (e) of Section 10.06, to receive Common Stock Rights or Capital Stock Rights upon conversion of a Security. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Common Stock includes shares of stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the holders of the Securities as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. The provisions of this Section 10.12 shall similarly apply to successive consolidations, mergers, sales or conveyances.

          In the event the Company shall execute a supplemental indenture pursuant to this Section 10.12, the Company shall promptly file with the Trustee an Officers' Certificate briefly stating the reasons therefor, the kind or amount of shares of stock or securities or property (including cash) receivable by Holders of the Securities upon the conversion of their Securities after any such reclassification, change, consolidation, merger, sale or conveyance and any adjustment to be made with respect thereto. Neither the Trustee nor any Conversion Agent shall have any duty whatsoever to determine whether a supplemental indenture under this Section 10.12 is required or what the provisions of such supplemental indenture should be.

          SECTION 10.13. TRUSTEE'S DISCLAIMER. The Trustee has no duty to determine when an adjustment under this Article X should be made, how it should be made or what such adjustment should be, but may accept as conclusive evidence of the correctness of any such adjustment, and shall be protected in relying upon the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 10.10. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities, and the Trustee shall not be responsible for the Company's failure to comply with any provisions of this Article X.

          The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture executed pursuant to Section 10.12, but may accept as conclusive evidence of the correctness thereof, and shall be protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 10.12.


                                   ARTICLE XI

                                  SUBORDINATION

          SECTION 11.01. AGREEMENT TO SUBORDINATE. The Company agrees, and each Holder by accepting a Security agrees, that the Securities are subordinated in right of payment, to the extent and in the manner provided in this
Article XI, to the prior payment in full of all Senior Debt of the Company and Subsidiary Debt of the Company Subsidiaries, whether outstanding on the Closing Date or thereafter incurred and that the subordination is for the benefit of and enforceable by the holders of the Senior Debt and Subsidiary Debt. All provisions of this Article XI shall be subject to Section 11.12.

          SECTION 11.02. LIQUIDATION, DISSOLUTION, BANKRUPTCY. Upon any payment or distribution of the assets of the Company or any Company Subsidiary to creditors upon a total or partial liquidation or a total or partial dissolution of the Company or such Company Subsidiary, as the case may be or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property or any Company Subsidiary or its property:

          (1) holders of Senior Debt and Subsidiary Debt shall be entitled to receive payment in full of the Senior Debt or Subsidiary Debt, as the case may be, before Holders shall be entitled to receive any payment of principal of, premium, if any, or interest on the Securities; and

          (2) until the Senior Debt and Subsidiary Debt is paid in full, any distribution to which Holders of the Securities would be entitled but for this Article XI shall be made to holders of Senior Debt and Subsidiary Debt as their interests may appear, except that Holders of the Securities may receive shares of stock and any debt securities that are subordinated to Senior Debt and Subsidiary Debt to at least the same extent as the Securities.

          SECTION 11.03. DEFAULT ON SENIOR DEBT OR SUBSIDIARY. The Company may not pay the principal of, premium, if any, or interest on (including payments of Additional Amounts or Bearer Additional Amounts) the Securities and may not repurchase, redeem or otherwise retire any Securities (collectively, "pay the Securities") if (i) any Senior Debt or Subsidiary Debt (other than Senior Debt or Subsidiary Debt which is secured by real property) is not paid when due or
(ii) any event of default on Senior Debt or Subsidiary Debt (other than Senior Debt or Subsidiary Debt which is secured by real property) occurs which permits the holder thereof to accelerate the maturity thereof unless, in either case,
(x) the default has been cured or waived and any such acceleration has been rescinded or (y) such Senior Debt or Subsidiary Debt, as the case may be, has been paid in full; PROVIDED, HOWEVER, that the Company may pay the Securities without regard to the foregoing if the Company and the Trustee receive written notice approving such payment from the Representative of such Senior Debt or such Subsidiary Debt with respect to which either of the events set forth in clause (i) or (ii) above has occurred and is continuing.

          SECTION 11.04. ACCELERATION OF PAYMENT OF SECURITIES. If payment of the Securities is accelerated because of Default or Event of Default, the Company shall promptly notify the holders of the Senior Debt and the holders of the Subsidiary Debt (or their respective Representatives) of such acceleration.

          SECTION 11.05. WHEN DISTRIBUTION MUST BE PAID OVER. If a distribution is made to Holders of the Securities that because of this
Article XI should not have been made to them, the Holders who receive such distribution shall hold it in trust for the holders of Senior Debt or Subsidiary Debt, as the case may be, and pay it over to them as their interests may appear.

          SECTION 11.06. SUBROGATION. After all Senior Debt and Subsidiary Debt is paid in full and until the Securities are paid in full, the Holders of Securities shall be subrogated to the rights of holders of Senior Debt and holders of Subsidiary Debt to receive distributions applicable to Senior Debt or Subsidiary Debt. A distribution made under this Article XI to holders of Senior Debt or Subsidiary Debt which otherwise would have been made to Holders of Securities is not, as between the Company and such Holders, a payment by the Company on Senior Debt or Subsidiary Debt.

          SECTION 11.07. RELATIVE RIGHTS. This Article XI defines the relative rights of Holders of Securities and holders of Senior Debt and holders of Subsidiary Debt. Nothing in this Indenture shall:

          (1) impair, as between the Company and Holders of Securities, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms; or

          (2) prevent the Trustee or any Holder of Securities from exercising its available remedies upon a Default, subject to the rights of holders of Senior Debt and holders of Subsidiary Debt to receive distributions otherwise payable to Holders of Securities.

          SECTION 11.08. SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY. No right of any holder of Senior Debt or any holder of Subsidiary Debt to enforce the subordination of the Securities shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.

          SECTION 11.09.  RIGHTS OF TRUSTEE AND PAYING AGENT.  Notwithstanding
Section 11.03, the Trustee or Paying Agent may continue to make payments on the Securities and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than two Business Days prior to the date of such payment, a Responsible Officer of the Trustee receives notice satisfactory to it that payments may not be made under this Article XI. The Company, the Registrar, the Paying Agent, a Representative, a holder of Senior Debt or a holder of Subsidiary Debt may give the notice; PROVIDED, HOWEVER, that, if an issue of Senior Debt or Subsidiary

Debt, as the case may be, has a Representative, only the Representative may give the notice.

          The Trustee in its individual or any other capacity may hold Senior Debt or Subsidiary Debt with the same rights it would have if it were not Trustee. The Registrar and the Paying Agents may do the same with like rights. The Trustee shall be entitled to all the rights set forth in this Article XI with respect to any Senior Debt or Subsidiary Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt or Subsidiary Debt, as the case may be; and nothing in Article IV shall deprive the Trustee of any of its rights as such holder. Nothing in this Article XI shall apply to claims of, or payments to, the Trustee under or pursuant to Section 4.07.

          SECTION 11.10. DISTRIBUTION OR NOTICE TO REPRESENTATIVE. Whenever a distribution is to be made or a notice given to holders of Senior Debt or holders of Subsidiary Debt, the distribution may be made and the notice given to their Representative (if any).

          SECTION 11.11. ARTICLE XI NOT TO PREVENT EVENTS OF DEFAULT OR LIMIT RIGHT TO ACCELERATE. The failure to make a payment pursuant to the Securities by reason of any provision in this Article XI shall not be construed as preventing the occurrence of a Default or Event of Default. Nothing in this
Article XI shall have any effect on the right of the Holders of Securities or the Trustee to accelerate the maturity of the Securities.

          SECTION 11.12. TRUSTEE ENTITLED TO RELY. Upon any payment or distribution pursuant to this Article XI, the Trustee and the Holders of Securities shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in
Section 12.02 are pending, (ii) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Holders of Securities or (iii) upon the Representatives for the holders of Senior Debt or Subsidiary Debt for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt or Subsidiary Debt, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XI. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Senior Debt or Subsidiary Debt to participate in any payment or distribution pursuant to this Article XI, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt or Subsidiary Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article XI, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The provisions of Sections 4.01 and 6.03 shall be applicable to all actions or omissions of actions by the Trustee pursuant to this Article XI.

          SECTION 11.13. TRUSTEE TO EFFECTUATE SUBORDINATION. Each Holder of Securities by accepting a Security authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Holders of Securities and the holders of Senior Debt and the holders of Subsidiary Debt as provided in this Article XI and appoints the Trustee as its attorney-in-fact for any and all such purposes.

          SECTION 11.14. TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt or Subsidiary Debt and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Holders of Securities or the Company or any other Person, money or assets to which any holders of Senior Debt or Subsidiary Debt shall be entitled by virtue of this Article XI or otherwise.

          SECTION 11.15. RELIANCE BY HOLDERS OF SENIOR DEBT AND HOLDERS OF SUBSIDIARY DEBT ON SUBORDINATION PROVISIONS. Each Holder of Securities by accepting a Security acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Debt or any Subsidiary Debt, whether such Senior Debt or such Subsidiary Debt was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Debt or such Subsidiary Debt, as the case may be, and such holder of Senior Debt or Subsidiary Debt, as the case may be, shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, such Senior Debt or such Subsidiary Debt, as the case may be.

                                   ARTICLE XII

                                   REPURCHASE

          SECTION 12.01. RIGHT TO REQUIRE REPURCHASE. In the event that a Designated Event shall occur, then each Holder of Securities shall have the right (the "Repurchase Right"), at such Holder's option, to require the Company to repurchase, and upon the exercise of such Repurchase Right the Company shall repurchase, all of such Holder's Securities on the date (the "Repurchase Date") that is 45 days after the date of the Company Notice at a purchase price equal to 100% of the principal amount of the securities to be repurchased plus accrued and unpaid interest to the Repurchase Date (the "Repurchase Price"); PROVIDED, HOWEVER, that installments of interest on Bearer Definitive Securities whose Stated Maturity is on or prior to the Repurchase Date shall be payable only upon presentation and surrender of coupons for such interest (at an office or agency outside the United States, except as otherwise provided in the form of Bearer Definitive Security set forth in Exhibit A hereto); and PROVIDED FURTHER, that installments of interest on Registered Securities whose Stated Maturity is on or prior to the Repurchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section 2.07. Whenever in this Indenture there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Indenture shall not be construed as excluding the Repurchase Price in those provisions of this Indenture when such express mention is not made.

          SECTION 12.02.  NOTICES; METHOD OF EXERCISING REPURCHASE RIGHT,
ETC. (a) On or before the 30th day after the occurrence of a Designated Event, the Company or, at the request and expense of the Company, the Trustee, shall give to all Holders of Securities, in the manner provided in Section 1.06, notice (the "Company Notice") of the occurrence of the Designated Event and of the Repurchase Right set forth herein arising as a result thereof. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee.

          Each Company Notice shall state:

          (i)   the Repurchase Date;

          (ii)  the date by which the Repurchase Right must be exercised;

          (iii) the Repurchase Price;

          (iv) a description of the procedure which a Holder must follow to exercise a Repurchase Right, and the place or places where such Securities, together with all coupons appertaining thereto, if any, maturing after the Repurchase Date, are to be surrendered for payment of the Repurchase Price;

          (v) that on the Repurchase Date the Repurchase Price will become due and payable upon each such Security designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date;

          (vi) the Conversion Price then in effect, the date on which the right to convert the principal amount of the Securities to be repurchased will terminate and the place or places where such Securities, together with all unmatured coupons and any matured coupons in default appertaining thereto, may be surrendered for conversion, and

          (vii) the place or places that the certificate required by the Exhibits hereto shall be delivered, and the form of such certificate.

          No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a Repurchase Right or affect the validity of the proceedings for the repurchase of Securities.

          If any of the foregoing provisions or other provisions of this Article are inconsistent with applicable law, such law shall govern.

          (b) To exercise a repurchase right, a Holder of Securities shall deliver to the Company (or an agent designated by the Company for such purpose) and the Trustee or any Paying Agent on or before the 30th day after the date of the Company Notice (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Securities to be repurchased and a statement that an election to exercise the Repurchase Right is being made thereby and (ii) the Securities with respect to which the Repurchase Right is being exercised, together with all coupons, if any, appertaining thereto maturing after the Repurchase Date; PROVIDED, HOWEVER, that Bearer Definitive Securities shall be delivered only to an office of a Paying Agent located outside the United States except in the limited circumstances described in Section 8.02 and the form of Bearer Definitive Security set forth in Exhibit A. Such written notice shall be irrevocable, except that the right of the Holder to convert the Securities with respect to which the Repurchase Right is being exercised shall continue until the close of business on the Business Day preceding the Repurchase Date.

          (c) In the event a Repurchase Right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee or any Paying Agent the Repurchase Price in cash for payment to the Holder on the Repurchase Date PROVIDED, HOWEVER, that installments of interest that mature on or prior to the Repurchase Date shall be payable in cash, in the case of Registered Securities, to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date and, in the case of Bearer Definitive Securities, to the holder of the coupon with respect thereto, in each case according to the terms and provisions of Article II; and PROVIDED FURTHER, that Bearer Definitive Securities and coupons shall be so payable only at an office or agency outside the United States (except as otherwise provided in the Section 8.02 and form of Bearer Definitive Security set forth in Exhibit A).

          (d) If any Bearer Security surrendered for repurchase shall not be accompanied by all appurtenant coupons maturing after the Repurchase Date, such Security may be paid after deducting from the Repurchase Price an amount equal to the face amount of all such missing coupons or the surrender of such missing coupons or coupon may be waived by the Company and the Trustee, if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Repurchase Price, if any, such Holder shall be entitled to receive the amount so deducted; PROVIDED, HOWEVER, that interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside of the United States (except as otherwise provided in Section 8.02 and the form of Bearer Security set forth in Exhibit A).

          (e) If any Security (or portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date, the principal amount of such Security (or portion thereof, as the case may be) shall, until paid, bear interest from the Repurchase Date at the rate borne by such Security, and each Security shall remain convertible into Common Stock until the principal, together with any accrued and unpaid interest thereon, of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.


                                  ARTICLE XIII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

          SECTION 13.01. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS. The Company will furnish or cause to be furnished to the Trustee:

          (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Company, or any of its Paying Agents other than the Trustee, as to the names and addresses of the Holders of the Securities as of such Regular Record Date, and

          (b) at such other times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

EXCLUDING from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

          SECTION 13.02.  PRESERVATION OF INFORMATION.      The Trustee shall
preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 13.01, the names and addresses of Holders received by the Trustee in its capacity as Transfer Agent and the names and addresses of Holders filed with it within the two preceding years pursuant to TIA Section 313(c)(2).

The Trustee may destroy any list furnished to it pursuant to Section 13.01 upon receipt of a new list so furnished.

          SECTION 13.03. COMMUNICATIONS TO HOLDERS. Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee and their agents shall have the protection of TIA Section 312(c).


          SECTION 13.04. REPORTS BY THE COMPANY. The Company covenants to file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports that the Company may be required to file with the Commission pursuant to Section 13 of Section 15(d) of the Exchange Act or pursuant to TIA Section 314.

          SECTION 13.05. REPORTS BY THE TRUSTEE. Within 60 days after May 15 in each year, commencing May 15, 1998, the Trustee shall provide to the Holders such reports as are required by TIA Section 313(a), if any, in the form and in the manner provided by TIA Section 313. The Trustee shall also comply with the other requirements of TIA Section 313. The Company shall promptly notify the Trustee when the Securities are listed on any stock exchange.

                              --------------------

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                              THE MACERICH COMPANY

                                by /s/ Thomas E. O'Hern
                                   -----------------------------------
                                   Name:  Thomas E. O'Hern
                                   Title: Senior Vice President,
                                          Chief Financial Officer
                                          and Treasurer

Attest:
/s/ Richard A. Bayer
-------------------------
Name:  Richard A. Bayer
Title: General Counsel
       and Secretary




                             CHASE MANHATTAN TRUSTEES LIMITED

                                by  /s/ Douglas Lavelle
                                   -----------------------------------
                                   Name:  Douglas Lavelle
                                   Title: Second Vice President

Attest:


/s/ YOHANCE BOWDEN
-------------------------
Name: Yohance Bowden
Title:

STATE OF CALIFORNIA    )
                       )  ss.:
COUNTY OF LOS ANGELES  )


          On the 25th day of June, 1997, before me personally came Thomas E.
O' Hern, to me known, who, being by me duly sworn, did depose and say that he is Senior Vice President, Chief Financial Officer and Treasurer of The Macerich Company, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



                                                    /s/ Susan Anne Adams
                                                    -------------------------
                                                        Notary Public


STATE OF CALIFORNIA    )
                       )  ss.:
COUNTY OF LOS ANGELES  )


          On the 25th day of June, 1997, before me personally came Richard A. Bayer, to me known, who, being by me duly sworn, did depose and say that he is General Counsel and Secretary of The Macerich Company, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



                                                    /s/ Susan Anne Adams
                                                    -------------------------
                                                        Notary Public


STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )


          On the 27th day of June, 1997, before me personally came Douglas Lavelle, to me known, who, being by me duly sworn, did depose and say that he is Second Vice President of Chase Manhattan Trustees Limited, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



                                                    /s/ Carolyn M. Zolas
                                                    -------------------------
                                                        Notary Public

                                                                       Exhibit A

                  [FORM OF FACE OF BEARER DEFINITIVE SECURITY]

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.

NO SINGLE PERSON MAY BENEFICIALLY OWN (OR UPON CONVERSION OF ANY OF THE SECURITIES INTO SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF THE COMPANY (THE "COMMON STOCK")), DIRECTLY OR CONSTRUCTIVELY, MORE THAN 5% OF THE OUTSTANDING COMMON STOCK (INCLUDING COMMON STOCK ISSUABLE UPON CONVERSION OF THE SECURITIES HELD SUCH PERSON, BUT NOT COMMON STOCK ISSUABLE UPON CONVERSION OF SECURITIES HELD BY OTHERS). THE COMPANY, REGISTRAR, OR TRANSFER AGENT MAY REFUSE TO EXCHANGE OR REGISTER THE TRANSFER OF THIS SECURITY IF SUCH TRANSFER
(I) WOULD, OR IN THE DETERMINATION OF THE BOARD OF DIRECTORS OF THE COMPANY MIGHT, RESULT IN A SINGLE PERSON BENEFICIALLY OWNING (OR UPON CONVERSION OF ANY OF THESE SECURITIES INTO SHARES OF THE COMMON STOCK), DIRECTLY OR CONSTRUCTIVELY, MORE THAN 5% OF THE COMPANY'S OUTSTANDING COMMON STOCK (INCLUDING COMMON STOCK ISSUABLE UPON CONVERSION OF THE SECURITIES HELD BY SUCH PERSON, BUT NOT COMMON STOCK ISSUABLE UPON CONVERSION OF SECURITIES HELD BY OTHERS) OR (II) WOULD CAUSE THE COMPANY TO FAIL TO MEET ANY REQUIREMENT NECESSARY FOR THE CONTINUED QUALIFICATION OF THE COMPANY AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. IF THE EXCHANGE OR TRANSFER OF THIS SECURITY CAUSES EITHER OF THE CONSEQUENCES DESCRIBED IN (I) AND (II) ABOVE, THEN SUCH EXCHANGE OR TRANSFER WILL BE NULL AND VOID AB INITIO AS TO BOTH THE TRANSFEROR AND THE INTENDED TRANSFEREE AND THE INTENDED TRANSFEREE WILL ACQUIRE NO RIGHTS OR ECONOMIC INTERESTS IN THIS SECURITY.

                              THE MACERICH COMPANY

                    7 1/4% CONVERTIBLE SUBORDINATED DEBENTURE
                                    DUE 2002

                                                       $[     ]

No.
    ---------------------
ISIN No. [           ]


          1. THE MACERICH COMPANY, a corporation duly organized and existing under the laws of the State of

Maryland (herein called the "Company", which term includes any successor person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to bearer upon presentation and surrender of this
Security the principal sum of $         on December 15, 2002 and to pay
interest thereon, from the June 27, 1997 (the "Closing Date") or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on June 15 and December 15 in each year (each an "Interest Payment Date"), commencing December 15, 1997, at the rate of 7 1/4% per annum, until the principal hereof is due. Such payments shall be made, subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to terminate the appointment of any such Paying Agent, at the option of the Holder at the office or at such other offices or agencies outside the United States (as defined below) as the Company may designate, at the option of the Holder by United States dollar check drawn on a bank in the Borough of Manhattan, The City of New York or by wire transfer of United States dollars to an account maintained by the payee with a bank located outside the United States. Interest on this Security due on or before Maturity shall be payable only upon presentation and surrender at such an office or agency of the interest coupons hereto attached as they severally mature. No payment of principal of, premium, if any, or interest on, including Additional Amounts and Bearer Additional Amounts (in each case, as defined below) with respect to, this Security shall be made at an office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; PROVIDED, HOWEVER, that payment of principal of, premium, if any, or interest on this Security and payment of any such Additional Amounts or Bearer Additional Amounts may be made at the office of the Paying Agent in the Borough of Manhattan, The City of New York, if (but only if) payment of the full amount of such principal, premium, if any, interest, Additional Amounts or Bearer Additional Amounts, as the case may be, at all offices outside the United States maintained for such purpose by the Company in accordance with the Indenture is illegal or effectively precluded by exchange controls or other similar restrictions on the full payment or receipt of such amounts in United States Dollars, as determined by the Company.

          2. The Company will pay to the Holder of this Security or any coupon appertaining hereto who is a United States Alien (as defined below) such additional amounts ("Additional Amounts") as may be necessary in order that every net payment of the principal of, premium, if any, and interest on this Security (including payment on redemption or repurchase), and any cash payments made in lieu of issuing shares of Common Stock upon conversion of this Security, after deduction or withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in this Security or in such coupon to be then due and payable; PROVIDED, HOWEVER, that the foregoing obligation to pay Additional Amounts will not apply to any one or more of the following:

          (a) any tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between such Holder or the beneficial owner (or between a fiduciary, settlor, beneficiary, member, stockholder of or possessor of a power over such Holder, if such Holder is an estate, a trust, a partnership or a corporation) and the United States or any political subdivision or taxing authority thereof or therein, including, without limitation, such Holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, stockholder or possessor) being or having been a citizen or resident of the United States or treated as a resident thereof, or being or having been engaged in trade or business therein or being or having been present therein, or having or having had an office, fixed place of business or permanent establishment therein, (ii) such Holder's or beneficial owner's present or former status as a personal holding company or a foreign personal holding company with respect to the United States, a foreign private foundation or other foreign tax exempt organization described in
     Section 1443 of the Code, a controlled foreign corporation or a passive foreign investment company for United States tax purposes, or a corporation which accumulates earnings to avoid United States federal income tax,
     (iii) such Holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, stockholder or possessor) is considered as having made an election the effect of which is to make payments of principal of, premium, if any, and interest on the Securities subject to United States federal income tax; PROVIDED, HOWEVER, if failure to make such election would result in a higher income tax liability related to this Security then such Holder shall be deemed not to have made such election or (iv) such Holder's status as a bank extending credit pursuant to a loan agreement entered into in the ordinary course of business;

          (b) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the Holder of this Security or any coupon appertaining hereto for payment on a date more than 10 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided, whichever occurs later;

          (c) any estate, inheritance, gift, sales, transfer or personal or intangible property or any similar tax, assessment or governmental charge;

          (d) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with any certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or present or former connection with the United States of the Holder or beneficial owner of this Security or any coupon appertaining hereto, if such compliance is required by statute, regulation or ruling or other administrative action of the United States or any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

          (e) any tax, assessment or other governmental charge which is payable otherwise than by deduction or withholding from payments of principal of, premium, if any, or interest on this Security or is payable as a result of any such payment being treated as a disposition of a United States real property interest;

          (f) any tax, assessment or other governmental charge imposed on interest received by a person holding, actually or constructively, 10% or more of the total combined voting power of all classes of Capital Stock of the Company entitled to vote;

          (g) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of the principal of, premium, if any, or interest on this Security or interest on any coupon appertaining hereto, if such payment can be made without such withholding by any other Paying Agent;

          (h) any tax, assessment or other governmental charge imposed on a Holder that is not a beneficial owner of this Security or that is a partnership or a fiduciary, but only to the extent that any beneficial owner or beneficiary or settlor with respect to the fiduciary or member of the partnership would not have been entitled to the payment of Additional Amounts had the beneficial owner, beneficiary, settlor or member directly received its beneficial or distributive share of payments on this Security;

          (i) any tax, assessment or other governmental charge which is imposed solely as a result of a Holder owning Securities which, if converted, would result in any person owing, directly or constructively more than 5% of the Common Stock;

          (j) any combination of items (a), (b), (c), (d), (e), (f), (g), (h) and (i) above.

          3. For purposes of this Security, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (its "possessions" including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands), and "United States Alien" means any Person that is, for United States federal income tax purposes, (a) a foreign corporation, (b) a nonresident alien individual, (c) an estate or trust that is not an estate or trust that is subject to United States federal income taxation regardless of the source of its income, (d) a "foreign trust" as defined in Section 7701(a)(31) of the Code, or (e) a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual, an estate or trust or a "foreign trust" that is not an estate or trust that is subject to United States federal income taxation regardless of the source of its income.

          4. Notwithstanding the foregoing, if and so long as the certification, identification or other information reporting requirements referred to in the fourth paragraph of the reverse hereof would be fully satisfied by payment of United States withholding backup withholding or similar taxes, the Company may elect, by so stating in the Determination Notice (as defined on the reverse hereof), to have the provisions of this paragraph apply in lieu of redeeming this Security pursuant to such fourth paragraph.

In such event, the Company will pay as additional amounts ("Bearer Additional Amounts") such amounts as may be necessary so that every net payment made, following the effective date of such requirements, outside the United States by the Company or any Paying Agent of principal and premium, if any, due in respect of this Security, or interest represented by any coupon, to a Holder who is a United States Alien (without regard to such certification, identification or information reporting requirement), after deduction for United States withholding, backup withholding or similar taxes (other than a tax (a) that would not be applicable in the circumstances referred to in the parenthetical clause of the first sentence of the fourth paragraph on the reverse hereof or
(b) imposed as a result of the presentation of this Security or coupon for payment more than 10 days after the date on which such payment becomes due and payable or on which payment thereof is duly provided for, whichever occurs later), will not be less than the amount provided in the Security or the related coupon to be then due and payable.

          5. Except as specifically provided herein and in the Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein. Whenever in this Security there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Security or any coupon appertaining thereto, such mention shall be deemed to include mention of the payment of Additional Amounts and Bearer Additional Amounts payable pursuant to the first and third preceding paragraphs, respectively, to the extent that, in such context, such Additional Amounts or Bearer Additional Amounts, as the case may be, are, were or would be payable in respect of this Security pursuant to such paragraphs, and express mention of the payment of such Additional Amounts or Bearer Additional Amounts (if applicable), as the case may be, in any provisions of this Security shall not be construed as excluding such Additional Amounts or Bearer Additional Amounts, as the case may be, in those provisions of this Security where such express mention is not made.

          6. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          7. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or its Authenticating Agent by the manual signature of one of its authorized signatories, neither this Security, nor any coupon appertaining hereto, shall be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this Security to be duly executed under its corporate seal and coupons bearing the facsimile signature of its [Treasurer] to be annexed hereto.


Dated as of [         ], 1997

                              THE MACERICH COMPANY


[Corporate Seal]              By:
                                 -------------------------------------
                                 Name:
                                 Title:

Attest:


-------------------------
Name:
Title:



                 [FORM OF REVERSE OF BEARER DEFINITIVE SECURITY]

          1. This Security is one of a duly authorized issue of securities of the Company designated as its 7 1/4% Convertible Subordinated Debentures Due 2002 (herein called the "Securities"), limited in aggregate principal amount to $175,000,000, issued and to be issued under an Indenture, dated as of the Closing Date (herein called the "Indenture"), between the Company and Chase Manhattan Trustees Limited, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Debt, the holders of Subsidiary Debt and the Holders of the Securities and any coupons appertaining thereto and of the terms upon which the

Securities are, and are to be, authenticated and delivered. The Securities are issuable in bearer form, with interest coupons attached, in denominations of $1,000, $10,000, $100,000 and $1,000,000, without coupons, and in registered form, without coupons, in denominations of (a) $250,000 and integral multiples of $1,000 in excess thereof if such Securities are Restricted U.S. Definitive Securities; and (b) $1,000 and $10,000 or integral multiples of $10,000 if such Securities are Regulation S Definitive Securities. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar or Transfer Agent may require a Holder, among other things, to furnish appropriate endorsements or transfer documents or certificates and to pay any taxes and fees required by law or permitted by the Indenture.

          2. No sinking fund is provided for the Securities. The Securities are subject to redemption at the option of the Company at any time on or after June 15, 2002, in whole or in part (in any integral multiple of $10,000), upon not less than 30 nor more than 60 days' notice to the Holders of the Securities prior to the Redemption Date, at 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest to the Redemption Date (subject to the right of Holders of record on the relevant Record Date to receive interest due on an Interest Payment Date). Securities held by non-United States persons and Bearer Securities are also redeemable under the circumstances described in the next two succeeding paragraphs at a Redemption Price equal to 100% of the principal amount thereof plus interest accrued to the Redemption Date; PROVIDED, HOWEVER, that interest installments on Bearer Securities whose Stated Maturity is on or prior to such Redemption Date will be payable only upon presentation and surrender of coupons for such interest (at an office or agency outside the United States except as herein provided otherwise).

          3. If as a result of any change in, or amendment to, the laws (including any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or any change in, or amendment to, the application or official interpretation of such laws, regulations or rulings (collectively, a "Tax Law Change"), the Company has or will become obligated to pay to the Holder of any Security or coupon Additional Amounts (as described in the second paragraph on the face of this Security) and such obligation cannot be avoided by the Company taking reasonable measures available to it, then the

Company may, at its option, redeem the Securities in whole, but not in part, upon not less than 30 nor more than 90 days' notice to the Holders prior to the earliest date on which the Company would be obligated to pay any such Additional Amounts were a payment in respect of the Securities then due, PROVIDED that at the time such notice of redemption is given, such obligation to pay such Additional Amounts remains in effect. In addition, if the Company shall determine that redemption is necessary to preserve the Company's status as a real estate investment trust under the Internal Revenue Code of 1986, as amended, the Company may, at its option, redeem the Securities in whole or from time to time in part (in any integral multiple of $10,000), upon not less than 30 nor more than 90 days' notice to the Holders prior to the Redemption Date. Any redemption of Securities pursuant to this paragraph shall be made at a Redemption Price equal to 100% of the principal amount plus accrued and unpaid interest to the Redemption Date and any Additional Amounts and Bearer Additional Amounts then payable. Prior to the giving of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee (a) an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred and (b) an Opinion of Counsel to the effect that the legal conditions precedent to the right of the Company to effect such redemption have occurred. In the case of the happening of a Tax Law Change, the Company's right to redeem the Securities shall continue as long as the Company is obligated to pay such Additional Amounts, notwithstanding that the Company shall have made payments of Additional Amounts specified in such second paragraph.

          4. In addition, if the Company determines, based upon an Opinion of Counsel that any payment made outside the United States by the Company or any of its Paying Agents of the full amount of principal, premium, if any, or interest due with respect to any Bearer Security or coupon appertaining thereto would, under any present or future laws or regulations of the United States, be subject to any certification, identification or other information reporting requirement of any kind, the effect of which requirement is the disclosure to the Company, any Paying Agent or any governmental authority of the nationality, residence or identity of the beneficial owner of such Bearer Security or coupon who is a United States Alien (other than such a requirement (a) that would not be applicable to a payment made by the Company or any one of its Paying Agents (i) directly to the beneficial owner or (ii) to any custodian, nominee or other agent of the beneficial owner, or (b) that can be satisfied by the custodian, nominee or other agent certifying that such beneficial owner is a United States Alien; PROVIDED that, in each case referred to in clauses (a)(ii) and (b) referred to above, payment to such custodian, nominee or agent of such beneficial owner is not otherwise subject to any such requirement), the Company at its election will either (x) redeem the Bearer Securities, in whole but not in part, upon not less than 30 nor more than 60 days' notice prior to the Redemption Date, which date shall be not later than one year after the publication of the initial notice of the Company's determination of such requirement at a Redemption Price equal to 100% of the principal amount plus accrued and unpaid interest to the Redemption Date and any Additional Amounts and Bearer Additional Amounts then payable, or (y) if and so long as the conditions of the fourth paragraph on the face hereof are satisfied, pay the Bearer Additional Amounts specified in such paragraph. The Company will make such determination and election and notify the Trustee thereof in writing as soon as practicable (the "Determination Notice"), in each case stating the effective date of such certification, identification or information reporting requirement, whether the Company will redeem the Bearer Securities or will pay the Bearer Additional Amounts specified in the fourth paragraph on the face hereof and (if applicable) the last date by which the redemption of the Bearer Securities must take place, and the Trustee will promptly give notice of such determination in to the Holders of Bearer Securities in accordance with
Section 1.06 of the Indenture. If the Company elects to redeem the Bearer Securities pursuant to clause (x) above, such redemption shall take place on a date, not later than one year after the publication of the Determination Notice, as the Company elects by notice in writing to the Trustee at least 75 days before the Redemption Date, unless shorter notice is acceptable to the Trustee.

          5. Notwithstanding the foregoing, the Company will not so redeem the Bearer Securities if the Company, based upon an Opinion of Counsel, subsequently determines, not less than 30 days prior to the Redemption Date, that subsequent payments would not be subject to any such requirement, in which case the Company will notify the Trustee in writing of its determination not so to redeem the Securities, and the Trustee will promptly give notice to the Holders of the Bearer Securities of that determination and any earlier redemption notice will thereupon be revoked and of no further effect. If the Company elects as provided in clause (y) above to pay Bearer Additional Amounts, the

Company may, as long as the Company is obligated to pay such Bearer Additional Amounts, subsequently redeem the Bearer Securities, at any time, as a whole but not in part, upon not less than 30 nor more than 60 days' notice prior to the Redemption Date, at a Redemption Price equal to 100% of the principal amount thereof plus interest accrued to the Redemption Date, and any Additional Amounts or Bearer Additional Amounts.

          6. In the event of a redemption of less than all of the Securities, the Company will not be required (a) to register the transfer or exchange of Registered Definitive Securities or to exchange Bearer Definitive Securities for Regulation S Definitive Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption, (b) to register the transfer or exchange of any Regulation S Definitive Security, or portion thereof, called for redemption, or
(c) to exchange any Bearer Definitive Security called for redemption; PROVIDED, HOWEVER, that a Bearer Definitive Security called for redemption may be exchanged for a Regulation S Definitive Security which is simultaneously surrendered to the Transfer Agent making such exchange, with written instructions for payment on the relevant Redemption Date, unless the Redemption Date is after a Regular Record Date and on or before the next Interest Payment Date, in which case such exchange may only be made prior to the Record Date immediately preceding the Redemption Date.

          7. In addition, the Company will not be required (i) to exchange Bearer Definitive Securities for Regulation S Definitive Securities during the period between the close of business on Regular Interest Record Date and the opening of business on the next succeeding Interest Payment Date or (ii) to exchange Bearer Securities for Regulation S Definitive Securities if, as a result, the Company would incur adverse consequences under United States federal income tax law at the time of exchange.

          8. In any case where the due date for the payment of the principal of, premium, if any, or interest, including Additional Amounts and Bearer Additional Amounts, on any Security, or the last day on which a Holder of a Security has a right to convert his Security shall be, at any Place of Payment or Place of Conversion, as the case may be, a day on which banking institutions at such Place of Payment or Place of Conversion are authorized or obligated by law or executive order to close, then payment of principal, premium, if any, or interest, including Additional Amounts and Bearer Additional Amounts, or delivery for conversion of such Security need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or by such last day for conversion, and no interest shall accrue on the amount so payable for the period after such date.

          9. Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or after 60 days after the Closing Date and on or before the close of business on December 15, 2002, or in case this Security is called for redemption or the Holder hereof has exercised his right to require the Company to repurchase this Security, then in respect of this Security until and including, but (unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be) not after, the close of business on the Business Day prior to the Redemption Date or the Repurchase Date, as the case may be, to convert this Security into fully paid and nonassessable shares of Common Stock of the Company at an initial Conversion Price of $31.125 for each share of Common Stock (or at the current adjusted Conversion Price if an adjustment has been made as provided in the Indenture) by surrender of this Security, together with all coupons appertaining hereto that mature after the date of conversion, and also a conversion notice duly executed, to the Company, subject to any laws or regulations applicable thereof and subject to the right of the Company to terminate the appointment of any Conversion Agent, The Chase Manhattan Bank, London office, or The Chase Manhattan Bank of Luxembourg S.A. in Luxembourg or at such other offices or agencies outside the United States as the Company may designate (each a "Conversion Agent"); PROVIDED, HOWEVER, that such surrender for conversion may be made at the corporate trust office of The Chase Manhattan Bank in the Borough of Manhattan, The City of New York, if (but only if) such surrender for conversion at all offices outside the United States maintained for such purpose by the Company in accordance with the Indenture is illegal or effectively precluded by exchange controls or other similar restrictions. Subject to the aforesaid requirement to surrender coupons and except as provided in the Indenture, no cash payment or adjustment is to be made, if the date of conversion is not an Interest Payment Date, for interest accrued hereon from the Interest Payment Date preceding the date of conversion, or for dividends on the Common Stock issued on conversion hereof. The Company shall thereafter deliver to the Holder the fixed number of shares of Common Stock (together with any cash adjustment, as provided in the Indenture) into which this Security is convertible and such delivery will be deemed to satisfy the Company's obligation to pay the principal amount of this Security. No fractions of shares or scrip representing fractions of shares will be issued upon conversion, but instead of any fractional interest (calculated to the nearest 1/100th of a share) the Company shall pay a cash adjustment as provided in the Indenture. The Conversion Price is subject to adjustment as provided in the Indenture. The Indenture provides that a Holder may not convert a Security if, as a result of such conversion, any person would be deemed to beneficially own, directly or constructively, more than 5% of the Company's outstanding Common Stock. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the transfer of all or substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount, of securities, cash and other property receivable upon such consolidation, merger or transfer by a holder of the number of shares of Common Stock of the Company into which this Security could have been converted immediately prior to such consolidation, merger or transfer.

          10. If a Designated Event (as defined in the Indenture) occurs, the Holder of this Security shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase all of such Holder's Securities at a Repurchase Price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the Repurchase Date; PROVIDED, HOWEVER, that interest installments on Bearer Securities whose Stated Maturity is on or prior to such Repurchase Date will be payable only upon presentation and surrender of coupons for such interest (at an office or agency outside the United States except as herein provided otherwise). Whenever in this Security there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Security shall not be construed as excluding the Repurchase Price in those provisions of this Security when such express mention is not made.

          11. If the Company reasonably and in good faith determines that it is not a "domestically controlled REIT" as defined in Code Section 897(h)(4)(B) and the regulations promulgated thereunder, then payment of principal upon redemption or repurchase, delivery of shares of Common Stock upon conversion and payments of cash, if any, in lieu of fractional shares upon conversion of a Security will be subject to applicable withholding tax unless (i) the Holder provides the Company with written certification in the form required by the Indenture stating either that (A) the aggregate value of all Securities owned by the Holder on the last date any Securities were purchased by such Holder did not exceed 5% of the value of the outstanding Common Stock on such date or (B) the Holder is not a United States Alien or (ii) the Company reasonably and in good faith determines that withholding is not otherwise required.

          12. The indebtedness evidenced by this Security and any coupons appertaining hereto is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Debt of the Company and all Subsidiary Debt of the Company Subsidiaries, and this Security is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security or any coupon appertaining to this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

          13. If an Event of Default shall occur and be continuing, the principal of all the Securities, together with accrued interest to the date of declaration, may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable, together with accrued interest to the date of declaration, and (ii) of interest on any overdue principal and overdue interest, all of the Company's obligations in respect of the payment of the principal of and interest on the Securities shall terminate.

          14. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the

Company and the rights of the Holders of the Securities and coupons under the Indenture at any time by the Company and the Trustee with the written consent of the Holders of a majority in principal amount of the Securities at the time outstanding. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities at the time outstanding, on behalf of the Holders of all the Securities and coupons, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and any coupon appertaining hereto and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Securities to evidence the succession of another person to the Company and the assumption by such successor to the covenants and obligations of the Company in the Indenture or this Security, to cure any ambiguity, omission, defect or inconsistency, to remove any restriction with respect to payments made on the Bearer Debentures in the United States to the extent that such removal will not have adverse consequences to the Holder, to add guarantees or secure the Securities, to add to the covenants of the Company for the benefit of Holders or to surrender any right or power conferred upon the Company, to make provision with respect to conversion rights of Holders in accordance with Section 10.12 of the Indenture, to comply with any requirements of the Securities and Exchange Commission in connection with qualifying the Indenture under the Trust Indenture Act of 1939, as amended or to make certain changes in the subordination provisions.

          15. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on (including Additional Amounts and Bearer Additional Amounts, as described in the second and fourth paragraph, respectively, on the face hereof) this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

          16. Title to this Security and the coupons appertaining hereto shall pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of this Security and any coupon appertaining hereto as the owner hereof for all purposes, whether or not this Security or such coupon be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          17. THE INDENTURE, THE SECURITIES AND ANY COUPONS APPERTAINING THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

          18. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                    ELECTION OF HOLDER TO REQUIRE REPURCHASE

          1. Pursuant to Article XII of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

          2. The undersigned hereby directs the Paying Agent to pay bearer an amount in cash equal to 100% of the principal amount hereof, plus interest accrued and unpaid to the Repurchase Date, as provided in the Indenture.


Dated:
      ------------------------          ------------------------------
                                        Signature

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

                                                                     Exhibit A.1


                     [FORM OF CERTIFICATE OF AUTHENTICATION]


          This is one of the Securities referred to in the within-mentioned Indenture.

Dated:
      -------------------


                              By Chase Manhattan Trustees Limited, as Trustee [By Authenticating Agent, as Authenticating Agent]

                                   by:
                                      -----------------------------------------
                                        Authorized Signatory

                                                                     Exhibit A.2

                             [FORM OF FACE OF COUPON
                  APPERTAINING TO BEARER DEFINITIVE SECURITIES]

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) and 1287(a) OF THE INTERNAL REVENUE CODE.

                                        No.
                                           ------------------------------------
                                        ISIN No. [                            ]

                                                                  U.S. $
                                                                        -------

                              THE MACERICH COMPANY

               7 1/4% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2002

          Unless the Security to which this coupon appertains shall have been redeemed, repurchased or converted prior to the date set forth hereon, The Macerich Company (the "Company") shall, subject to and in accordance with the terms and conditions of such Security and the Indenture referred to therein, pay to the bearer on the date set forth hereon, upon surrender hereof, the amount shown hereon (together with any Additional Amounts and any Bearer Additional Amounts payable in respect thereof which the Company may be required to pay according to the terms of said Security and Indenture at the paying agencies set out on the reverse hereof or at such other places outside the United States of America (including the States and the District of Columbia), its territories, its possessions, and other areas subject to its jurisdiction as the Company may determine from time to time.



                           [FORM OF REVERSE OF COUPON
                  APPERTAINING TO BEARER DEFINITIVE SECURITIES]

                     TRANSFER, PAYING AND CONVERSION AGENTS

Chase Manhattan Bank     Chase Manhattan Bank           Chase Manhattan Bank
   Trinity Tower            Luxembourg S.A.             450 West 33rd Street
9 Thomas More Street        5 rue Plaetis                  Fifteenth Floor
   London E1 9YT           L-2338 Luxembourg           New York, NY 10001-2697

                                                                       Exhibit B

                [FORM OF FACE OF REGISTERED DEFINITIVE SECURITY]

[THE FOLLOWING LEGENDS SHALL APPEAR ON THE FACE OF EACH RESTRICTED U.S. DEFINITIVE SECURITY]:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS SECURITY AND THE LAST DATE ON WHICH THE COMPANY OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT) OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A PERSON WHICH THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION THAT MEETS THE REQUIREMENTS OF RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL INVESTOR WHICH IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (a)(2), (a)(3) OR (a)(7) OF RULE 501 UNDER THE SECURITIES ACT WHICH IS ACQUIRING $250,000 OR MORE IN AGGREGATE PRINCIPAL AMOUNT OF SUCH SECURITY AND WHICH HAS CERTIFIED TO THE COMPANY AND THE TRUSTEE FOR THE SECURITIES (OR IN THE CASE OF COMMON STOCK, THE REGISTRAR) THAT IT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR", FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF A TRANSFEREE'S PROPERTY BE AT ALL TIMES WITHIN ITS CONTROL, AND SUBJECT TO THE COMPANY'S, THE REGISTRAR'S AND ANY TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL SATISFACTORY TO EACH OF THEM AND, IN EACH OF THE FOREGOING

CASES, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY APPLICABLE JURISDICTION. THE HOLDER OF THIS SECURITY WILL, AND EACH SUBSEQUENT HOLDER OF THIS SECURITY IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY OF THE RESALE RESTRICTIONS SET FORTH ABOVE. IF ANY RESALE OR OTHER TRANSFER OF THIS SECURITY IS PROPOSED TO BE MADE PURSUANT TO CLAUSE (E) ABOVE PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, THE TRANSFEROR SHALL DELIVER TO THE COMPANY AND THE TRUSTEE (OR IN THE CASE OF COMMON STOCK, THE REGISTRAR) SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH REGISTERED DEFINITIVE SECURITY]:

NO SINGLE PERSON MAY BENEFICIALLY OWN (OR UPON CONVERSION OF ANY OF THE SECURITIES INTO SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF THE COMPANY (THE "COMMON STOCK")), DIRECTLY OR CONSTRUCTIVELY, MORE THAN 5% OF THE OUTSTANDING COMMON STOCK (INCLUDING COMMON STOCK ISSUABLE UPON CONVERSION OF THE SECURITIES HELD SUCH PERSON, BUT NOT COMMON STOCK ISSUABLE UPON CONVERSION OF SECURITIES HELD BY OTHERS). THE COMPANY, REGISTRAR, OR TRANSFER AGENT MAY REFUSE TO EXCHANGE OR REGISTER THE TRANSFER OF THIS SECURITY IF SUCH TRANSFER
(I) WOULD, OR IN THE DETERMINATION OF THE BOARD OF DIRECTORS OF THE COMPANY MIGHT, RESULT IN A SINGLE PERSON BENEFICIALLY OWNING (OR UPON CONVERSION OF ANY OF THESE SECURITIES INTO SHARES OF THE COMMON STOCK), DIRECTLY OR CONSTRUCTIVELY, MORE THAN 5% OF THE COMPANY'S OUTSTANDING COMMON STOCK (INCLUDING COMMON STOCK ISSUABLE UPON CONVERSION OF THE SECURITIES HELD BY SUCH PERSON, BUT NOT COMMON STOCK ISSUABLE UPON CONVERSION OF SECURITIES HELD BY OTHERS) OR (II) WOULD CAUSE THE COMPANY TO FAIL TO MEET ANY REQUIREMENT NECESSARY FOR THE CONTINUED QUALIFICATION OF THE COMPANY AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. IF THE EXCHANGE OR TRANSFER OF THIS SECURITY CAUSES EITHER OF THE CONSEQUENCES DESCRIBED IN (I) AND (II) ABOVE, THEN SUCH EXCHANGE OR TRANSFER WILL BE NULL AND VOID AB INITIO AS TO BOTH THE TRANSFEROR AND THE INTENDED TRANSFEREE AND THE INTENDED TRANSFEREE WILL ACQUIRE NO RIGHTS OR ECONOMIC INTERESTS IN THIS SECURITY.

                              THE MACERICH COMPANY

                    7 1/4% CONVERTIBLE SUBORDINATED DEBENTURE
                                    DUE 2002

No.                                     $
   ---------------------------           -------------------
CUSIP No.
         ---------------------

          1. THE MACERICH COMPANY, a corporation duly organized and existing under the laws of the State of Maryland (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse
hereof), for value received, hereby promises to pay to           or its
registered assigns, the principal sum of $         on December 15, 2002 and to
pay interest thereon, from the June 27, 1997 (the "Closing Date") or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on June 15 and December 15 in each year (each an "Interest Payment Date"), commencing December 15, 1997, at the rate of 7 1/4% per annum, until the principal hereof is due. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day) preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Company for the payment of such Defaulted Interest, notice whereof shall be given to Holders of Registered Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal shall be made upon the surrender of this Security at the option of the Holder at the offices of the Paying Agents, or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York or Western Europe, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, or at such other offices or agencies as the Company may designate, by United States Dollar check drawn on, or wire transfer to a United States Dollar account (such transfers to be made only to Holders of an aggregate principal amount of Securities in excess of $250,000, PROVIDED that such Holder shall have furnished wire instructions in writing to any Paying Agent no later than 15 days prior to the relevant payment date) maintained by the payee with a bank in the Borough of Manhattan, The City of New York.
Payment of interest on this Security may be made by United States Dollar check drawn on a bank in the Borough of Manhattan, The City of New York mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or, upon written application by the Holder to the Registrar setting forth wire instructions not later than the relevant Record Date, by transfer to a United States Dollar account (such transfers to be made only to Holders of an aggregate principal amount of Securities in excess of $250,000 provided that such Holder shall have furnished wire instructions in writing to any Paying Agent no later than 15 days prior to the relevant payment date) maintained by the payee with a bank in the Borough of Manhattan, The City of New York.

          2. The Company will pay to the Holder of this Security who is a United States Alien (as defined below) such additional amounts ("Additional Amounts") as may be necessary in order that every net payment of the principal of, premium, if any, and interest on this Security (including payment on redemption or repurchase), and any cash payments made in lieu of issuing shares of Common Stock upon conversion of this Security, after deduction or withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in this Security or in such coupon to be then due and payable; PROVIDED, HOWEVER, that the foregoing obligation to pay Additional Amounts will not apply to any one or more of the following:

          (a) any tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between such Holder or the beneficial owner (or between a fiduciary, settlor, beneficiary, member, stockholder of or possessor of a power over such Holder, if such Holder is an estate, a trust, a partnership or a corporation) and the United States or any political subdivision or taxing authority thereof or therein, including, without limitation, such Holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, stockholder or possessor) being or having been a citizen or resident of the United States or treated as a resident thereof, or being or having been engaged in trade or business therein or being or having been present therein, or having or having had an office, fixed place of business or permanent establishment therein, (ii) such Holder's or beneficial owner's present or former status as a personal holding company or a foreign personal holding company with respect to the United States, a foreign private foundation or other foreign tax exempt organization described in Section 1443 of the Code, a controlled foreign corporation or a passive foreign investment company for United States tax purposes, or a corporation which accumulates earnings to avoid United States federal income tax, (iii) such Holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, stockholder or possessor) is considered as having made an election the effect of which is to make payments of principal of, premium, if any, and interest on the Securities subject to United States federal income tax; PROVIDED, HOWEVER, if failure to make such election would result in a higher income tax liability related to this Security then such Holder shall be deemed not to have made such election or
     (iv) such Holder's status as a bank extending credit pursuant to a loan agreement entered into in the ordinary course of business;

          (b) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the Holder of this Security or any coupon appertaining hereto for payment on a date more than 10 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided, whichever occurs later;

          (c) any estate, inheritance, gift, sales, transfer or personal or intangible property or any similar tax, assessment or governmental charge;

          (d) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with any certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or present or former connection with the United States of the Holder or beneficial owner of this Security or any coupon appertaining hereto, if such compliance is required by statute, regulation or ruling or other administrative action of the United States or any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

          (e) any tax, assessment or other governmental charge which is payable otherwise than by deduction or withholding from payments of principal of, premium, if any, or interest on this Security or is payable as a result of any such payment being treated as a disposition of a United States real property interest;

          (f) any tax, assessment or other governmental charge imposed on interest received by a person holding, actually or constructively, 10% or more of the total combined voting power of all classes of Capital Stock of the Company entitled to vote;

          (g) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of the principal of, premium, if any, or interest on this Security or interest on any coupon appertaining hereto, if such payment can be made without such withholding by any other Paying Agent;

          (h) any tax, assessment or other governmental charge imposed on a Holder that is not a beneficial owner of this Security or that is a partnership or a fiduciary, but only to the extent that any beneficial owner or beneficiary or settlor with respect to the fiduciary or member of the partnership would not have been entitled to the payment of Additional Amounts had the beneficial owner, beneficiary, settlor or member directly received its beneficial or distributive share of payments on this Security;

          (i) any tax, assessment or other governmental charge which is imposed solely as a result of a Holder owning Securities which, if converted, would result in any person owing, directly or constructively more than 5% of the Common Stock;

          (j) any combination of items (a), (b), (c), (d), (e), (f), (g), (h) and (i) above.

          3. For purposes of this Security, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (its "possessions" including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands), and "United States Alien" means a Person that is, for United States federal income tax purposes, (a) a foreign corporation, (b) a nonresident alien individual, (c) an estate or trust that is not an estate or trust that is subject to United States federal income taxation regardless of the source of its income, (d) a "foreign trust" as defined in Section 7701(a)(31) of the Code, or
(e) a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual, an estate or trust or a "foreign trust" that is not an estate or trust that is subject to United States federal income taxation regardless of the source of its income.

          4. Except as specifically provided herein and in the Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein. Whenever in this Security there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Security such mention shall be deemed to include mention of the payment of Additional Amounts payable as described in the second preceding paragraph to the extent that, in such context, Additional Amounts are, were or would be payable in respect of such Security and express mention of the payment of Additional Amounts (if applicable) in any provisions of this Security shall not be construed as excluding Additional Amounts in those provisions of this Security where such express mention is not made.

          5. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          6. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or an Authenticating Agent by the manual signature of one of their respective authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this Security to be duly executed under its corporate seal.


Dated as of [       ], 1997

                              THE MACERICH COMPANY
(Corporate Seal]


                              by:
                                 -------------------------------------
                                 Name:
                                 Title:


Attest:


-------------------------
Name:
Title:


               [FORM OF REVERSE OF REGISTERED DEFINITIVE SECURITY]

          1. This Security is one of a duly authorized issue of securities of the Company designated as its 7 1/4% Convertible Subordinated Debentures Due 2002 (herein called the "Securities"), limited in aggregate principal amount to $175,000,000, issued and to be issued under an Indenture, dated as of the Closing Date (herein called the "Indenture"), between the Company and Chase Manhattan Trustees Limited, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Debt, the holders of Subsidiary Debt and the Holders of the Securities and any coupons appertaining thereto and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities are issuable in bearer form, with interest coupons attached, in denominations of $1,000, $10,000, $10,000 and $1,000,000, and in registered form without coupons, in denominations of
(a) $250,000 and integral multiples of $1,000 in excess thereof if such Securities are Restricted U.S. Definitive Securities; and (b) $1,000, $10,000 or integral multiples of $10,000 if such Securities are Regulation S Definitive Securities. A

Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar or Transfer Agent may require a Holder, among other things, to furnish appropriate endorsements or transfer documents or certificates and to pay any taxes and fees required by law or permitted by the Indenture.

          2. No sinking fund is provided for the Securities. The Securities are subject to redemption at the option of the Company at any time on or after June 15, 2002 in whole or in part (in any integral multiple of $10,000), upon not less than 30 nor more than 60 days' notice to the Holders of the Securities prior to the Redemption Date, at 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest to the Redemption Date (subject to the right of Holders of record on the relevant Record Date to receive interest due on an Interest Payment Date). Securities held by non-United States persons are also redeemable in the circumstances described in the next succeeding paragraph, at a Redemption Price equal to 100% of the principal amount plus interest accrued to the Redemption Date; PROVIDED, HOWEVER, that interest installments on Registered Securities whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof, all as provided in the Indenture.

          3. If as a result of any change in, or amendment to, the laws (including any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or any change in, or amendment to, the application or official interpretation of such laws, regulations or rulings (collectively, a "Tax Law Change"), the Company has or will become obligated to pay to the Holder of any Security or coupon Additional Amounts (as described in the second paragraph on the face of this Security) and such obligation cannot be avoided by the Company taking reasonable measures available to it, then the Company may, at its option, redeem the Securities in whole, but not in part, upon not less than 30 nor more than 90 days' notice to the Holders prior to the earliest date on which the Company would be obligated to pay any such Additional Amounts were a payment in respect of the Securities then due; PROVIDED that at the time such notice of redemption is given, such obligation to pay such Additional Amounts remains in effect. In addition, if the Company shall determine that redemption is necessary to preserve the Company's status as a real estate investment trust under the Internal Revenue Code of 1986, as amended, the Company may, at its option, redeem the Securities in whole or from time to time in part (in any integral multiple of $10,000), upon not less than 30 nor more than 90 days' notice to the Holders prior to the Redemption Date. Any redemption of Securities pursuant to this paragraph shall be made at a Redemption Price equal to 100% of the principal amount plus accrued and unpaid interest to the Redemption Date and any Additional Amounts then payable. Prior to the giving of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee
(a) an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred and (b) an Opinion of Counsel to the effect that the legal conditions precedent to the right of the Company to effect such redemption have occurred. In the case of a happening of a Tax Law Change, the Company's right to redeem the Securities shall continue as long as the Company is obligated to pay such Additional Amounts, notwithstanding that the Company shall have made payments of Additional Amounts specified in such second paragraph.

          4. In the event of a redemption of less than all of the Securities, the Company will not be required (a) to register the transfer or exchange of Registered Definitive Securities or to exchange Bearer Definitive Securities for Regulation S Definitive Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption, (b) to register the transfer or exchange of any Registered Definitive Security, or portion thereof, called for redemption, or (c) to exchange any Bearer Definitive Security called for redemption; PROVIDED, HOWEVER, that a Bearer Definitive Security called for redemption may be exchanged for a Regulation S Definitive Security which is simultaneously surrendered to the Registrar or Transfer Agent making such exchange, with written instructions for payment on the relevant Redemption Date, unless the Redemption Date is after a Regular Record Date and on or before the next Interest Payment Date, in which such case, such exchange may only be made prior to the Record Date immediately preceding the Redemption Date.

          5. In any case where the due date for the payment of the principal of, premium, if any, or interest, including Additional Amounts, on any Security or the last day on which a Holder of a Security has a right to convert his Security shall be, at any Place of Payment or Place of Conversion, as the case may be, a day on which banking institutions at such Place of Payment or Place of Conversion are authorized or obligated by law or executive order to close, then payment of principal, premium, if any, or interest, including Additional Amounts, or delivery for conversion of such Security need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption, or by such last day for conversion, and no interest shall accrue on the amount so payable for the period after such date.

          6. Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or after 60 days after the Closing Date, and on or before the close of business on December 15, 2002, or in case this Security or a portion hereof is called for redemption or the Holder hereof has exercised his right to require the Company to repurchase this Security, then in respect of this Security until and including, but (unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be) not after, the close of business on the Business Day prior to the Redemption Date or the Repurchase Date, as the case may be, to convert this Security (or any portion of the principal amount hereof that is an integral multiple of $1,000), into fully paid and nonassessable shares of Common Stock of the Company at an initial Conversion Price of $31.125 for each share of Common Stock (or at the current adjusted Conversion Price if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank and, in case such surrender shall be made during the period from the close of business of any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date ("Interest Period"), also accompanied by payment in New York Clearing House or other funds acceptable to the Company of an amount equal to the interest payable on such interest Payment Date on the principal amount of this Security then being converted (or, if this Security was issued in exchange for a Bearer Security after the close of business on such Regular Record Date, by surrender of one or more coupons relating to such Interest Payment Date or by both payment in such funds and surrender of such coupon or coupons, in either case, in an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted), and also a conversion notice duly executed, to the Company at the Corporate Trust Office of The Chase Manhattan Bank, London office, The Chase Manhattan Bank, New York office, or The Chase Manhattan Bank of Luxembourg S.A. in Luxembourg, or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York or Western Europe (each a "Conversion Agent"); except that if this Security or any portion hereof has been called for redemption and, pursuant to
Section 11.01 of the Indenture, as a result of such redemption the right to convert this Security or such portion terminates after the Regular Record Date preceding any Interest Payment Date and on or before such Interest Payment Date, then, notwithstanding such conversion, the interest payable on such Interest Payment Date will be paid to the registered Holder of this Security on such Regular Record Date. In such event, this Security, when surrendered for conversion shall be accompanied by payment in New York Clearing House Funds or other funds acceptable to the Company of an amount equal to the difference between (i) the interest on the principal amount of this Security or such portion hereof payable on such Interest Payment Date and (ii) the amount of accrued interest on the principal amount of this Security or portion hereof to but not including the date of conversion. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), no payment or adjustment is to be made on conversion, if the date of conversion is not an Interest Payment Date, for interest accrued hereon from the Interest Payment Date preceding the date of conversion, or for dividends on the Common Stock issued on conversion hereof. The Company shall thereafter deliver to the Holder the fixed number of shares of Common Stock (together with any cash adjustment, as provided in the Indenture) into which this Security is convertible and such delivery will be deemed to satisfy the Company's obligation to pay the principal amount of this Security. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest (calculated to the nearest 1/100th of a share) the Company shall pay a cash adjustment as provided in the Indenture. The Conversion Price is subject to adjustment as provided in the Indenture. The Indenture provides that a Holder may not convert a Security if, as a result of such conversion, any person would be deemed to beneficially own, directly or constructively, more than 5% of the Company's outstanding Common Stock. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the transfer of all or substantially all of the property and assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then Outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger or transfer by a holder of the number of shares of Common Stock of the Company into which this Security could have been converted immediately prior to such consolidation, merger or transfer.

          7. If a Designated Event (as defined in the Indenture) occurs, the Holder of this Security shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase all of such Holder's Securities for cash at a Repurchase Price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the Repurchase Date. Whenever in this Security there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Security shall not be construed as excluding the Repurchase Price in those provisions of this Security when such express mention is not made.

          8. In the event of redemption, repurchase or conversion of this Security in part only, a new Registered Security or Securities for the unredeemed, unrepurchased or unconverted portion hereof will be issued in the name of the Holder hereof.

          9. If the Company reasonably in good faith determines that it is not a "domestically controlled REIT" as defined in Code Section 897(h)(4)(B) and the regulations promulgated thereunder, then payment of principal upon redemption or repurchase, delivery of shares of Common Stock upon conversion and payments of cash, if any, in lieu of fractional shares upon conversion of a Security will be subject to applicable withholding tax unless (i) the Holder provides the Company with written certification in the form required by the Indenture stating either that (A) the aggregate value of all Securities owned by the Holder on the last date any Debentures were purchased by such Holder did not exceed 5% of the value of the outstanding Common Stock or (B) the Holder is not a United States Alien or (ii) the Company reasonably and in good faith determines that withholding is not otherwise required.

          [The following two paragraphs will appear in a Registered Security which is a Restricted Security:]

          10. Each Holder of this Security, by acceptance hereof, acknowledges and agrees to the provisions of the registration rights agreement among the Company, the Managers and Lazard Freres & Co. LLC dated June 27, 1997 (the "Registration Rights Agreement"), including without limitation, the obligations of the Holders thereunder and the indemnification of the Company to the extent provided therein.

          11. Pursuant to the Registration Rights Agreement, the Company may suspend the use of the prospectus which is a part of the Shelf Registration Statement for a period not to exceed 45 days in any 90 day period under certain circumstances. The holders of Securities will not be entitled to additional interest as set forth in the Registration Rights Agreement solely because of such suspension.

          12. The indebtedness evidenced by this Security is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Debt of the Company and all Subsidiary Debt of the Company Subsidiaries, and this Security is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

          13. If an Event of Default shall occur and be continuing, the principal of all the Securities, together with accrued interest to the date of declaration, may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable, together with accrued interest to the date of declaration, and (ii) of interest on any overdue principal and overdue interest, all of the Company's obligations in respect of the payment of the principal of and interest on the Securities shall terminate.

          14. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities and coupons under the Indenture at any time by the Company and the Trustee with the written consent of the Holders of a majority in principal amount of the Securities at the time outstanding. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities at the time outstanding, on behalf of the Holders of all the Securities and coupons, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Securities to evidence the succession of another person to the Company and the assumption by such successor to the covenants and obligations of the Company in the Indenture or this Security, to cure any ambiguity, omission, defect or inconsistency, to remove any restriction with respect to payments made on the Bearer Debentures in the United States to the extent that such removal will not have adverse consequences to the Holder, to add guarantees or secure the Securities, to add to the covenants of the Company for the benefit of Holders or to surrender any right or power conferred upon the Company, to make provision with respect to conversion rights of Holders in accordance with Section 10.12 of the Indenture, to comply with any requirements of the Securities and Exchange Commission in connection with qualifying the Indenture under the Trust Indenture Acto f 1939, as amended or to make certain changes in the subordination provisions.

          15. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on (including Additional Amounts, as described on the face hereof) this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

          16. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Registered Securities is registrable on the Security Register upon surrender of a Registered Security for registration of transfer (a) at the Corporate Trust Office of the Trustee or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, or (b) subject to any laws or regulations applicable thereto and to the right of the Company to terminate the appointment of any Transfer Agent, at the offices of the Transfer Agents described herein or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Registered Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees by the Registrar. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith.

          17. Prior to due presentation of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered, as the owner thereof for all purposes, whether or not such Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          18. THE INDENTURE AND THIS SECURITY SHALL, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

          19. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                    ELECTION OF HOLDER TO REQUIRE REPURCHASE

          1. Pursuant to Article XII of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

          2.  The undersigned hereby directs the Trustee or Paying Agent to pay
it or           an amount in cash or, at the Company's election, Common
Stock, equal to 100% of the principal amount hereof, plus interest accrued to the Repurchase Date, as provided in the Indenture.


Dated:
      ------------------------          ------------------------------
                                        Signature


NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

                                                                       Exhibit C

                   [FORM OF TEMPORARY BEARER GLOBAL SECURITY]

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO THE COMPANY OR (B) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S AND, IN SUCH CASE, THE TRANSFEREE SHALL CERTIFY TO THE COMPANY THAT SUCH TRANSFEREE IS A NON-U.S. PERSON (WITHIN THE MEANING OF REGULATION S) AND THAT SUCH TRANSFEREE IS ACQUIRING SUCH SECURITY IN AN OFFSHORE TRANSACTION.

NO SINGLE PERSON MAY BENEFICIALLY OWN (OR UPON CONVERSION OF ANY OF THE SECURITIES INTO SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF THE COMPANY (THE "COMMON STOCK")), DIRECTLY OR CONSTRUCTIVELY, MORE THAN 5% OF THE OUTSTANDING COMMON STOCK (INCLUDING COMMON STOCK ISSUABLE UPON CONVERSION OF THE SECURITIES HELD SUCH PERSON, BUT NOT COMMON STOCK ISSUABLE UPON CONVERSION OF SECURITIES HELD BY OTHERS). THE COMPANY, REGISTRAR, OR TRANSFER AGENT MAY REFUSE TO EXCHANGE OR REGISTER THE TRANSFER OF THIS SECURITY IF SUCH TRANSFER
(I) WOULD, OR IN THE DETERMINATION OF THE BOARD OF DIRECTORS OF THE COMPANY MIGHT, RESULT IN A SINGLE PERSON BENEFICIALLY OWNING (OR UPON CONVERSION OF ANY OF THESE SECURITIES INTO SHARES OF THE COMMON STOCK), DIRECTLY OR CONSTRUCTIVELY, MORE THAN 5% OF THE COMPANY'S OUTSTANDING COMMON STOCK (INCLUDING COMMON STOCK ISSUABLE UPON CONVERSION OF THE SECURITIES HELD BY SUCH PERSON, BUT NOT COMMON STOCK ISSUABLE UPON CONVERSION OF SECURITIES HELD BY OTHERS) OR (II) WOULD CAUSE THE COMPANY TO FAIL TO MEET ANY REQUIREMENT NECESSARY FOR THE CONTINUED QUALIFICATION OF THE COMPANY AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. IF THE EXCHANGE OR TRANSFER OF THIS SECURITY CAUSES EITHER OF THE CONSEQUENCES DESCRIBED IN (I) AND (II) ABOVE, THEN SUCH EXCHANGE OR TRANSFER WILL BE NULL AND VOID AB INITIO AS TO BOTH THE TRANSFEROR AND THE INTENDED TRANSFEREE AND THE INTENDED TRANSFEREE WILL ACQUIRE NO RIGHTS OR ECONOMIC INTERESTS IN THIS SECURITY.

                              THE MACERICH COMPANY

                    7 1/4% CONVERTIBLE SUBORDINATED DEBENTURE
                                    DUE 2002

                        TEMPORARY BEARER GLOBAL SECURITY

No.
   ----------------------
ISIN No. [              ]


          1. THE MACERICH COMPANY, a corporation duly organized and existing under the laws of the State of Maryland (herein called the "Company", which term includes any successor person under the Indenture hereinafter referred to), for value received hereby promises to pay to the Holder or registered assigns the
principal sum of $            , on December 15, 2002, and to pay interest
thereon, from the Closing Date, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 in each year (each an "Interest Payment Date"), commencing on December 15, 1997, at the rate of 7 1/4% per annum, until the principal hereof is due; PROVIDED, HOWEVER, that interest on this Temporary Bearer Global Security shall be payable only after the issuance of the Definitive Securities in bearer form for which this Temporary Bearer Global Security is exchangeable and, in the case of such Definitive Securities in bearer form, only upon presentation and surrender (at an office or agency outside the United States, except as otherwise provided in the Indenture) of the interest coupons thereto attached as they severally mature.

          2. This Temporary Bearer Global Security is one of a duly authorized issue of Securities of the Company designated as specified in the title hereof, issued and to be issued under the Indenture, dated as of June 27, 1997 (the "Closing Date") (herein called the "Indenture"), between the Company and Chase Manhattan Trustees Limited, as Trustee. This Temporary Bearer Global Security is a temporary security and is exchangeable in whole or from time to time in part without charge upon request of the holder hereof for definitive Securities in bearer form, with interest coupons attached, of authorized denominations, (a) not earlier than 40 days after the Closing Date and (b) as promptly as practicable following presentation of certification, in one of the forms set forth in the Indenture for such purpose, that the beneficial owner or owners of this Temporary Bearer Global Security (or, if such exchange is only for a part of this Temporary Bearer Global Security, of such part) are (i) United States Aliens, (ii) are persons described in Section 1.163-5(c)(2)(i)(D)(6) of the United States Treasury Regulations or (iii) are financial institutions that are holding such Security for resale during the restricted period (as defined in Section 1.163-5(c)(2)(i)(D)(7) of the United States Treasury Regulations) and that have not acquired such Securities for purposes of resale directly or indirectly to a United States person or within the United States as described in Section 1.163-5 of the United States Treasury Regulations. Definitive Securities in bearer form to be delivered in exchange for any part of this Temporary Global Security shall be delivered only outside the United States. Upon any exchange of a part of this Temporary Global Security for definitive Securities, the portion of the principal amount hereof so exchanged shall be endorsed by the Paying Agents in London or Luxembourg or their respective agents on the Schedule hereto, and the principal amount hereof shall be reduced for all purposes by the amount so exchanged.

          3. Until exchanged in full for definitive Securities, this Temporary Bearer Global Security shall in all respects be entitled to the same benefits under, and subject to the same terms and conditions of, the Bearer Definitive Securities authenticated and delivered thereunder, which terms and conditions are annexed hereto and incorporated by reference herein; PROVIDED, HOWEVER, that neither the Holder hereof nor the beneficial owners of this Temporary Bearer Global Security shall be entitled to receive payment of interest or other payments hereon or to convert this Temporary Bearer Global Security into Common Stock of the Company or any other security, cash or other property.

          4. THE INDENTURE AND THIS TEMPORARY BEARER GLOBAL SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

          5. All terms used in this Temporary Bearer Global Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          6. Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by the manual signature of one of their respective authorized signatories, this Temporary Bearer Global

Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this Temporary Bearer Global Security to be duly executed under its corporate seal.

Dated as of [        ], 1997

                              THE MACERICH COMPANY,
[Corporate Seal]


                              by:
                                 -------------------------------------
                                 Name:
                                 Title:


Attest:


-------------------------
Name:
Title:

                              SCHEDULE OF EXCHANGES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     Principal                             Notation Made
                      Amount             Remaining         on Behalf of
                   Exchanged for         Principal         Paying Agent
                      Bearer              Amount            in London,
   Date             Definitive        Following Such        England or
   Made             Securities           Exchange           Luxembourg
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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

                                                                     Exhibit C.1


                                   CERTIFICATE

                           IN RESPECT OF EXCHANGES OF

                        TEMPORARY BEARER GLOBAL SECURITY

                              THE MACERICH COMPANY

                   7 1/4% CONVERTIBLE SUBORDINATED DEBENTURES
                                    DUE 2002

          This is to certify that, based on certificates we have received from our member organizations substantially in the form set out in Exhibit C.2 to the Indenture relating to the above-captioned Securities, as of the date hereof,
$           principal amount of the above-captioned Securities acquired from The
Macerich Company is owned by (i) United States Aliens, (ii) persons described in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(6) or (iii) financial institutions for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)). Financial institutions described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) also hereby certify that they have not acquired the Securities for purposes of resale directly or indirectly to United States persons or to persons within the United States.

          As used in this certificate, "United States person" is a person that is, for United States federal income tax purposes, (a) a citizen or resident of the United States, (b) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or (c) an estate or trust the income of which is subject to United States Federal income taxation regardless of the source; "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (its "possessions" including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).

          We further certify that (i) we are not making available herewith for exchange any portion of the Temporary

Registered Global Security excepted in such certificates and (ii) as of the date hereof, we have not received any notification from any of our member organizations to the effect that the statements made by such member organizations with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

          We understand that this certificate is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings. We agree to retain each statement provided by a member organization for a period of four calendar years following the year in which the statement is received.

Dated:    ---------, 1997*
          *To be dated no
          earlier than the
          Exchange Date.


                                   [MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                   BRUSSELS OFFICE, AS OPERATOR OF THE EUROCLEAR CLEARANCE SYSTEM]

                                   [CEDEL BANK SOCIETE ANONYME]


                                   By
                                   ---------------------------------------------

                                                                     Exhibit C.2


                                   CERTIFICATE

                                   CERTIFICATE

                            IN RESPECT OF EXCHANGES OF

                        TEMPORARY BEARER GLOBAL SECURITY

                              THE MACERICH COMPANY

                   7 1/4% CONVERTIBLE SUBORDINATED DEBENTURES
                                    DUE 2002

          This is to certify that as of the date hereof and except as provided in the fourth paragraph hereof, the above captioned Securities held by you for our account are owned by (i) a United States Alien (as defined),
(ii) persons described in United States Treasury Regulations
Section 1.163-5(c)(2)(i)(D)(6) or (iii) a financial institution for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)). In addition, a financial institution described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) also certifies that it has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States.

          As used in this certificate, "United States person" is a Person that is, for United States federal income tax purposes, (a) a citizen or resident of the United States, (b) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or (c) an estate or trust the income of which is subject to United States Federal income taxation regardless of the source; "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (its "possessions" including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).

          We undertake to advise you by telecopy, on or before the date on which you intend to submit your certification relating to the above-captioned Securities then appearing in your books as being held for our account, if the above statement as to beneficial ownership is not correct on such date as to all such Securities.

          This certificate excepts and does not relate to $        principal
amount of the above-captioned Securities appearing on your books as being held for our account as to which we are not yet able to certify and as to which we understand that exchange and delivery of Bearer Definitive Securities cannot be made until we are able so to certify.

          We understand that this certificate is required in connection with certain tax regulations in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceedings.

Dated:              , 1997*
          ----------
          *To be dated on or after
          the 15th day before the
          Exchange Date.


                                   [Name of Account Holder]


                                   -----------------------
                                   (Authorized Signatory)

                                   Name:
                                   Title:

                                                                       Exhibit D

                 [FORM OF TEMPORARY REGISTERED GLOBAL SECURITY]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO THE COMPANY, (B) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S AND, IN SUCH CASE, THE TRANSFEREE SHALL CERTIFY TO THE COMPANY THAT SUCH TRANSFEREE IS A NON-U.S. PERSON (WITHIN THE MEANING OF REGULATION S) AND THAT SUCH TRANSFEREE IS ACQUIRING SUCH SECURITY IN AN OFFSHORE TRANSACTION OR (C) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A.

NO SINGLE PERSON MAY BENEFICIALLY OWN (OR UPON CONVERSION OF ANY OF THE SECURITIES INTO SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF THE COMPANY (THE "COMMON STOCK")), DIRECTLY OR CONSTRUCTIVELY, MORE THAN 5% OF THE OUTSTANDING COMMON STOCK (INCLUDING COMMON STOCK ISSUABLE UPON CONVERSION OF THE SECURITIES HELD SUCH PERSON, BUT NOT COMMON STOCK ISSUABLE UPON CONVERSION OF SECURITIES HELD BY OTHERS). THE COMPANY, REGISTRAR, OR TRANSFER AGENT MAY REFUSE TO EXCHANGE OR REGISTER THE TRANSFER OF THIS SECURITY IF SUCH TRANSFER
(I) WOULD, OR IN THE DETERMINATION OF THE BOARD OF DIRECTORS OF THE COMPANY MIGHT, RESULT IN A SINGLE PERSON BENEFICIALLY OWNING (OR UPON CONVERSION OF ANY OF THESE SECURITIES INTO SHARES OF THE COMMON STOCK), DIRECTLY OR CONSTRUCTIVELY, MORE THAN 5% OF THE COMPANY'S OUTSTANDING COMMON STOCK (INCLUDING COMMON STOCK ISSUABLE UPON CONVERSION OF THE SECURITIES HELD BY SUCH PERSON, BUT NOT COMMON STOCK ISSUABLE UPON CONVERSION OF SECURITIES HELD BY OTHERS) OR (II) WOULD CAUSE THE COMPANY TO FAIL TO MEET ANY REQUIREMENT NECESSARY FOR THE CONTINUED QUALIFICATION OF THE COMPANY AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. IF THE EXCHANGE OR TRANSFER OF THIS SECURITY CAUSES EITHER OF THE CONSEQUENCES DESCRIBED IN (I) AND (II) ABOVE, THEN SUCH EXCHANGE OR TRANSFER WILL BE NULL AND VOID AB INITIO AS TO BOTH THE TRANSFEROR AND THE INTENDED TRANSFEREE AND THE INTENDED TRANSFEREE WILL ACQUIRE NO RIGHTS OR ECONOMIC INTERESTS IN THIS SECURITY.

                                                                            154
                              THE MACERICH COMPANY

                    7 1/4% CONVERTIBLE SUBORDINATED DEBENTURE
                                    DUE 2002

                      TEMPORARY REGISTERED GLOBAL SECURITY

No.
    --------------
ISIN No. [             ]


          1. THE MACERICH COMPANY, a corporation duly organized and existing under the laws of the State of Maryland (herein called the "Company", which term includes any successor person under the Indenture hereinafter referred to), for value received hereby promises to the holder hereof or registered assigns the
principal sum of $                 on December 15, 2002, and to pay interest
thereon, from the Closing Date or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears of June 15 and December 15 in each year (each an "Interest Payment Date"), commencing December 15, 1997, at the rate of 7 1/4% per annum; PROVIDED, HOWEVER, that interest on this Temporary Registered Global Security shall be payable only after the issuance of the Definitive Securities in registered form for which this Temporary Registered Global Security is exchangeable and, in the case of Definitive Securities in registered form, to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business
Day) preceding such interest Payment Date.

          2. This Temporary Registered Global Security is one of a duly authorized issue of Securities of the Company designated as specified in the title hereof, issued and to be issued under the Indenture, dated as of June 27, 1997 (the "Closing Date") (herein called the "Indenture"), between the Company and Chase Manhattan Trustees Limited, as Trustee. This Temporary Global Security is a temporary security and is exchangeable in whole or from time to time in part without charge upon request of the holder hereof for Definitive Securities in registered form, without interest coupons, of authorized denominations, (a) not earlier than 40 days after the Closing Date and (b) as promptly as practicable following presentation of certification, in one of the forms set forth in the Indenture for such purpose, that the beneficial owner of this Temporary Registered Global Security will not beneficially own, directly or constructively, 5% or of the Company's outstanding Common Stock. For purposes of calculations as to any particular beneficial owner with respect to this limitation on beneficial ownership, there shall be included shares of Common Stock issuable upon conversion of the Securities beneficially owned by such beneficial owner and there shall be excluded shares of Common Stock issuable upon conversion of Securities beneficially owned by other beneficial owners. Upon any exchange of a part of this Temporary Registered Global Security for Definitive Securities, the portion of the principal amount hereof so exchanged shall be endorsed by the Paying Agents in London or Luxembourg or their respective agents on the Schedule hereto, and the principal amount hereof shall be reduced for all purposes by the amount so exchanged.

          3. Until exchanged in full for Definitive Securities, this Temporary Registered Global Security shall in all respects be entitled to the same benefits under, and subject to the same terms and conditions of, the Indenture as Registered Securities authenticated and delivered thereunder, which terms and conditions are annexed hereto and incorporated by reference herein; provided, however, that neither the Holder hereof nor the beneficial owners of this Temporary Registered Global Security shall be entitled to receive payment of interest or other payments hereon or to convert this Temporary Registered Global Security into Common Stock of the Company or any other security, cash or other property.

          4. THE INDENTURE AND THIS TEMPORARY GLOBAL SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

          5. All terms used in this Temporary Registered Global Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          6. Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by the manual signature of one of their respective authorized signatories, this Temporary Registered Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this Temporary Registered Global Security to be duly executed under its corporate seal.

Dated as of [        ], 1997

                              THE MACERICH COMPANY
[Corporate Seal]


                              by:
                                 -----------------------
                                 Name:
                                 Title:


Attest:


------------------------
Name:
Title:

                              SCHEDULE OF EXCHANGES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                             Notation Made
                      Principal          Remaining            on Behalf of
                       Amount             Principal          Paying Agent
                    Exchanged for         Amount               in London,
    Date             Registered       Following Such           England
    Made             Securities          Exchange            or Luxembourg
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

                                                                     Exhibit D.1



                            CERTIFICATE IN RESPECT OF

                      TEMPORARY REGISTERED GLOBAL SECURITY

                              THE MACERICH COMPANY
                    7 1/4% CONVERTIBLE SUBORDINATED DEBENTURE
                                    DUE 2002

          This is to certify that, based on certificates we have received from our member organizations substantially in the form set out in Exhibit D.2 the Indenture relating to the above-captioned Securities, as of the date hereof and
with respect to $          principal amount of the above-captioned Securities
acquired from The Macerich Company (the "Company"), no beneficial owner of any portion of such principal amount beneficially owns directly or constructively 5% or more of the common stock, par value $.01 of the Company (the "Common Stock"). For purposes of calculation by each member organization which is a beneficial owner with respect to this limitation on beneficial ownership, there was included shares of Common Stock issuable upon conversion of the above-captioned Securities beneficially owned by such member organization and there was excluded shares of Common Stock issuable upon conversion of the remaining outstanding Securities.

          We further certify that (i) we are not making available herewith for exchange any portion of the Temporary Restricted Global Security excepted in such certificates and (ii) as of the date hereof, we have not received any notification from any of our member organizations to the effect that the statements made by such member organizations with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

          We understand that this certificate is required in connection with certain tax laws of the United States and to maintain the Company's status as a real estate investment trust under the Internal Revenue Code of 1986, as amended. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings. We agree to retain each statement provided by a member organization for a period of four calendar years following the year in which the statement is received.

Dated:             , 1997*
          *To be dated no
          earlier than the
          Exchange Date.


                                   [MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                   BRUSSELS OFFICE, AS OPERATOR OF THE EUROCLEAR CLEARANCE SYSTEM]

                                   [CEDEL BANK SOCIETE
                                   ANONYME]


                                   By
                                      -------------------------

                                                                     Exhibit D.2

                                   CERTIFICATE

                              THE MACERICH COMPANY

                    7 1/4% CONVERTIBLE SUBORDINATED DEBENTURE
                                    DUE 2002

          This is to certify that as of the date hereof and except as provided in the third paragraph hereof; we do not beneficially own, directly or constructively, 5% or more of the common stock, par value $.01 per share (the "Common Stock") of The Macerich Company, it being understood that for purposes of such calculation, there was included shares of Common Stock issuable upon conversion of the above-captioned Securities beneficially owned by us and there was excluded shares of Common Stock issuable upon conversion of the remaining outstanding above-captioned Securities.

          We undertake to advise you by telecopy, on or before the date on which you intend to submit your certification relating to the above-captioned Securities then appearing in your books as being held for our account, if the above statement as to beneficial ownership is not correct on such date as to all such Securities.

          This certificate excepts and does not relate to $            principal
amount of the above-captioned Securities appearing on your books as being held for our account as to which we are not yet able to certify and as to which we understand that exchange and delivery of definitive Securities cannot be made until we are able so to certify.

          We understand that this certificate is required in connection with certain tax regulations in the United States and to maintain the Company's status as a real estate investment trust under the Internal Revenue Code of 1986, as amended. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceedings.

Dated:                     , 1997*
          *To be dated on or after
          the 15th day before the
          Exchange Date.


                                   [Name of Account Holder]

                                   ----------------------
                                   (Authorized Signatory)

                                   Name:
                                   Title:

                                                                       Exhibit E

                [FORM OF FACE OF RESTRICTED 144A GLOBAL SECURITY]

          Unless and until it is exchanged in whole or in part for Definitive Securities in registered form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. The Depository Trust Company, a New York Corporation ("DTC"), shall act as the Depositary until a successor shall be appointed by the Company and the Registrar. Unless this certificate is presented by an authorized representative of DTC, to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

          THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS SECURITY AND THE LAST DATE ON WHICH THE COMPANY OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A PERSON WHICH THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION THAT MEETS THE REQUIREMENTS OF RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT,

(E) TO AN INSTITUTIONAL INVESTOR WHICH IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (a)(2), (a)(3) OR (a)(7) OF RULE 501 UNDER THE SECURITIES ACT WHICH IS ACQUIRING $250,000 OR MORE IN AGGREGATE PRINCIPAL AMOUNT OF SUCH SECURITY AND WHICH HAS CERTIFIED TO THE COMPANY AND THE TRUSTEE FOR THE SECURITIES (OR IN THE CASE OF COMMON STOCK, THE REGISTRAR) THAT IT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR", FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF A TRANSFEREE'S PROPERTY BE AT ALL TIMES WITHIN ITS CONTROL AND SUBJECT TO THE COMPANY'S, THE REGISTRAR'S AND ANY TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL SATISFACTORY TO EACH OF THEM) AND, IN EACH OF THE FOREGOING CASES, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY APPLICABLE JURISDICTION. THE HOLDER OF THIS SECURITY WILL, AND EACH SUBSEQUENT HOLDER OF THIS SECURITY IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY OF THE RESALE RESTRICTIONS SET FORTH ABOVE. IF ANY RESALE OR OTHER TRANSFER OF THIS SECURITY IS PROPOSED TO BE MADE PURSUANT TO CLAUSE (E) ABOVE PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, THE TRANSFEROR SHALL DELIVER TO THE COMPANY AND THE TRUSTEE (OR IN THE CASE OF COMMON STOCK, THE REGISTRAR) SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER BY IT COMPLIES WITH THE FOREGOING RESTRICTIONS.

          NO SINGLE PERSON MAY BENEFICIALLY OWN (OR UPON CONVERSION OF ANY OF THE SECURITIES INTO SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF THE COMPANY (THE "COMMON STOCK")), DIRECTLY OR CONSTRUCTIVELY, MORE THAN 5% OF THE OUTSTANDING COMMON STOCK (INCLUDING COMMON STOCK ISSUABLE UPON CONVERSION OF THE SECURITIES HELD SUCH PERSON, BUT NOT COMMON STOCK ISSUABLE UPON CONVERSION OF SECURITIES HELD BY OTHERS). THE COMPANY, REGISTRAR, OR TRANSFER AGENT MAY REFUSE TO EXCHANGE OR REGISTER THE TRANSFER OF THIS SECURITY IF SUCH TRANSFER
(I) WOULD, OR IN THE DETERMINATION OF THE BOARD OF DIRECTORS OF THE COMPANY MIGHT, RESULT IN A SINGLE PERSON BENEFICIALLY OWNING (OR UPON CONVERSION OF ANY OF THESE SECURITIES INTO SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF THE COMPANY (THE "COMMON STOCK")), DIRECTLY OR CONSTRUCTIVELY, MORE THAN 5% OF THE OUTSTANDING COMMON STOCK (INCLUDING COMMON STOCK ISSUABLE UPON CONVERSION OF THE SECURITIES HELD SUCH PERSON, BUT NOT COMMON STOCK ISSUABLE

UPON CONVERSION OF SECURITIES HELD BY OTHERS) OR (II) WOULD CAUSE THE COMPANY TO FAIL TO MEET ANY REQUIREMENT NECESSARY FOR THE CONTINUED QUALIFICATION OF THE COMPANY AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. IF THE EXCHANGE OR TRANSFER OF THIS SECURITY CAUSE EITHER OF THE CONSEQUENCES DESCRIBED IN (I) AND (II) ABOVE, THEN SUCH EXCHANGE OR TRANSFER WILL BE NULL AND VOID AB INITIO AS TO BOTH THE TRANSFEROR AND THE INTENDED TRANSFEREE AND THE INTENDED TRANSFEREE WILL ACQUIRE NO RIGHTS OR ECONOMIC INTERESTS IN THIS SECURITY.

                              THE MACERICH COMPANY

                    7 1/4% CONVERTIBLE SUBORDINATED DEBENTURE
                                    DUE 2002

No.                                                                    $
    -------------------                                                 --------
CUSIP No.
         --------------
          1. THE MACERICH COMPANY, a corporation duly organized and existing under the laws of the State of Maryland (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to the Holder or registered
assigns, the principal sum of $              on December 15, 2002 and to pay
interest thereon, from the Closing Date or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on June 15 and December 15 in each year (the "Interest Payment Date"), commencing December 15, 1997, at the rate of 7 1/4% per annum, until the principal hereof is due. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day) next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Registered Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal shall be made upon the surrender of this Security at the option of the Holder at the Corporate Trust Office of the Paying Agents, or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York or Western Europe, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, or at such other offices or agencies as the Company may designate, by United States Dollar check drawn on, or wire transfer to a United States Dollar account (such transfers to be made only to Holders of an aggregate principal amount of Securities in excess of $250,000, PROVIDED that such Holder shall have furnished wire instructions in writing to any Paying Agent no later than 15 days prior to the relevant payment date) maintained by the payee with, a bank in the Borough of Manhattan, The City of New York. Payment of interest on this Security may be made by United States Dollar check drawn on a bank in the Borough of Manhattan, The City of New York mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or, upon written application by the Holder to the Registrar setting forth wire instructions not later than the relevant Record Date, by wire transfer to a United States Dollar account (such transfers to be made only to Holders of an aggregate principal amount of Securities in excess of $250,000 provided that such Holder shall have furnished wire instructions in writing to any Paying Agent no later than 15 days prior to the relevant payment date) maintained by the payee with a bank in the Borough of Manhattan, The City of New York.

          2. The Company will pay to the Holder of this Security who is a United States Alien (as defined below) such additional amounts ("Additional Amounts") as may be necessary in order that every net payment of the principal of, premium, if any, and interest on this Security (including payment on redemption or repurchase), and any cash payments made in lieu of issuing shares of Common Stock upon conversion of this Security, after deduction or withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in this Security to be then due and payable; PROVIDED, HOWEVER, that the foregoing obligation to pay Additional Amounts will not apply to any one or more of the following:

          (a) any tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between such Holder or the beneficial owner (or between a fiduciary, settlor, beneficiary, member, stockholder of or possessor of a power over such Holder, if such Holder is an estate, a trust, a partnership or a corporation) and the United States or any political subdivision or taxing authority thereof or therein, including, without limitation, such Holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, stockholder or possessor) being or having been a citizen or resident of the United States or treated as a resident thereof, or being or having been engaged in trade or business therein or being or having been present therein, or having or having had an office, fixed place of business or permanent establishment therein, (ii) such Holder's or beneficial owner's present or former status as a personal holding company or a foreign personal holding company with respect to the United States, a foreign private foundation or other foreign tax exempt organization described in
     Section 1443 of the Code, a controlled foreign corporation or a passive foreign investment company for United States tax purposes, or a corporation which accumulates earnings to avoid United States federal income tax,
     (iii) such Holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, stockholder or possessor) is considered as having made an election the effect of which is to make payments of principal of, premium, if any, and interest on the Securities subject to United States federal income tax; PROVIDED, HOWEVER, if failure to make such election would result in a higher income tax liability related to this Security then such Holder shall be deemed not to have made such election or (iv) such Holder's status as a bank extending credit pursuant to a loan agreement entered into in the ordinary course of business;

          (b) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the Holder of this Security or any coupon appertaining hereto for payment on a date more than 10 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided, whichever occurs later;

          (c) any estate, inheritance, gift, sales, transfer or personal or intangible property or any similar tax, assessment or governmental charge;

          (d) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with any certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or present or former connection with the United States of the Holder or beneficial owner of this Security or any coupon appertaining hereto, if such compliance is required by statute, regulation or ruling or other administrative action of the United States or any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

          (e) any tax, assessment or other governmental charge which is payable otherwise than by deduction or withholding from payments of principal of, premium, if any, or interest on this Security or is payable as a result of any such payment being treated as a disposition of a United States real property interest;

          (f) any tax, assessment or other governmental charge imposed on interest received by a person holding, actually or constructively, 10% or more of the total combined voting power of all classes of Capital Stock of the Company entitled to vote;

          (g) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of the principal of, premium, if any, or interest on this Security or interest on any coupon appertaining hereto, if such payment can be made without such withholding by any other Paying Agent;

          (h) any tax, assessment or other governmental charge imposed on a Holder that is not a beneficial owner of this Security or that is a partnership or a fiduciary, but only to the extent that any beneficial owner or beneficiary or settlor with respect to the fiduciary or member of the partnership would not have been entitled to the payment of Additional Amounts had the beneficial owner, beneficiary, settlor or member directly received its beneficial or distributive share of payments on this Security;

          (i) any tax, assessment or other governmental charge which is imposed solely as a result of a Holder owning Securities which, if converted, would result in any person owing, directly or constructively more than 5% of the Common Stock;

          (j) any combination of items (a), (b), (c), (d), (e), (f), (g), (h) and (i) above.

          3. For purposes of this Security, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (its "possessions" including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands), and "United States Alien" means any Person that is, for United States federal income tax purposes, (a) a foreign corporation, (b) a nonresident alien individual, (c) an estate or trust that is not an estate or trust that is subject to United States federal income taxation regardless of the source of its income, (d) a "foreign trust" as defined in Section 7701(a)(31) of the Code, or (e) a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual, an estate or trust or a "foreign trust" that is not an estate or trust that is subject to United States federal income taxation regardless of the source of its income.

          4. Except as specifically provided herein and in the Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein. Whenever in this Security there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Security such mention shall be deemed to include mention of the payment of Additional Amounts payable as described in the second preceding paragraph to the extent that, in such context, Additional Amounts are, were or would be payable in respect of such Security and express mention of the payment of Additional Amounts (if applicable) in any provisions of this Security shall not be construed as excluding Additional Amounts in those provisions of this Security where such express mention is not made.

          5. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          6. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or an Authenticating Agent by the manual signature of one of their respective authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


     IN WITNESS WHEREOF, the Company has caused this Security to be duly executed under its corporate seal.


Dated:

                              THE MACERICH COMPANY,
(Corporate Seal]


                              by:
                                 ----------------------
                                 Name:
                                 Title:


Attest:


--------------------------
Name:
Title:


                [FORM OF REVERSE OF RESTRICTED 144A GLOBAL SECURITY]

          1. This Security is one of a duly authorized issue of securities of the Company designated as its 7 1/4% Convertible Subordinated Debentures Due 2002 (herein called the "Securities"), limited in aggregate principal amount to $175,000,000, issued and to be issued under an Indenture, dated as of the Closing Date (herein called the "Indenture"), between the Company and Chase Manhattan Trustees Limited, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the holders of Senior Debt, the holders of Subsidiary Debt and the Holders of the Securities and any coupons appertaining thereto and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities are issuable in bearer form, with interest coupons attached, in the denominations of $1,000 and $10,000, $100,000 and $1,000,000, and in registered form, without coupons, in denominations of (a) $250,000 and integral multiples of $1,000 in excess thereof if such Securities are Restricted U.S. Definitive Securities; and (b) $1,000 and $10,000 or integral multiples of $10,000 if such Securities are Regulation S Definitive Securities. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar or Transfer Agent may require a Holder, among other things, to furnish appropriate endorsements or transfer documents or certificates and to pay any taxes and fees required by law or permitted by the Indenture.

          2. No sinking fund is provided for the Securities. The Securities are subject to redemption at the option of the Company at any time on or after June 15, 2002 in whole or in part (in any integral multiple of $10,000), upon not less than 30 nor more than 60 days' notice to the Holders of the Securities prior to the Redemption Date, at 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest to the Redemption Date (subject to the right of Holders of record on the relevant Record Date to receive interest due on an Interest Payment Date). Securities held by non-United States persons are also redeemable in the circumstances described in the next succeeding paragraph, at a Redemption Price equal to 100% of the principal amount plus interest accrued to the Redemption Date; PROVIDED, HOWEVER, that interest installments on Registered Securities whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

          3. If as a result of any change in, or amendment to, the laws (including any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or any change in, or amendment to, the application or official interpretation of such laws, regulations or rulings (collectively, a "Tax Law Change"), the Company has or will become obligated to pay to the Holder of any Security or coupon Additional Amounts (as described in the second paragraph on the face of this Security) and such obligation cannot be avoided by the Company taking reasonable measures available to it, then the Company may, at its option, redeem the Securities in whole, but not in part, upon not less than 30 nor more than 90 days' notice to the Holders prior to the earliest date on which the Company would be obligated to pay any such Additional Amounts were a payment in respect of the Securities then due, PROVIDED that at the time such notice of redemption is given, such obligation to pay such Additional Amounts remains in effect. In addition, if the Company shall determine that redemption is necessary to preserve the Company's status as a real estate investment trust under the Internal Revenue Code of 1986, as amended, the Company may, at its option, redeem the Securities in whole or from time to time in part (in any integral multiple of $10,000), upon not less than 30 nor more than 90 days' notice to the Holders prior to the Redemption Date. Any redemption of Securities pursuant to this paragraph shall be made at a Redemption Price equal to 100% of the principal amount plus accrued and unpaid interest to the Redemption Date and any Additional Amounts then payable. Prior to the giving of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee (a) an Officers, Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred and (b) an Opinion of Counsel to the effect that the legal conditions precedent to the right of the Company to effect such redemption have occurred. In the case of a happening of a Tax Law Change, the Company's right to redeem the Securities shall continue as long as the Company is obligated to pay such Additional Amounts, notwithstanding that the Company shall have made payments of Additional Amounts specified in such second paragraph.

          4. In the event of a redemption of less than all of the Securities, the Company will not be required (a) to register the transfer or exchange of Registered Definitive Securities or to exchange Bearer Definitive Securities for Regulation S Definitive Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption, (b) to register the transfer or exchange of any Registered Definitive Security, or portion thereof, called for redemption, or (c) to exchange any Bearer Definitive Security called for redemption; PROVIDED, HOWEVER, that a Bearer Definitive Security called for redemption may be exchanged for a Regulation S Definitive Security which is simultaneously surrendered to the Registrar or Transfer Agent making such exchange, with written instructions for payment on the relevant Redemption Date, unless the Redemption Date is after a Regular Record Date and on or before the next Interest Payment Date, in which case such exchange may only be made prior to the Record Date immediately preceding the Redemption Date.

          5. If required to do so pursuant to any applicable law or regulation, beneficial owners may obtain Restricted U.S. Definitive Securities in exchange for their beneficial interests in a Restricted 144A Global Security upon written request in accordance with the Depositary's and the Registrar's procedures. In addition, Restricted U.S. Definitive Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a Restricted Global Security if (A) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or the Depositary ceases to be a clearing agency registered under the Exchange Act, at a time when the Depositary is required to be so registered in order to act as Depositary, and in each case a successor depositary is not appointed by the Company within 90 days of such notice, (B) the Company executes and delivers to the Trustee and Registrar an Officers' Certificate stating that such Global Security shall be so exchangeable or (C) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depositary. In addition, (x) if Securities are registered with the Securities and Exchange Commission under a shelf registration statement, persons that hold beneficial interests in a Restricted 144A Global Security may obtain Restricted U.S. Definitive Securities in exchange for their interests in such Restricted 144A Global Security for the purposes of resale under such shelf registration statement and (y) Restricted U.S. Definitive Securities may be obtained in exchange for interests in the Restricted 144A Global Security in connection with a transfer pursuant to
Section 2.05(a) of the Indenture and Regulation S Definitive Securities may be obtained in exchange for interests in the Restricted 144A Global Security in connection with a transfer in accordance with Section 2.05(a).

          6. In any case where the due date for the payment of the principal of, premium, if any, or interest, including Additional Amounts, on any Security or the last day on which a Holder of a Security has a right to convert his Security shall be, at any Place of Payment or Place of Conversion, as the case may be, a day on which banking institutions at such Place of Payment or Place of Conversion are authorized or obligated by law or executive order to close, then payment of principal, premium, if any, or interest, including Additional Amounts, or delivery for conversion of such Security need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption, or by such last day for conversion, and no interest shall accrue on the amount so payable for the period after such date.

          7. Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or after 60 days after the Closing Date, and on or before the close of business on December 15, 2002, or in case this Security or a portion hereof is called for redemption or the Holder hereof has exercised his right to require the Company to repurchase this Security, then in respect of this Security until and including, but (unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be) not after, the close of business on the Business Day prior to the Redemption Date or the Repurchase Date, as the case may be, to convert this Security (or any portion of the amount hereof that is an integral multiple of $1,000) into fully paid and nonassessable shares of Common Stock of the Company at an initial Conversion Price of $31.125 for each share of Common Stock (or at the current adjusted Conversion Price if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank and, in case such surrender shall be made during the period from the close of business of any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date ("Interest Period"), also accompanied by payment in New York Clearing House or other funds acceptable to the Company of an amount equal to the interest payable on such interest Payment Date on the principal amount of this Security then being converted (or, if this Security was issued in exchange for a Bearer Security after the close of business on such Regular Record Date, by surrender of one or more coupons relating to such Interest Payment Date or by both payment in such funds and surrender of such coupon or coupons, in either case, in an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted), and also a conversion notice duly executed, to the Company at The Chase Manhattan Bank, London office, The Chase Manhattan Bank, New York office, or Chase Manhattan Bank Luxembourg S.A. in Luxembourg, or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York or Western Europe (each a "Conversion Agent"); except that if this Security or any portion hereof has been called for redemption and, pursuant to Section 11.01 of the Indenture, as a result of such redemption the right to convert this Security or such portion terminates after the Regular Record Date preceding any Interest Payment Date and on or before such Interest Payment Date, then, notwithstanding such conversion, the interest payable on such Interest Payment Date will be paid to the registered Holder of this Security on such Regular Record Date. In such event, this Security, when surrendered for conversion, shall be accompanied by payment in New York Clearing House Funds or other funds acceptable to the Company of an amount equal to the difference between (i) the interest on the principal amount of this Security or such portion hereof payable on such Interest Payment Date and (ii) the amount of accrued interest on the principal amount of this Security or portion hereof to but not including the date of conversion. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), no payment or adjustment is to be made on conversion, if the date of conversion is not an Interest Payment Date, for interest accrued hereon from the Interest Payment Date preceding the date of conversion, or for dividends on the Common Stock issued on conversion hereof. The Company shall thereafter deliver to the Holder the fixed number of shares of Common Stock (together with any cash adjustment, as provided in the Indenture) into which this Security is convertible and such delivery will be deemed to satisfy the Company's obligation to pay the principal amount of this Security. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest (calculated to the nearest 1/100th of a share) the Company shall pay a cash adjustment as provided in the Indenture. The Conversion Price is subject to adjustment as provided in the Indenture. The Indenture provides that a Holder may not convert a Security if, as a result of such conversion, any person would be deemed to beneficially own, directly or constructively, more than 5% of the Company's outstanding

Common Stock. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the transfer of all or substantially all of the property and assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then Outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger or transfer by a holder of the number of shares of Common Stock of the Company into which this Security could have been converted immediately prior to such consolidation, merger or transfer.

          8. If a Designated Event (as defined in the Indenture) occurs, the Holder of this Security shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase all of such Holder's Securities for cash at a Repurchase Price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the Repurchase Date. Whenever in this Security there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Security shall not be construed as excluding the Repurchase Price in those provisions of this Security when such express mention is not made.

          9. In the event of redemption, repurchase or conversion of this Security in part only, a new Registered Security or Securities for the unredeemed, unrepurchased or unconverted portion hereof will be issued in the name of the Holder hereof.

          10. If the Company reasonably in good faith determines that it is not a "domestically controlled REIT" as defined in Code Section 897(h)(4)(B) and the regulations promulgated thereunder, then payment of principal upon redemption or repurchase, delivery of shares of Common Stock upon conversion and payments of cash, if any, in lieu of fractional shares upon conversion of a Security will be subject to applicable withholding tax unless (i) the Holder provides the Company with written certification in the form required by the Indenture stating either that (A) the aggregate value of all Debentures owned by the Holder on the last date any Debentures were purchased by such Holder did not exceed 5% of the value of the outstanding Common Stock or (B) the Holder is not a United States Alien or (ii) the Company reasonably and in good faith determines that withholding is not otherwise required.

          11. Each Holder of this Security, by acceptance hereof, acknowledges and agrees to the provisions of the registration rights agreement among the Company, the Managers and Lazard Freres & Co. LLC (the "Registration Rights Agreement"), including without limitation, the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.

          12. Pursuant to the Registration Rights Agreement, the Company may suspend the use of the prospectus which is a part of the Shelf Registration Statement for a period not to exceed 45 days in any 90 day period under certain circumstances. The holders of Securities will not be entitled to additional interest as set forth in the preceding paragraph solely because of such suspension.

          13. The indebtedness evidenced by this Security is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Debt of the Company and all Subsidiary Debt of the Company Subsidiaries, and this Security is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

          14. If an Event of Default shall occur and be continuing, the principal of all the Securities, together with accrued interest to the date of declaration, may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable, together with accrued interest to the date of declaration, and (ii) of interest on any overdue principal and overdue interest, all of the Company's obligations in respect of the payment of the principal of and interest on the Securities shall terminate.

          15. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the

Company and the rights of the Holders of the Securities and coupons under the Indenture at any time by the Company and the Trustee with the written consent of the Holders of a majority in principal amount of the Securities at the time outstanding. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities at the time outstanding, on behalf of the Holders of all the Securities and coupons, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Securities to evidence the succession of another person to the Company and the assumption by such successor to the covenants and obligations of the Company in the Indenture or this Security, to cure any ambiguity, omission, defect or inconsistency, to remove any restriction with respect to payments made on the Bearer Debentures in the United States to the extent that such removal will not have adverse consequences to the Holder, to add guarantees or secure the Securities, to add to the covenants of the Company for the benefit of Holders or to surrender any right or power conferred upon the Company, to make provision with respect to conversion rights of Holders in accordance with Section 10.12 of the Indenture, to comply with any requirements of the Securities and Exchange Commission in connection with qualifying the Indenture under the Trust Indenture Act of 1939, as amended or to make certain changes in the subordination provisions.

          16. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on (including Additional Amounts, as described on the face hereof) this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

          17. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Registered Securities is registrable on the Security Register upon surrender of a Registered Security for registration of transfer (a) at the Corporate Trust Office of the Trustee or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, or (b) subject to any laws or regulations applicable thereto and to the right of the Company to terminate the appointment of any Transfer Agent, at the offices of the Transfer Agents described herein or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Registered Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees by the Registrar. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith.

          18. Prior to due presentation of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered, as the owner thereof for all purposes, whether or not such Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          19. THE INDENTURE AND THIS SECURITY SHALL, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

          20. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                    ELECTION OF HOLDER TO REQUIRE REPURCHASE

          1. Pursuant to Article XII of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

          2.  The undersigned hereby directs the Trustee or Paying Agent to pay
it or                  an amount in cash or, at the Company's election, Common
Stock, equal to 100% of the principal amount hereof, plus interest accrued to the Repurchase Date, as provided in the Indenture.


Dated:
      --------------------    ------------------------
                              Signature

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

                                                                     Exhibit F.1

                [FORM OF CONVERSION NOTICE FOR BEARER SECURITIES]

                                CONVERSION NOTICE

The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security or any portion of the principal amount hereof (which is an integral multiple of $1,000) into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security and directs that such shares be registered in the name of and delivered, together with a check in payment for any fractional share, to the undersigned unless a different name has been indicated below. The address for payment of any such check must be outside the United States. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. The undersigned Holder hereby represents and warrants that no person will be deemed to beneficially own, directly or constructively, 5% or more of the outstanding Common Stock as a result of the conversion of the Securities contemplated hereby and acknowledges that any attempted conversion in violation of such limitation will be null and void AB INITIO as to the Holder and the Holder will acquire no rights or economic interests in the Common Stock.


Dated:
      -------------------------    ------------------------
                                        Signature

If shares are to be registered
in the name of and delivered
to a Person other than the
Holder, please print such          Please print name and
Person's name and address:         address of Holder:



-------------------------------    ------------------------
          Name                               Name


-------------------------------    ------------------------
          Address                            Address


-------------------------------    ------------------------

-------------------------------    ------------------------
Social Security or other           Social Security or other
Taxpayer Identification            Taxpayer Identification
Number, if any                     Number, if any


Name and address (outside
the United States) to which
any check referred to in the
first paragraph of this
Conversion Notice should be
mailed:


----------------------------
          Name


-----------------------------
          Address



----------------------------
Social Security or other
Taxpayer Identification
 Number, if any

                                                                     Exhibit F.2

              [FORM OF CONVERSION NOTICE FOR REGISTERED SECURITIES]

                                CONVERSION NOTICE


     The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is an integral multiple of $1,000), below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, and directs that such shares, together with a check in payment for any fractional share and any Securities representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock or Securities are to be registered in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security. The undersigned Holder hereby represents and warrants that no person will be deemed to beneficially own, directly or constructively, 5% or more of the outstanding Common Stock as a result of the conversion of the Securities contemplated hereby and acknowledges that any attempted conversion in violation of such limitation will be null and void AB INITIO as to the Holder and the Holder will acquire no rights or economic interests in the Common Stock.


Dated:
      -------------------

                                   ---------------------------
                                        Signature


If shares or Registered
Securities are to be
registered in the name of a
Person other than the
Holder, please print such
Person's name and address:



---------------------------------
          Name

--------------------------------
          Address



--------------------------------
Social Security or other
Taxpayer Identification
Number, if any


--------------------------------

                                                                     Exhibit G.1


                       [FORM OF SECTION 897 CERTIFICATION
                      FOR BEARER AND REGISTERED DEFINITIVE
                                   SECURITIES]

                                   CERTIFICATE

                              THE MACERICH COMPANY
                   7 1/4% CONVERTIBLE SUBORDINATED DEBENTURES
                                    DUE 2002

          We, as beneficial owner of $     in aggregate principal amount of the
above-captioned Securities, hereby certify that either:

          (1) The aggregate value of all Debentures owned by us on the last date we purchased any Debenture did not exceed 5% of the value of the outstanding Common Stock on such date; or

          (2)  We are not a United States Alien.

[Signatory should select (1) or (2)]

          For the purposes of (3) above, "United States Alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, an estate the income of which is not subject to United States Federal income taxation regardless of its source, a "foreign trust," as defined in Section 7701(a)(31) of the Code, or a foreign partnership one or more members of which is, for United States Federal income tax purposes, any of the foregoing.

Dated:            , 19


                                   [Name of Account Holder]


                                   ------------------------
                                   (Authorized Signatory)

                                   Name:
                                   Title:

                                                                     Exhibit G.2


                       [FORM OF SECTION 897 CERTIFICATION
                     FOR RESTRICTED 144A GLOBAL SECURITIES]

                                   CERTIFICATE

                              THE MACERICH COMPANY
                   7 1/4% CONVERTIBLE SUBORDINATED DEBENTURES
                                    DUE 2002

          We, as depositary for $        in aggregate principal amount of the
above-captioned Securities, hereby certify, based on certificates received from our members and participants ("Agent Members") substantially in the form set out in Exhibit G.1 of the Indenture relating to the above-captioned
Securities, and with respect to $            principal amount of the
above-captioned Securities acquired from The Macerich Company, that either:

          (1) The aggregate value of all Debentures owned by us on the last date we purchased any Debenture did not exceed 5% of the value of the outstanding Common Stock on such date; or

          (2)  No Agent Member is a United States Alien.

[Signatory should select (1) or (2)]

          We further certify that (i) we are not making available herewith for redemption, repurchase or conversion any portion of the Restricted 144A Global Security excepted in, or not covered by, such certificates by Agent Members and
(ii) as of the date hereof, we have not received any notification from any of our Agent Members to the effect that the statements made by such Agent Member with respect to any portion of the part submitted herewith for redemption, repurchase or conversion, as the case may be, are no longer true and cannot be relied upon as of the date hereof.

          For the purposes of (3) above, "United States Alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, an estate the income of which is not subject to United States Federal income taxation regardless of its source, a "foreign trust," as defined in Section

7701(a)(31) of the Code, or a foreign partnership one or more members of which is, for United States Federal income tax purposes, any of the foregoing.


Dated:            , 19


                                   [The Depository Trust
                                   Company]


                                   ------------------------
                                   By:(Authorized Signatory)

                                   Name:
                                   Title:

                                                                     EXHIBIT H.1

                      [FORM OF CERTIFICATE TO BE DELIVERED
                          IN CONNECTION WITH TRANSFERS
                            PURSUANT TO REGULATION S]


                                                                          [date]


The Macerich Company
233 Wilshire Boulevard
Santa Monica, California 90401


          Re:  The Macerich Company (the "Company")
               7 1/4% Convertible Subordinated Debentures
               due 2002 (the "securities")
               -------------------------------------------

Ladies and Gentlemen:

          In connection with our proposed sale of $         aggregate principal
amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

          (1) the offer of the Securities was not made to a person in the United States;

          (2) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

          (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

          In addition, if the sale is made during a restricted period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                         Very truly yours,

                         [Name of Transferor]


                         By:
                            -----------------------
                              Authorized Signature

                                                                     EXHIBIT H.2

                      [FORM OF CERTIFICATE TO BE DELIVERED
               IN CONNECTION WITH TRANSFERS PURSUANT TO RULE 144A]


The Macerich Company
233 Wilshire Boulevard
Santa Monica, California 90401

                                                                          [date]

          Re: The Macerich Company (the "Company") 7 1/4% Convertible Subordinated Debentures due 2002
               (the "Securities")
               -------------------------------------------------------

Ladies and Gentlemen:

          In connection with our proposed sale of $         aggregate principal
amount of the Securities, we hereby certify that such transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we hereby further certify that the Securities are being transferred to a person that we reasonably believe is purchasing the Securities for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Securities are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


                         Very truly yours,



                         ------------------------------
                              [Name of Transferor]

                         By:
                            -----------------------
                              Authorized Signature

                                                                     EXHIBIT H.3

                      [FORM OF CERTIFICATE TO BE DELIVERED
                         IN CONNECTION WITH TRANSFERS TO
                   NON-QIB INSTITUTIONAL ACCREDITED INVESTORS]


The Macerich Company
233 Wilshire Boulevard
Santa Monica, California 90401

Dear Sirs:

          This certificate is delivered to request a transfer of $ aggregate principal amount of 7 1/4% Convertible Subordinated Debentures due 2002 (the "Securities") of the Macerich Company (the "Company").

          Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:

Name:
      --------------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

Taxpayer ID Number:
                    ------------------------------------------------------------

          The undersigned represents and warrants to you that:

          1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act")) purchasing for our own account or for the account of such an institutional "accredited investor," and we are acquiring the Securities not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities and invest in or purchase securities similar to the Securities in the normal course of our business. We and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

          2. We understand that the Securities have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to the date which is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is purchasing for its own account or for the account of such an institutional "accredited investor", in each case a minimum principal amount of Securities of $250,000 or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2),
(3) or (7) under the Securities Act and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Termination Date of the Securities pursuant to clauses (d),

(e) or (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee.

                              TRANSFEREE:
                                          --------------------------------------
                              BY:
                                 ---------------------------------------------